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                                                                   EXHIBIT 10.59



                                                                 EXECUTION COPY



                           INGRAM FUNDING MASTER TRUST

                            SERIES 2000-1 SUPPLEMENT

                            Dated as of March 8, 2000

                                       to

                              AMENDED AND RESTATED

                                POOLING AGREEMENT

                            Dated as of March 8, 2000

                                      Among

                              INGRAM FUNDING INC.,

                                   as Company

                               INGRAM MICRO INC.,

                               as Master Servicer,

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                                    as Agent,

                         REDWOOD RECEIVABLES CORPORATION

                              as Initial Purchaser

                 THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO
                      FROM TIME TO TIME AS LIQUIDITY BANKS

                                       and

                            THE CHASE MANHATTAN BANK,

                                   as Trustee

                                TABLE OF CONTENTS


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ARTICLE I  Definitions........................................................1

     SECTION 1.01.  Definitions...............................................1
     SECTION 1.02.  Other Terms..............................................20
     SECTION 1.03.  Computation of Time Periods..............................21

ARTICLE II  Designation of VFC Certificate; Purchase and Sale
            of the VFC Certificate...........................................21

     SECTION 2.01.  Designation..............................................21
     SECTION 2.02.  The VFC Certificates and Series 2000-1
                    Subordinated Interest....................................21
     SECTION 2.03.  Purchases of Interests in the VFC Certificates and
                    the Series 2000-1 Subordinated Interest..................22
     SECTION 2.04.  Delivery.................................................23
     SECTION 2.05.  Procedure for Initial Issuance and for Increasing
                    the Series 2000-1 Invested Amount........................23
     SECTION 2.06.  Procedure for Decreasing the
                    Series 2000-1 Invested Amount............................25
     SECTION 2.07.  Reductions of the Commitments............................25
     SECTION 2.08.  Interest; Commitment Fee.................................26
     SECTION 2.09.  Indemnification by the Company...........................27

ARTICLE III  Article III of the Agreement....................................29

     SECTION 3.01............................................................29
     SECTION 3.02.  Establishment of Trust Accounts..........................29
     SECTION 3.03.  Daily Allocations........................................31
     SECTION 3.04.  Determination of Interest................................33
     SECTION 3.05.  Determination of Series 2000-1 Monthly Principal.........34
     SECTION 3.06.  Applications.............................................35
     SECTION 3.07.  Prepayment...............................................37

ARTICLE IV  Distributions and Reports........................................38

     SECTION 4.01.  Distributions............................................39
     SECTION 4.02.  Daily Reports............................................39
     SECTION 4.03.  Statements and Notices...................................39

ARTICLE V  Additional Early Amortization Events..............................40

     SECTION 5.01.  Additional Early Amortization Events.....................40

ARTICLE VI  Servicing Fee....................................................44

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
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     SECTION 6.01.  Servicing Compensation...................................44

ARTICLE VII  Change in Circumstances.........................................44

     SECTION 7.01.  Illegality...............................................44
     SECTION 7.02.  Requirements of Law......................................45
     SECTION 7.03.  Taxes....................................................47
     SECTION 7.04.  Indemnity................................................50
     SECTION 7.05.  Assignment of Commitments Under Certain
                    Circumstances; Duty to Mitigate..........................51
     SECTION 7.06.  Limitation...............................................52

ARTICLE VIII  Covenants, Representations and Warranties......................52

     SECTION 8.01.  Representations and Warranties of the Company and
                    the Master Servicer......................................52
     SECTION 8.02.  Covenants of the Company and the Master Servicer.........52
     SECTION 8.03.  Negative Covenants of the Company; Covenants of
                    the Master Servicer......................................53
     SECTION 8.04.  Obligations Unaffected...................................57
     SECTION 8.05.  Representations and Warranties of
                    the Initial Purchaser and the Liquidity Banks............58

ARTICLE IX  Conditions Precedent.............................................60

     SECTION 9.01.  Conditions Precedent to Effectiveness of Supplement......60

ARTICLE X  The Agent.........................................................63

     SECTION 10.01.  Appointment.............................................63
     SECTION 10.02.  Delegation of Duties....................................63
     SECTION 10.03.  Exculpatory Provisions..................................64
     SECTION 10.04.  Reliance by Agent.......................................64
     SECTION 10.05.  Notice of Servicer Default or Early Amortization
                     Event or Potential Early Amortization Event.............65
     SECTION 10.06.  Non-Reliance on Agent and Other Purchasers..............65
     SECTION 10.07.  Indemnification.........................................66
     SECTION 10.08.  Agent in Its Individual Capacity........................66
     SECTION 10.09.  Successor Agent.........................................66

ARTICLE XI  Miscellaneous....................................................67

     SECTION 11.01.  Ratification of Agreement...............................67
     SECTION 11.02.  Governing Law...........................................67
     SECTION 11.03.  Further Assurances......................................67
     SECTION 11.04.  Payments................................................67
     SECTION 11.05.  Costs and Expenses......................................68

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
     SECTION 11.06.  No Waiver; Cumulative Remedies..........................68
     SECTION 11.07.  Amendments..............................................69
     SECTION 11.08.  Severability............................................70
     SECTION 11.09.  Notices.................................................70
     SECTION 11.10.  Successors and Assigns..................................70
     SECTION 11.11.  Counterparts............................................71
     SECTION 11.12.  Adjustments; Setoff.....................................71
     SECTION 11.13.  Limitation of Payments by Company.......................72
     SECTION 11.14.  No Bankruptcy Petition..................................72
     SECTION 11.15.  Limitation on Addition and Termination of Sellers.......72
     SECTION 11.16.  Third-Party Beneficiaries...............................74
     SECTION 11.17.  Subordination Agreement.................................74
     SECTION 11.18.  Information With Respect to the Receivables.............77

ARTICLE XII  Final Distributions.............................................78

     SECTION 12.01.  Certain Distributions...................................78


EXHIBITS

Exhibit A         Form of VFC Certificate, Series 2000-1
Exhibit B         Form of Commitment Transfer Supplement
Exhibit C         Form of Administrative Questionnaire
Exhibit D         Form of Daily Report
Exhibit E         Form of Monthly Settlement Statement
Exhibit F         Form of Notice of Issuance/Increase
Exhibit G         Form of Confidentiality Agreement

SCHEDULES

Schedule 1        Commitments
Schedule 2        Trust Accounts

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         Series 2000-1 SUPPLEMENT dated as of March 8, 2000 (this
"Supplement"), among the Company, the Master Servicer, Redwood Receivables Corporation ("Redwood"), the Liquidity Banks from time to time party hereto, General Electric Capital Corporation, as agent (the "Agent") for the Purchasers (as hereinafter defined) and the Trustee.

                             W I T N E S S E T H :

         WHEREAS, the Company, the Master Servicer and the Trustee have entered into the Amended and Restated Pooling Agreement dated as of March 8, 2000 (as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement");

         WHEREAS, the Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

         WHEREAS, the Company, the Master Servicer, the Trustee, Redwood as the Initial Purchaser (the "Initial Purchaser") and the Liquidity Banks wish to supplement the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         SECTION 1.01. Definitions. Capitalized terms defined or referenced in the Agreement or the Liquidity Agreement shall be used herein as therein defined (unless otherwise defined or referenced herein) and the following words and phrases shall have the following meanings with respect to Series 2000-1 and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

         "Accrual Period" shall have the meaning assigned in the Agreement except that with respect to the Commitment Fee and interest on the VFC Certificates, "Accrual Period" shall mean a calendar month (and such Accrual Period shall relate to the Distribution Date next succeeding the end of such Accrual Period).

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         "Accrued Expense Adjustment" shall mean, for any Business Day in any
Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (a) the entire amount of (i) the Commitment Fee, if any, due and payable on the next succeeding Distribution Date, (ii) the Series 2000-1 Monthly Interest to be distributed on the next succeeding Distribution Date,
(iii) the Series 2000-1 Monthly Servicing Fee, (iv) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates, (v) the aggregate amount of all accrued and unpaid Additional Interest and (vi) all accrued Program Costs, in each case for such Accrual Period determined as of such day, and (b) the aggregate of the amounts transferred to the Series 2000-1 Non-Principal Collection Sub-subaccount on or before such day in respect of such Accrual Period pursuant to Section 3.03(a)(i), before giving effect to any transfer made in respect of the Accrued Expense Adjustment on such day pursuant to the proviso to such Section 3.03(a)(i).

         "Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) in the case of each of the first ten Business Days in the Accrual Period, one-thirtieth of the Commitment Fee payable to the Agent for the benefit of the Purchasers as provided in Section 2.08(b) hereof,
(b) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 2000-1 Monthly Servicing Fee and (c) in the case of the last Business Day of each Accrual Period an amount equal to the Monthly Interest Payment payable on the succeeding Distribution Date, (in the case of the foregoing clause (b), up to the amount thereof due and payable on the succeeding Distribution Date, and in the case of the foregoing clause (a), up to the amount thereof next due and payable pursuant to Section 2.08 hereof but subject to Accrued Expense Adjustments as provided in Section 3.03(a)(i)), (d) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates, (e) the aggregate amount of all accrued and unpaid Additional Interest and (f) all Program Costs that have accrued since the preceding Business Day.

         "Acquisition Date" shall have the meaning assigned in Section 7.01.

         "Additional Interest" shall have the meaning assigned in Section
3.04(b).

         "Adjusted Liquidity Price" shall have the meaning ascribed to such term in the Liquidity Agreement.

         "Administration Fee" shall have the meaning assigned in Section 2.08(c) hereof.

         "Aged Receivables Ratio" shall mean, as of the last day of each Settlement Period and calculated as provided in Section 1.01(f), the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the

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aggregate unpaid balance of Receivables originated by the Sellers that were 91 to 120 days past due and (b) the aggregate amount of Charged-Off Receivables of the Sellers that were charged off as uncollectible prior to the day that is 91 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the fourth prior Settlement Period.

         "Aggregate Commitment Amount" shall mean, with respect to any Business Day, the aggregate amount of the Commitments of all Purchasers on such date, as reduced from time to time or terminated in their entirety pursuant to Section
2.07 hereof.

         "Agreement" shall have the meaning specified in the recitals hereto.

         "Applicable Margin" shall mean at any date of determination: (a) with respect to the CP Rate, 0.3675% per annum, and (b) with respect to the Liquidity Interest Rate and the LOC Draw Rate, 0%.

         "Article VII Costs" shall mean any amounts due pursuant to Article VII hereof.

         "Available Commitment" shall mean, with respect to any Business Day, the (i) Aggregate Commitment Amount on such Business Day minus (ii) the Series 2000-1 Invested Amount.

         "Base Rate" shall mean "Prime Rate" in the Money Rates Section of The Wall Street Journal published on or most recently before such date.

         "Benefited Purchaser" shall have the meaning assigned in Section 11.12 hereof.

         "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.30 times the Base Rate in effect as of such day divided by (b) 365.

         "Change in Control" shall mean the occurrence of any event the result of which causes the Company not to be a direct or indirect, wholly owned Subsidiary of Ingram Micro Inc.

         "Claim" shall have the meaning specified in Section 2.09(a) hereof.

         "Commitment" shall mean, (i) as to any Purchaser, its obligation to maintain and, subject to certain conditions, increase, its Series 2000-1 Purchaser Invested Amount, in an aggregate amount not to exceed at any one time

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outstanding the amount set forth opposite such Purchaser's name on Schedule 1 hereto under the caption "Commitment", or in its Commitment Transfer Supplement as such amount may be reduced from time to time as provided herein; collectively, as to all Purchasers, the "Commitments" and (ii) as to any Liquidity Banks prior to becoming a Purchaser, its Commitment as set forth in the Liquidity Agreement or in Section 1 to its Liquidity Lender Assignment Agreement.

         "Commitment Fee" shall have the meaning assigned in Section 2.08(b) hereof.

         "Commitment Percentage" shall mean, (i) as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Commitment as set forth on Schedule 1 or in its Commitment Transfer Supplement and the denominator of which is the Aggregate Commitment Amount as of such date and (ii) as to any Liquidity Bank and as of any date prior to its becoming a Purchaser, the percentage equivalent of a fraction, the numerator of which is such Liquidity Bank's Commitment as set forth in the Liquidity Agreement or in Section 1 to its Liquidity Lender Assignment Agreement and the denominator of which is the total Commitments of all Liquidity Banks as of such date.

         "Commitment Period" shall mean the period commencing on the Issuance Date and terminating on the date that the Series 2000-1 Amortization Period commences pursuant to clause (i) of the definition thereof.

         "Commitment Reduction" shall have the meaning assigned in Section 2.07(a) hereof.

         "Commitment Termination Date" shall mean the earlier of (a) March 7, 2005 and (b) the date on which the Commitments are terminated in whole pursuant to Section 2.07.

         "Commitment Transfer Supplement" shall mean a commitment transfer supplement substantially in the form of Exhibit B hereto.

         "Company Indemnified Person" shall have the meaning assigned in
Section 2.09(a).

         "CP Net Amount" shall mean, at any time, (A) Redwood's Series 2000-1 Purchaser Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount), minus (B) the aggregate unpaid principal amount of all Liquidity Loans, plus (C) the aggregate amount, allocated to Redwood's Series 2000-1 Purchaser Invested Amount, of proceeds from outstanding Liquidity Loans which cannot be used to pay maturing commercial paper and are, therefore, retained until commercial paper matures and

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can be paid, minus (D) the excess, if any, of the aggregate outstanding principal amount of proceeds from LOC Draws over any payments received by the Letter of Credit Provider in respect thereof as of such date, plus (E) the aggregate amount, allocated to Redwood's Series 2000-1 Purchaser Invested Amount, of proceeds from outstanding LOC Draws which cannot be used to pay maturing commercial paper and are, therefore, retained until commercial paper matures and can be paid.

         "CP Rate" shall mean, for any day, the weighted average of the interest rates (or if issued at a discount, the weighted average of the rates, after converting to interest-bearing equivalents) on all outstanding commercial paper issued by Redwood and outstanding on such day.

         "Daily Interest Adjustment" shall mean, for any Business Day in any Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (i) the sum of (A) the Series 2000-1 Monthly Interest determined as of such day, (B) the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates and (C) the aggregate amount of all accrued and unpaid Additional Interest and (ii) the amount on deposit in the Series 2000-1 Accrued Interest Sub-subaccount on such day, if any, after making any deposit thereto pursuant to Section 3.03(c), before giving effect to any transfer made in respect of the Daily Interest Adjustment on such day pursuant to the proviso to such subsection.

         "Daily Interest Deposit" shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Daily Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued, unpaid and unallocated Series 2000-1 Monthly Interest for prior Distribution Dates plus (iii) the aggregate amount of all accrued and unpaid Additional Interest.

         "Daily Interest Expense" for any day in any Accrual Period, shall mean the sum of (A) the product of (i) the CP Net Amount divided by 360 and (ii) the CP Rate plus the Applicable Margin in effect on such day, plus (B) the product of (i) the aggregate amount of outstanding Liquidity Loans (or following a draw under the Insurance Policy, an amount equal to the principal amount of such draw) divided by 360 and (ii) the Liquidity Interest Rate plus the Applicable Margin in effect on such day, plus (C) the product of (i) LOC Draws Outstanding divided by 360 and (ii) the LOC Draw Rate plus the Applicable Margin in effect on such day; provided, that for any such day during the continuation of a Designated Early Amortization Period, the "Daily Interest Expense" for such day shall be equal to the greater of (x) the sum of the amounts calculated pursuant to clauses (A), (B) and (C) above and (y) the product of (1) the Series 2000-1 Invested Amount on such day divided by 365 and (2) the Base Rate in effect on such day plus 2.00% per annum.

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         "Daily Report" shall mean a report prepared by the Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit D hereto.

         "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the aggregate Principal Amount of Eligible Receivables as at the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by
(ii) the aggregate Principal Amount of Receivables generated by the Seller for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

         "Decrease" shall have the meaning assigned in Section 2.06(a).

         "Default Ratio" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

          (a) (i) the average of the respective Principal Amounts of all Receivables which constituted Defaulted Receivables as of the last day of the six Settlement Periods immediately preceding such date, plus (ii) without duplication, the aggregate Principal Amount of Receivables that were written off as uncollectible during such Settlement Periods, to

          (b) the average of the respective Principal Amounts of all Receivables in the Trust as of the last day of the six Settlement Periods immediately preceding such date.

         "Deficit" shall have the meaning ascribed to such term in the Liquidity Agreement.

         "Designated Early Amortization Period" means an Early Amortization Period that is triggered by any of the events described in Section 5.01(a)-(i), inclusive, (m), (p), (q) (r), and (t) of this Supplement, or in Section 7.01 of the Agreement.

         "Dilution Horizon" shall mean the number of days from the invoicing of a Receivable until a Dilution Adjustment with respect to such Receivable is issued by the Seller or the Seller receives notice that a Dilution Adjustment will have to be issued in respect of such Receivable.

         "Dilution Horizon Factor" shall mean (i) for the period beginning on the Issuance Date through and until the sixth Settlement Report Date to occur thereafter, 1.28 and (ii) for any six-month period thereafter (beginning and ending

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on a Settlement Report Date), a fraction, the numerator of which is the dollar weighted average Dilution Horizon of the Sellers (based upon the Dilution Adjustment of the selected Receivables) for such period (which shall be calculated by the Master Servicer, in accordance with its past procedures for such calculations, selecting a random sample of approximately 1000 Dilution Adjustment memos from the Seller created during such period and determining the dollar weighted average Dilution Horizon therefrom) and the denominator of which is 30.

         "Dilution Period" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were originated by the Seller during the Settlement Period preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor and (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date.

         "Dilution Ratio" shall mean, as of the last day of each Settlement Period and calculated as provided in Section 1.01(f) hereof, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables that were originated by the Seller during the immediately preceding Settlement Period.

         "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

         DRR = [(c * d) + [(e-d) * (e/d)]] * f

         Where:

         DRR = Dilution Reserve Ratio;

         c =   2.00;

         d =   the twelve-month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

         e =   the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

         f =   the Dilution Period.

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         "Distribution Date" shall mean the 10th day of the month, or if such day is not a Business Day, the next succeeding Business Day.

         "Early Amortization Event" shall have the meanings assigned in Section
5.01 of this Supplement and Section 7.01 of the Agreement.

         "Early Amortization Period" shall have the meaning assigned in Section
5.01 of this Supplement and Section 7.01 of the Agreement.

         "ECI Holder" shall have the meaning assigned in Section 11.17(a) hereof.

         "Effective Date" shall have the meaning assigned in Section 9.01 hereof.

         "Eligible Assignee" shall mean General Electric Capital Corporation, any Affiliate of General Electric Capital Corporation (other than GE's IT Solutions business) and any special purpose investment vehicle managed or administered by General Electric Capital Corporation or any Affiliate of General Electric Capital Corporation (other than GE's IT Solutions business), the Insurer and any other Person that (i) is a financial institution formed under the laws of any OECD Country provided that such Person, if not a financial institution organized under the laws of the United States, is acting through a branch or agency located in the United States, (ii) has a short-term debt rating of at least A-1 from S&P and P-1 from Moody's, and (iii) is acceptable to the Company.

         "Excess Program Costs" shall have the meaning assigned to such term within the definition of "Program Costs".

         "Excluded Taxes" shall have the meaning assigned in Section 7.03(a) hereof.

         "Extension Request" shall have the meaning assigned in Section 11.16(a) hereof.

         "Funding Notice" shall have the meaning assigned in Section 2.05(c) hereof.

         "Increase" shall have the meaning assigned in Section 2.05(a) hereof.

         "Increase Amount" shall have the meaning assigned in Section 2.05(a) hereof.

         "Increase Date" shall have the meaning assigned in Section 2.05(a) hereof.

         "Indemnified Amounts" shall have the meaning assigned in Section 2.09(a) hereof.

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         "Indemnified Parties" shall have the meaning assigned in Section
2.09(a) hereof.

         "Information" shall have the meaning assigned in Section 8.05(e) hereof.

         "Initial Purchaser" shall have the meaning specified in the recitals hereto.

         "Insurance Agreement" shall mean that certain Insurance Agreement dated on or around March 8, 2000 among the Insurer, the Initial Purchaser and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Insurance Policy" shall mean that certain insurance policy dated on or around March 8, 2000 issued by the Insurer in favor of the Agent.

         "Insurer" shall mean Ambac Assurance Corporation and its successors and permitted assigns as issuer of the Insurance Policy.

         "Interest Shortfall" shall have the meaning assigned in Section 3.04(b) hereof.

         "Invested Amount" shall mean, with respect to Series 2000-1, the Series 2000-1 Invested Amount.

         "Issuance Date" shall mean March 8, 2000.

         "Junior Claimant" shall have the meaning assigned in Section 11.17(a) hereof.

         "Junior Claims" shall have the meaning assigned in Section 11.17(a) hereof.

         "LIBOR" shall mean for any Accrual Period, the per annum rate for deposits in Dollars for a period of 30 days which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the last Business Day of the immediately preceding Accrual Period. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks selected by the Agent at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period of one month commencing on that day. The Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Agent, in its sole discretion at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of 30 days.

         "Letter of Credit" shall mean that certain irrevocable Letter of Credit dated on or around March 7, 2000, issued by the Letter of Credit Provider in favor of General Electric Capital Corporation, as Collateral Agent.

         "Letter of Credit Provider" shall mean General Electric Capital Corporation.

         "Liquidity Agent" shall have the meaning set forth in the Liquidity Agreement.

         "Liquidity Agreement" shall mean the Liquidity Agreement, dated as of March 8, 2000 by and among Redwood Receivables Corporation, General Electric Capital Corporation, as Agent and the Liquidity Lenders from time to time party thereto and relating to the Ingram Funding Master Trust, as the same from time to time may be amended, restated, supplemented or otherwise modified from time to time.

         "Liquidity Banks" shall mean any "Liquidity Lender" party to the Liquidity Agreement.

         "Liquidity Commitment Fee" shall have the meaning assigned in Section 2.8(b) hereof.

         "Liquidity Interest Rate" shall mean, on any day in an Accrual Period, an interest rate per annum equal to the lower of (i) the Base Rate and (ii) LIBOR plus 0.3675% or

          (a) if the Liquidity Agent requires that the Liquidity Banks provide a Liquidity Loan with less than three Business Days' notice, if the LIBOR market is closed, or if the Liquidity Agent determines that it is illegal for any Liquidity Bank to make Liquidity Loans accruing interest at a rate based upon LIBOR, an interest rate per annum equal to the Base Rate;

          (b) with respect to any Liquidity Loans made on a "Termination Draw Date" under the Liquidity Agreement an interest rate per annum equal to the higher of (i) the Base Rate plus 2.00% and (ii) LIBOR plus 2.3675%; or

          (c) if a draw under the Insurance Policy has been made, an interest rate per annum equal to the Base Rate plus 3.00%.

         "Liquidity Loans" shall have the meaning assigned in the Liquidity Agreement.

         "LOC Draw Rate" shall mean, on any day in an Accrual Period, an interest rate per annum equal to the higher of:

          (a) the highest prime, base or equivalent lending rate of interest announced or published on or most recently before such date by any of the five largest member banks of the New York Clearing House Association, Inc. (with the understanding that such rates may merely serve as a basis upon which effective rates of interest are calculated for loans making reference to such prime, base or equivalent rates and that such rates are not necessarily the lowest or best rates at which such banks calculate interest or extend credit); and

          (b) LIBOR, which shall equal for this purpose the per annum rate for deposits in Dollars for a period of 30 days which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the last Business Day of the immediately preceding Accrual Period. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks selected by the Agent at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period of one month commencing on that day. The Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Agent, in its sole discretion at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of 30 days.

         "LOC Draws" shall have the meaning set forth in the Liquidity
Agreement.

         "LOC Draws Outstanding" shall have the meaning set forth in the Liquidity Agreement.

         "Loss Reserve Ratio" shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

         LRR = [(a * b)/c] * d * e

         Where:

         LRR = Loss Reserve Ratio;

         a = the aggregate Principal Amount of Receivables originated by the Seller during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

         b = the highest three-month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

         c = the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such earlier Settlement Report Date;

         d =   2.00; and

         e =   Payment Terms Factor.

         "Majority Purchasers" shall mean, on any day, Purchasers having, in the aggregate, more than 50% of the Aggregate Commitment Amount.

         "Master Servicer Indemnified Person" shall have the meaning specified in Section 2.09(b) hereof.

         "Maximum Commitment Amount" shall mean $700,000,000.

         "Maximum Invested Amount" shall mean, as of any day, the lesser of (a) the Maximum Commitment Amount as of such day and (b) the Aggregate Receivables Amount as of such day minus the Series 2000-1 Required Subordinated Amount as of such day. The "Maximum Invested Amount" of the Initial Purchaser shall be the "Funding Base" for purposes of the Initial Purchaser's commercial paper program documents.

         "Minimum Amount" shall have the meaning specified in Section 11.16(c) hereof.

         "Minimum Ratio" shall mean as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to the greater of:

         (a)  (a*b) + c

         Where:

                  a = the average of the Dilution Ratios during the period of the twelve connective Settlement Periods ending prior to such earlier Settlement Report Date;

                  b =   the Dilution Period; and

                  c =   15%;

         and

         (b)  25%.

         "Monthly Interest Payment" shall have the meaning assigned in Section 3.06(a) hereof.

         "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

         "Non-Excluded Taxes" shall have the meaning assigned in Section 7.03(a) hereof.

         "OECD Country" shall mean a country that is a member of the grouping of countries that are full members of the Organisation for Economic Co-operation and Development.

         "Other Persons" shall have the meaning assigned in Section 2.09(a) hereof.

         "Other Taxes" shall have the meaning assigned in Section 7.03(a) hereof.

         "Participants" shall have the meaning assigned in Section 11.10(f) hereof.

         "Payment Terms Factor" shall mean (a) for the period from the Issuance Date until the third Settlement Report Date to occur thereafter, 0.89 and (b) for each three-month period to occur after such initial period, a fraction, the numerator of which is the sum of (i) the weighted average payment terms (based upon the Principal Amount of the Receivables and expressed as a number of days) for the Receivables originated during such period and (ii) 60, and the denominator of which is 90; provided, however, that if the Payment Terms Factor for any period is less than the Payment Terms Factor for the immediately preceding periods, then the actual Payment Terms Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Payment Terms Factor for such current period and the three immediately preceding periods, and the denominator of which is 90.

         "Program Costs" shall mean, for any Business Day, the sum of (i) all expenses, indemnities and other amounts due and payable to the Purchasers, the Insurer and the Agent under the Agreement, this Supplement or the Insurance Agreement (including, without limitation, the Commitment Fee and any Article VII Costs, but specifically excluding any Premium (as defined in the Insurance Agreement)), (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the VFC Certificates) and (B) a fraction, the numerator of which is the Aggregate Commitment Amount on such Business Day, and the denominator of which is the sum of (x) the Invested Amount on such Business Day for all Series then Outstanding (excluding Series 2000-1) and (y) the Series 2000-1 Aggregate Commitment Amount on such Business Day, and (iii) all unpaid fees and expenses due and payable to Rating Agencies rating the VFC Certificates; provided, however, that Program Costs shall not exceed $100,000 in the aggregate in any fiscal year of the Master Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $100,000 shall be referred to herein as "Excess Program Costs").

         "Purchase Termination Event" shall have the meaning assigned in
Section 7.01 of the Receivables Sale Agreement.

         "Purchaser" shall mean each purchaser of a VFC Certificate or VFC Beneficial Interest, including the Initial Purchaser and each Liquidity Bank that acquires such a VFC Beneficial Interest pursuant to Section 2.5 of the Liquidity Agreement.

         "Rating Agency" shall mean, in the event that Series 2000-1 has been rated, S&P and Moody's and, any rating agency that has rated the VFC Certificates at the request of the Agent, as applicable.

         "Rating Agency Condition" shall, with respect to any action, have the meaning assigned in Section 1.01 of the Agreement.

         "Receivable Collection Turnover" shall mean, as of any date of determination, the amount (expressed in days) equal to:

         (a) a fraction, (i) the numerator of which is equal to the average of the Principal Amounts of Receivables on the first day of the 6 Settlement Periods immediately preceding such date and (ii) the denominator of which is equal to aggregate Collections received during such 6 Settlement Periods with respect to all Receivables, multiplied by

         (b) the number of days contained in such 6 Settlement Periods.

         "Record Date" shall mean, with respect to any Distribution Date, the Business Day immediately preceding such date.

         "Redwood" shall mean Redwood Receivables Corporation, and any successor thereto.

         "Register" shall have the meaning assigned in Section 11.10(d) hereof.

         "Seller Addition Date" shall have the meaning assigned in Section 3.05 of the Receivables Sale Agreement.

         "Senior Claims" shall have the meaning assigned in Section 11.17(a) hereof.

         "Series 2000-1" shall mean the Series of Investor Certificates and the Subordinated Company Interest, the Principal Terms of which are set forth in this Supplement.

         "Series 2000-1 Accrued Interest Sub-subaccount" shall have the meaning assigned in Section 3.02(a) hereof.

         "Series 2000-1 Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 2000-1 Invested Amount on such date, minus (ii) the amount on deposit in the Series 2000-1 Principal Collection Sub-subaccount in excess of amounts then payable from such account under Section 3.06(c)(i) hereof on such date up to a maximum of the Series 2000-1 Invested Amount.

         "Series 2000-1 Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 2000-1.

         "Series 2000-1 Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 2000-1.

         "Series 2000-1 Allocated Receivables Amount" shall mean, on any date of determination, the sum of (a) the lower of (i) the Series 2000-1 Target Receivables Amount on such day and (ii) the Aggregate Receivables Amount on such day times the percentage equivalent of a fraction the numerator of which is the Series 2000-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day, plus (b) on last day of a Series 2000-1 Revolving Period and at any time during a Series 2000-1 Amortization Period, the excess, if any, of (i) the Aggregate Receivables Amount over (ii) the Aggregate Target Receivables Amount.

         "Series 2000-1 Amortization Period" shall mean any period commencing
(i) on the Business Day following the occurrence of (a) the date on which an Early Amortization Period is declared to commence or automatically commences or
(b) the Commitment Termination Date and in either case ending on the date when the Series 2000-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the VFC Certificates and to the Agent, the Insurer and the Purchasers hereunder shall have been paid or (ii) on the Business Day following the occurrence of any event referred to in Section 7.01(a)(ii)(A) of the Agreement and ending on the date on which any such event is no longer continuing (or has been dismissed, bonded or discharged) so long as no Series 2000-1 Amortization Period has commenced pursuant to clause (i) of this definition, and otherwise ending on the date when the Series 2000-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the VFC Certificates and to the Agent, the Insurer and the Purchasers hereunder shall have been paid.

         "Series 2000-1 Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 2000-1 Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

         "Series 2000-1 Collection Subaccount" shall have the meaning assigned in Section 3.02(a) hereof.

         "Series 2000-1 Initial Invested Amount" shall mean $50,000,000.

         "Series 2000-1 Initial Subordinated Interest Amount" shall mean the Series 2000-1 Subordinated Interest Amount on the Issuance Date.

         "Series 2000-1 Invested Amount" shall mean, as of any date of determination, the sum of the Series 2000-1 Purchaser Invested Amounts of all Purchasers on such date.

         "Series 2000-1 Invested Percentage" shall mean, with respect to any Business Day (i) during a Series 2000-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during a Series 2000-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 2000-1 Revolving Period immediately preceding such Series 2000-1 Amortization Period (provided that if during a Series 2000-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of a Series 2000-1 Amortization Period commence, then, from and after the date the last of such series commences its Amortization Period, the numerator shall be the Series 2000-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

         "Series 2000-1 Monthly Interest" shall mean, with respect to any Accrual Period, the sum of the Daily Interest Expense for each day in such Accrual Period.

         "Series 2000-1 Monthly Interest Distribution" shall have the meaning assigned in Section 3.04(a) hereof.

         "Series 2000-1 Monthly Principal Payment" shall have the meaning assigned in Section 3.05 hereof.

         "Series 2000-1 Monthly Servicing Fee" shall have the meaning assigned in Section 6.01 hereof.

         "Series 2000-1 Non-Principal Collection Sub-subaccount" shall have the meaning assigned in Section 3.02(a) hereof.

         "Series 2000-1 Principal Collection Sub-subaccount" shall have the meaning assigned in Section 3.02(a) hereof.

         "Series 2000-1 Purchaser Invested Amount" shall mean, with respect to any Purchaser on the Issuance Date, an amount equal to the product of such Purchaser's Commitment Percentage on such date and the Series 2000-1 Initial Invested Amount, and with respect to such Purchaser on any date of determination thereafter, an amount equal to (a) such Purchaser's Series 2000-1 Purchaser Invested Amount on the immediately preceding Business Day (or, with respect to the day as of which such Purchaser becomes a Purchaser, whether by executing a counterpart hereof, a Commitment Transfer Supplement or otherwise, the portion of the transferor's Series 2000-1 Purchaser Invested Amount being purchased, in the case of a Liquidity Bank), plus (b) the amount of any increases in such Purchaser's Series 2000-1 Purchaser Invested Amount pursuant to Section 2.05 made on such day, minus (c) the amount of any distributions received and applied to such Purchaser pursuant to Section 2.06 or Section 3.06(c)(ii) on such day, minus (d) the aggregate Series 2000-1 Allocable Charged-Off Amount allocable to the VFC Beneficial Interest of such Purchaser on or prior to such date pursuant to Section 3.05(b)(ii), plus (e) (but only to the extent of any unreimbursed reductions made pursuant to clause (d) above) the aggregate Series

2000-1 Allocable Recoveries Amount allocable to the VFC Beneficial Interest of such Purchaser on or prior to such date pursuant to Section 3.05(c)(i).

         "Series 2000-1 Required Reserves Ratio" shall mean the greater of (i) the sum of the Dilution Reserve Ratio and the Loss Reserve Ratio and (ii) the Minimum Ratio.

         "Series 2000-1 Required Subordinated Amount" shall mean (a) on any date of determination during a Series 2000-1 Revolving Period, an amount equal to the sum of:

          (i) the product of (A) the Series 2000-1 Adjusted Invested Amount on such day and (B) a fraction the numerator of which is the Series 2000-1 Required Reserves Ratio and the denominator of which is one minus the Series 2000-1 Required Reserves Ratio;

          (ii) the product of (A) the Series 2000-1 Invested Amount and (B) a fraction the numerator of which is the Carrying Cost Reserve Ratio and the denominator of which is one minus the Series 2000-1 Required Reserves Ratio; and

          (iii) the product of (A) the aggregate Principal Amount of Receivables in the Trust on such day, (B) a fraction the numerator of which is the Series 2000-1 Adjusted Invested Amount and the denominator of which is the sum of (1) the Series 2000-1 Aggregate Commitment Amount, plus (2) the Adjusted Invested Amount on such day for all Series then outstanding (excluding Series 2000-1) and (C) a fraction the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Series 2000-1 Required Reserves Ratio.

and (b) on any date of determination during a Series 2000-1 Amortization Period, an amount equal to the Series 2000-1 Required Subordinated Amount on the last Business Day of the Series 2000-1 Revolving Period immediately preceding such Series 2000-1 Amortization Period; provided that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in Section 3.05(b)(i) and Section 3.05(c)(ii).

         "Series 2000-1 Revolving Period" shall mean the period commencing on the Issuance Date (subject to the proviso hereto) and terminating on the close of business on the day immediately preceding the date on which a Series 2000-1 Amortization Period is declared to commence or automatically commences; provided that the Series 2000-1 Revolving Period, if ended as a result of the commencement of a Series 2000-1 Amortization Period pursuant to clause (ii) of the definition thereof, may recommence on the date on which any such event referred to in Section 7.01(a)(ii)(A) is no longer continuing (or has been dismissed, bonded or discharged) so long as no Series 2000-1 Amortization Period has commenced pursuant to clause (i) of the definition thereof and any such re-commenced Series 2000-1 Revolving Period shall also terminate on the close of business on the Business Day immediately preceding the date on which another Series 2000-1 Amortization Period is declared to commence or automatically commences.

         "Series 2000-1 Subordinated Interest" shall have the meaning assigned in Section 2.02(b) hereof.

         "Series 2000-1 Subordinated Interest Amount" shall mean, for any date of determination, an amount equal to (i) the Series 2000-1 Allocated Receivables Amount minus (ii) the Series 2000-1 Adjusted Invested Amount.

         "Series 2000-1 Subordinated Interest Increase Amount" shall have the meaning assigned in Section 2.05(a) hereof.

         "Series 2000-1 Subordinated Interest Reduction Amount" shall have the meaning assigned in Section 2.06(b) hereof.

         "Series 2000-1 Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 2000-1 Adjusted Invested Amount on such day and (ii) the Series 2000-1 Required Subordinated Amount for such day.

         "Series 2000-1 Termination Date" shall mean the Distribution Date that occurs in September, 2006.

         "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (C) 360.

         "Settlement Report Date" shall mean the 9th day of each calendar month or if such ninth day is not a Business Day, the next succeeding Business Day.

         "Subsequent Cut-Off Date" shall mean a date specified by an Agent in any notice delivered by such Agent pursuant to Section 11.18(b) hereof.

         "Taxes" shall have the meaning assigned in Section 7.03(a) hereof.

         "Transfer Effective Date" shall have the meaning specified in the Form of Liquidity Lender Assignment Agreement attached as Exhibit A to the Liquidity Agreement.

         "Transfer Issuance Date" shall mean the date on which a Commitment Transfer Supplement becomes effective pursuant to the terms of such Commitment Transfer Supplement.

         "Trust Accounts" shall have the meaning assigned in Section 3.02(a) hereof.

         "VFC Beneficial Interest" shall mean each undivided percentage interest in a VFC Certificate acquired by (i) the Initial Purchaser in connection with the Initial Purchase of such VFC Certificate or any Increase in the Series 2000-1 Invested Amount or (ii) any Liquidity Banks becoming a Purchaser hereunder pursuant to a transfer of such VFC Beneficial Interest or any Increase in the Series 2000-1 Invested Amount.

         "VFC Certificate" shall mean each VFC Certificate Series 2000-1 executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

         "VFC Certificateholder" shall mean the registered holder of a VFC Certificate.

         "VFC Certificateholder's Interest" shall have the meaning assigned in
Section 2.02(a) hereof.

         SECTION 1.02. Other Terms.

         (a) If any term, definition or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the VFC Certificates and the Series 2000-1 Subordinated Interest and to no other Series of Investor Certificates or Subordinated Company Interest issued by the Trust.

         (b) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

         (c) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

         SECTION 1.03. Computation of Time Periods.

         (a) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

         (b) For purposes of calculating the Aged Receivables Ratio and the Dilution Ratio, the aggregate Principal Amount of Receivables originated during the third Settlement Period of each calendar quarter and Dilution Adjustments reported in the third Settlement Period of each calendar quarter shall be adjusted by dividing the dollar amount of Receivables in each category by the number of weeks in such Settlement Period and multiplying by 4.3.

                                   ARTICLE II
    Designation of VFC Certificate; Purchase and Sale of the VFC Certificate

         SECTION 2.01. Designation. The Investor Certificates created and authorized pursuant to the Agreement and this Supplement shall be designated as the "VFC Certificate, Series 2000-1" and the "Subordinated Company Certificate, Series 2000-1."

         SECTION 2.02. The VFC Certificates and Series 2000-1 Subordinated Interest.

         (a) The VFC Certificates shall represent a fractional undivided interest in the Trust Assets, consisting of the right of the VFC Certificateholders to receive the distributions specified herein out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2000-1 Collection Subaccount and any subaccounts thereof (collectively, the "VFC Certificateholder's Interest").

         (b) The Company shall retain a fractional undivided interest in the Trust Assets, consisting of the right of the holder of the Series 2000-1 Subordinated Interest to receive the distributions specified herein out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2000-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the VFC Certificateholders (the "Series 2000-1 Subordinated Interest"). The Exchangeable Company Interest and any other Series of Investor Certificates or Subordinated Company Interests outstanding shall represent the ownership interests in the remainder of the Trust Assets not allocated pursuant hereto to the VFC Certificateholder's Interest or the Series 2000-1 Subordinated Interest.

         (c) The VFC Certificates shall be substantially in the form of Exhibit A, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 2.04 hereof and
Section 5.02 of the Agreement. The VFC Certificates shall not be issued in the form of a single global certificate as provided for in Section 5.01 of the Agreement, but shall instead be issued in the form of two definitive certificates, registered in the name of the Initial Purchaser. The Series 2000-1 Subordinated Interest shall be uncertificated.

         SECTION 2.03. Purchases of Interests in the VFC Certificates and the Series 2000-1 Subordinated Interest.

         (a) Initial Purchase. Subject to the terms and conditions of this Supplement, including delivery of notice, if any, required by Section 2.05, (i) the Initial Purchaser hereby agrees (A) to purchase on the Issuance Date VFC Certificates in an aggregate amount equal to the Series 2000-1 Initial Invested Amount and (B) to maintain its VFC Certificate, subject to increase or decrease during a Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement and the Liquidity Agreement and (ii) the Company hereby agrees
(A) to purchase from the Trust on the Issuance Date the rights as holder of the Series 2000-1 Subordinated Interest in an amount equal to the Series 2000-1 Initial Subordinated Interest Amount and (B) to maintain such interest in the Series 2000-1 Subordinated Interest, subject to increase or decrease during a Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement. Payment by the Initial Purchaser in respect of the VFC Certificates shall be made in immediately available funds on the Issuance Date to the Agent for payment to the Trust.

         (b) Subsequent Purchases. Subject to the terms and conditions of this Supplement, each Purchaser shall be deemed to have severally agreed, by its acceptance of its VFC Beneficial Interest, to maintain its VFC Beneficial Interest, subject to increase or decrease during a Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement and the Liquidity Agreement.

         (c) Maximum Series 2000-1 Purchaser Invested Amount. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 2000-1 Purchaser Invested Amount (calculated without regard to clauses
(d) and (e) of the definition thereof) of any Purchaser exceed such Purchaser's Commitment at such time.

         SECTION 2.04. Delivery. On the Issuance Date, the Company shall sign on behalf of the Trust and shall direct the Trustee in writing pursuant to
Section 5.02 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate the VFC Certificates in the name of the Agent and deliver such VFC Certificate to the Agent for the benefit of the Initial Purchaser in accordance with such written directions. The Trustee shall mark on its books the actual Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Series 2000-1 Invested Amount of each Class and Series 2000-1 Subordinated Interest Amount from time to time.

         SECTION 2.05. Procedure for Initial Issuance and for Increasing the Series 2000-1 Invested Amount.

         (a) Subject to Subsection (b) of this Section 2.05, on any Business Day during a Series 2000-1 Revolving Period, including the Issuance Date, each Purchaser agrees that the Series 2000-1 Invested Amount may be increased by increasing each Purchaser's Series 2000-1 Purchaser Invested Amount (an "Increase"), up to an amount in the aggregate not exceeding each Purchaser's Commitment, upon the request of the Master Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 2000-1 Invested Amount occurs hereunder being herein referred to as the "Increase Date" applicable to such Increase); provided, however, that the Master Servicer or the Company, as the case may be, shall have given the Agent irrevocable written notice (effective upon receipt), substantially in the form of Exhibit F hereto, of such request no later than 4:00 p.m. New York City time, one Business Day prior to the Issuance Date or such Increase Date; provided, further, that the provisions of this subsection shall not restrict the allocations of Collections pursuant to Article III. Such notice shall state (x) the Issuance Date or Increase Date, as the case may be; and (y) the Series 2000-1 Initial Invested Amount or the proposed amount of such Increase (the "Increase Amount"), as the case may be. No Purchaser shall be obligated to fund any such Increase, unless concurrently with any such Increase in the Series 2000-1 Invested Amount, the Series 2000-1

Subordinated Interest Amount shall be increased by an amount (the "Series 2000-1 Subordinated Interest Increase Amount") such that after giving effect to such increase, the Series 2000-1 Allocated Receivables Amount is at least equal to the Series 2000-1 Target Receivables Amount.

         (b) The Purchasers shall not be required to make an initial purchase of VFC Beneficial Interests on the Issuance Date or to increase their respective Series 2000-1 Purchaser Invested Amounts on any Increase Date hereunder unless:

          (i) the related aggregate Series 2000-1 Initial Invested Amount or Increase Amount is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof;

          (ii) after giving effect to the Series 2000-1 Initial Invested Amount or Increase Amount, (A) the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount) would not exceed the Maximum Commitment Amount on the Issuance Date or such Increase Date, as the case may be, and (B) the Series 2000-1 Allocated Receivables Amount would not be less than the Series 2000-1 Target Receivables Amount on the Issuance Date or such Increase Date, as the case may be; and

          (iii) no Early Amortization Event or Potential Early Amortization Event under the Agreement or this Supplement shall have occurred and be continuing.

         (c) After receipt by the Agent of the notice required by Section 2.05(a) above from the Master Servicer or the Company on behalf of the Trust, the Agent shall, so long as the conditions set forth in Sections 2.05(a) and
(b) are satisfied, promptly provide telephonic notice to each Purchaser of the Increase Date and of the portion of the Increase Amount allocable to such Purchaser (which shall equal such Purchaser's Commitment Percentage of the Increase Amount). The Master Servicer shall promptly notify the Company and the Trustee of the Increase Date and the amount of the Series 2000-1 Subordinated Interest Increase Amount. Each Purchaser agrees to pay in immediately available funds such Purchaser's Commitment Percentage of each Increase on the related Increase Date to the Agent for payment to the Trust to be transferred to the Company Collection Subaccount; provided that in no event shall any Purchaser be required to exceed its respective Commitment.

         (d) Administration by Agent. The Agent shall pay to the Purchasers all amounts received as interest and principal on the VFC Certificates on a pro rata basis in accordance with their respective Series 2000-1 Purchaser Invested Amounts.

         SECTION 2.06. Procedure for Decreasing the Series 2000-1 Invested
Amount.

         (a) Subject to Section 7.04 hereof, on any Business Day during a Series 2000-1 Revolving Period or the Series 2000-1 Amortization Period (except for Distribution Dates during the Series 2000-1 Amortization Period (which shall be governed by Section 3.06(c)), upon the written request of the Master Servicer or the Company on behalf of the Trust, the Series 2000-1 Invested Amount may be reduced (a "Decrease") by the distribution by the Trustee to the Agent for the pro rata benefit of the Purchasers in accordance with their Series 2000-1 Purchaser Invested Amounts of some or all of the funds on deposit in the Series 2000-1 Principal Collection Sub-subaccount on such day; provided that the Master Servicer shall have given the Agent and the Trustee irrevocable written notice (effective upon receipt), prior to 2:00 p.m., New York City time, on the first Business Day prior to such Decrease, and which notice shall state the amount of such Decrease; provided, further, that such Decrease shall be in an amount equal to $100,000 or integral multiples of $100,000 in excess thereof; provided, further, however, that no prepayment on any day other than a Distribution Date may occur unless, concurrently with such prepayment, the Company shall have paid to the Purchasers any amounts due and payable pursuant to Section 7.04 hereof.

         (b) Simultaneously with any such Decrease during a Series 2000-1 Revolving Period, the Series 2000-1 Subordinated Interest Amount shall be reduced by an amount (the "Series 2000-1 Subordinated Interest Reduction Amount") such that the Series 2000-1 Subordinated Interest Amount shall equal the Series 2000-1 Required Subordinated Amount after giving effect to such Decrease. During a Series 2000-1 Revolving Period, after the distribution described in subsection (a) above has been made, and the Series 2000-1 Subordinated Interest Amount shall have been reduced by the Series 2000-1 Subordinated Interest Reduction Amount, a distribution shall be made to the holder of the Series 2000-1 Subordinated Interest out of remaining funds on deposit in the Series 2000-1 Principal Collection Sub-subaccount in an amount equal to the lesser of (x) the Series 2000-1 Subordinated Interest Reduction Amount and (y) the amount of such remaining funds on deposit in the Series 2000-1 Principal Collection Sub-subaccount.

         SECTION 2.07. Reductions of the Commitments.

         (a) On any Distribution Date during a Series 2000-1 Revolving Period, the Company, on behalf of the Trust, may, upon three Business Days' prior written notice (effective upon receipt), reduce or terminate the Commitments (a "Commitment Reduction") in an aggregate amount equal to $5,000,000 or a whole multiple of $5,000,000 in excess thereof or terminate the Commitments in their entirety; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 2000-1 Purchaser Invested Amount) on such date, the Series 2000-1 Invested Amount would exceed the Aggregate Commitment Amount then in effect. Each Purchaser's Commitment shall be reduced by such Purchaser's Commitment Percentage of the amount of such Commitment Reduction.

         (b) Once reduced, the portion of the Aggregate Commitment Amount so reduced may not be subsequently reinstated. Upon effectiveness of any such reduction, the Agent shall prepare a revised Schedule 1 to this Supplement to reflect the reduced Commitment of each Purchaser and the existing Schedule 1 to this Supplement shall be deemed to be automatically superseded by such revised
Schedule 1. The Agent shall distribute such revised Schedule 1 to the Company, the Master Servicer, each Servicer, the Trustee and each Purchaser. Concurrently therewith, the Commitments of the Liquidity Banks shall be reduced and the Agent shall distribute a revised Annex I to the Liquidity Agreement to the Company, the Master Servicer, each Servicer and each Liquidity Banks.

         SECTION 2.08. Interest; Commitment Fee.

         (a) Interest shall be payable on the VFC Certificates on each Distribution Date pursuant to Section 3.06(a) hereof.

         (b) The Trustee (acting at the written direction of the Master Servicer) shall pay to the Agent, for the pro rata account of the Purchasers in accordance with their Commitment Percentages, on each Distribution Date, a commitment fee with respect to each Accrual Period or portion thereof ending on such date (the "Commitment Fee") during any Series 2000-1 Revolving Period (and any Series 2000-1 Amortization Period pursuant to clause (ii) of the definition thereof) at a rate equal to 0.25% per annum multiplied by the daily average of the excess, if any, of the Aggregate Commitment Amount over the Series 2000-1 Invested Amount, in each case as of each day of such Accrual Period. The Commitment Fee shall be payable monthly in arrears on each Distribution Date. To the extent that funds on deposit in the Series 2000-1 Accrued Interest Sub-subaccount and the Series 2000-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Commitment Fee due on such date, the Trustee shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency. The amount of any deficiency referred to in the immediately preceding sentence (if any) shall be a Company Subordinated

Obligation. The Trustee shall not be liable for the payment of the Commitment Fee from its own funds.

         (c) The Trustee (acting at the written direction of the Master Servicer) shall pay to the Agent, on the Issuance Date and on each Distribution Date in March in each year, an administration fee (the "Administration Fee") equal to $100,000. To the extent that funds on deposit in the Series 2000-1 Accrued Interest Sub-subaccount and the Series 2000-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Administration Fee due on such date, the Trustee shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency. The Trustee shall not be liable for the payment of the Administration Fee from its own funds.

         (d) Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 360 day year with respect to Commitment Fees, other fees, and interest rates except with respect to interest rates based on Base Rate, which shall be calculated on the basis of a 365 day year. All fees shall be fully earned when paid and shall be non-refundable. Each determination of LIBOR by the Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

         SECTION 2.09. Indemnification by the Company.

         (a) Without limiting any other rights that the Agent, the Insurer, Redwood or the Liquidity Banks may have under this Agreement, the Transaction Documents or under applicable law, the Company hereby agrees to indemnify Redwood, the other Purchasers, the Liquidity Banks, the Insurer and the Agent and any of their respective agents, officers, directors and employees (collectively, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees and reasonable disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them in connection with the entering into and performance of this Agreement, the Insurance Agreement or any of the Transaction Documents by any of the Indemnified Parties (other than any action successfully brought by or on behalf of the Company with respect to any determination by Redwood not to fund any Initial Purchase or Increase or any action by Redwood, the Agent or the Liquidity Banks to terminate or reduce the Commitments in violation of the terms of this Supplement or the Liquidity Agreement), excluding, however, any amounts (i) to the extent resulting from the gross negligence or willful misconduct on the part of such Indemnified Party other than Redwood, (ii) constituting recourse (except as otherwise specifically provided herein or in any Transaction Document) for Charged-Off Receivables, (iii) arising out of the imposition of any Taxes, (iv) to the extent otherwise provided for in Sections 7.01, 7.02 or 7.04 or (v) in respect of special, punitive, exemplary or consequential damages under this Section 2.09, except to the extent that such damages are imposed on an Indemnified Party as a result of claims in respect of Indemnified Amounts asserted by an unaffiliated Person not party to any of the Transaction Documents or any of the transactions contemplated thereby.

Notwithstanding the foregoing, if Redwood enters into agreements for the purchase of receivables or interests in receivables from any Persons who are not party to the Transaction Documents (such Persons being "Other Persons"),
(i) no inference shall arise from the agreements herein that the Company is or in any way shall be liable for amounts arising from transactions by Redwood with such Other Persons and (ii) any amounts attributable to such Other Persons shall be solely the liability of such Other Persons.

         (b) In case any proceeding by any Person shall be instituted involving any Indemnified Party in respect of which indemnity may be sought pursuant to subsection (a) of this Section 2.09, such Indemnified Party shall promptly notify the Company, and the Company, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Agent in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Company, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Company and (B) the representation of the Company and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time (in addition to local counsel, if necessary) for the Indemnified Parties, which firm (or firms) shall be designated in writing by the Agent). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the

Company, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Company shall have received notice in accordance with this subsection
(b), the Company agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

         (c) Any payments to be made by the Company pursuant to this Section
2.09 shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full, except to the extent that funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 9.02 of the Receivables Sale Agreement) to the Company to make such payments.

                                   ARTICLE III
                          Article III of the Agreement

         SECTION 3.01. Section 3.01 of the Agreement and each other section of
Article III of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to Series 2000-1:

         SECTION 3.02. Establishment of Trust Accounts.

         (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the VFC Certificateholders and (ii) in the case of clauses (A) and (B) below, for the benefit (subject to the prior and senior interest of the VFC Certificateholders) of the holder of the Series 2000-1 Subordinated Interest,
(A) a subaccount of the Collection Account (the "Series 2000-1 Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 2000-1; (B) two subaccounts of the Series 2000-1 Collection
Subaccount: (1) the Series 2000-1 Principal Collection Sub-subaccount and (2) the Series 2000-1 Non-Principal Collection Sub-subaccount (respectively, the "Series 2000-1 Principal Collection Sub-subaccount" and the "Series 2000-1 Non-Principal Collection Sub-subaccount"), and (C) a subaccount of the Series 2000-1 Non-Principal Collection Sub-subaccount (the "Series 2000-1 Accrued Interest Sub-subaccount"; all accounts established pursuant to this Section 3.02(a) and listed on Schedule 2 hereto, collectively, the "Trust Accounts"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above.

         (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the VFC Certificateholders and, subject to the prior interest of the VFC Certificateholders, of the holder of the Series 2000-1 Subordinated Interest; provided, however, that funds on deposit in a Trust Account that is a subaccount or sub-subaccount of the Collection Account shall, at the written direction of the Company, be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to Section 3.03(b)(i) hereof, amounts on deposit and available for investment in the Series 2000-1 Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during a Series 2000-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during a Series 2000-1 Amortization Period, on or prior to the Business Day immediately preceding the next Distribution Date. Amounts on deposit and available for investment in the Series 2000-1 Non-Principal Collection Sub-subaccount and the Series 2000-1 Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Distribution Date. As of the Business Day immediately preceding the Settlement Report Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2000-1 Accrued Interest Sub-subaccount shall be deposited in the Series 2000-1 Non-Principal Collection Sub-subaccount. As of the Business Day immediately preceding the Settlement Report Date, all interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 2000-1 Principal Collection Sub-subaccount shall be deposited in the Series 2000-1 Non-Principal Collection Sub-subaccount.

         SECTION 3.03. Daily Allocations.

         (a) The portion of the Aggregate Daily Collections allocated to Series 2000-1 pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based solely on the information provided it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely):

          (i) on each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during a Series 2000-1 Revolving Period, such greater amount as the Company may request in writing) shall be transferred from the Series 2000-1 Collection Subaccount to the Series 2000-1 Non-Principal Collection Sub-subaccount; provided, that (A) on the tenth Business Day of each Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred), (B) on the day of any Increase (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred), (C) on the day of any Decrease and (D) on the last Business Day of each Accrual Period, an amount equal to the Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the Series 2000-1 Collection Subaccount to the Series 2000-1 Non-Principal Collection Sub-subaccount or, if such adjustment is a negative amount, be transferred from the Series 2000-1 Non-Principal Collection Sub-subaccount to the Series 2000-1 Collection Subaccount (or deducted from the transfer in respect of the Accrued Expense Amount for such day); and

          (ii) on each Business Day (including Distribution Dates), following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 2000-1 Collection Subaccount shall be transferred by the Trustee to the Series 2000-1 Principal Collection Sub-subaccount.

(b) (i) On each Business Day during a Series 2000-1 Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections referred to in subsections (a)(i) and (a)(ii) above on such Business Day, amounts on deposit in the Series 2000-1 Principal Collection Sub-subaccount (including any amounts transferred thereto pursuant to Section 3.03(c)(i) of any Supplement) shall be distributed by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), (A) first, to pay Excess Program Costs (first, to the Initial Purchaser, second to the Insurer, third, to the Agent, and fourth, to any other Persons to whom such Excess Program Costs are owed, ratably in accordance with the amounts owed) and (B) second, to the

Company (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) in accordance with directions contained in the Daily Report or to such accounts or such Persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing); provided that such distribution shall be made only if no Early Amortization Event or Potential Early Amortization Event relating to an Early Amortization Event set forth in subsections (a), (d) (but only with respect to a Servicer Default set forth in Section 6.01(e) of the Servicing Agreement) or (g) of Section 5.01 of this Supplement has occurred and is continuing and only to the extent that if, after giving effect to such distribution, the Series 2000-1 Target Receivables Amount would not exceed the Series 2000-1 Allocated Receivables Amount; provided, further, that if the Company or the Master Servicer, on behalf of the Company, shall have given the Agent and the Trustee irrevocable written notice (effective upon receipt) at least one Business Day prior to such day, the Company or the Master Servicer may instruct the Trustee in writing (specifying the related amount) to withdraw all or a portion of such amounts on deposit in the Series 2000-1 Principal Collection Sub-subaccount (including any amounts transferred thereto pursuant to Section 3.03(c)(i) of any Supplement) and apply such withdrawn amounts toward the reduction of the Series 2000-1 Invested Amount and the Series 2000-1 Subordinated Interest Amount in accordance with Section 2.06 hereof. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Master Servicer and second from Collections received in the Lockboxes.

         (ii) During any Series 2000-1 Amortization Period, amounts on deposit in the Series 2000-1 Principal Collection Sub-subaccount on each Distribution Date shall be distributed on such Distribution Date in accordance with Section 3.06(c). No amounts on deposit in the Series 2000-1 Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company or the holder of the Series 2000-1 Subordinated Interest during a Series 2000-1 Amortization Period.

         (c) On each Business Day, an amount equal to the Daily Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), from the Series 2000-1 Non-Principal Collection Sub-subaccount to the Series 2000-1 Accrued Interest Sub-subaccount; provided, that, on each Business Day that a transfer of funds is required to be made in respect of an Accrued Expense Adjustment pursuant to the proviso to Section 3.03(a)(i), an amount equal to the Daily Interest Adjustment shall, if such adjustment is a positive amount, be transferred from the Series 2000-1 Non-Principal Collection Sub-subaccount to the Series 2000-1 Accrued Interest Sub-subaccount or, if such adjustment is a negative amount, be transferred from the Series 2000-1 Accrued Interest Sub-subaccount to the Series 2000-1 Non-Principal Collection Sub-subaccount (or deducted from the transfer in respect of the Daily Interest Deposit for such day).

         (d) The allocations to be made pursuant to this Section 3.03 are subject to the provisions of Sections 2.05, 2.06, 7.02, 9.01 and 9.04 of the Agreement.

         SECTION 3.04. Determination of Interest.

         (a) (i) The amount of interest distributable with respect to the VFC Certificates ("Series 2000-1 Monthly Interest Distribution") on each Distribution Date as indicated on the Monthly Settlement Statement for such Distribution Date shall be the aggregate amount of Daily Interest Expense accrued during the immediately preceding Accrual Period.

          (ii) Following any change in the CP Net Amount, the aggregate amount of outstanding Liquidity Loans or the LOC Draws Outstanding during an Accrual Period, the Series 2000-1 Monthly Interest shall be calculated with respect to such changed amount for the number of days in the Accrual Period during which such changed amount is outstanding.

          (iii) If the CP Rate, LIBOR or the Base Rate changes during any Accrual Period, the Master Servicer shall amend the Monthly Settlement Statement to reflect the adjustment in the Series 2000-1 Monthly Interest for such Accrual Period caused by such change and any consequent adjustments and the Master Servicer shall also provide written notification to the Trustee of any such change in the CP Rate, LIBOR and the Base Rate. Any amendment to the Monthly Settlement Statement pursuant to this Section 3.04(a)(iii) shall be completed by 1:00 p.m. on the day preceding the next Settlement Report Date.

         (b) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Interest Shortfall"), of (i) the aggregate Series 2000-1 Monthly Interest Distribution for the Accrual Period ending on such Distribution Date over (ii) the amount that will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Interest") equal to the product of (A) the number of days until such Interest Shortfall shall be repaid divided by 365, (B) the Base Rate and (C) such Interest Shortfall (or the portion thereof that has not been paid to the Purchasers) shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Interest Shortfall is paid to the VFC Certificateholders.

         SECTION 3.05. Determination of Series 2000-1 Monthly Principal.

         (a) Payments of Series 2000-1 Principal. The amount (the "Series 2000-1 Monthly Principal Payment") distributable from the Series 2000-1 Principal Collection Sub-subaccount on each Distribution Date as indicated on the Monthly Settlement Statement during a Series 2000-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided, however, that the Series 2000-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 2000-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to subsections (b) and (c) below; provided, further, no payment by the Insurer under the Insurance Policy shall reduce the amount of any Series 2000-1 Monthly Principal Payment payable hereunder. Further, on any other Business Day during a Series 2000-1 Amortization Period, funds may be distributed from the Series 2000-1 Principal Collection Sub-subaccount to the VFC Certificateholders in accordance with Section 2.06 of this Supplement.

         (b) Reductions to Series 2000-1 Principal. If, on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions of the Master Servicer upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

          (i) the Series 2000-1 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 2000-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

          (ii) then, to the extent that the Series 2000-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Series 2000-1 Invested Amount shall be reduced (but not below zero) by such remaining Series 2000-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied) and shall be allocated to the Series 2000-1 Purchaser Invested Amounts on a pro rata basis.

         (c) Increases to Series 2000-1 Principal. If, on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Master Servicer upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in subsection (b) above of such amount in the following order of priority):

          (i) the Series 2000-1 Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 Invested Amount pursuant to Section 3.05(b)(ii)) by the amount of the Series 2000-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied) and shall be allocated to the Series 2000-1 Purchaser Invested Amounts on a pro rata basis; and

          (ii) then, to the extent that the Series 2000-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Series 2000-1 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 Required Subordinated Amount pursuant to Section 3.05(b)(i)) by such remaining Series 2000-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

         SECTION 3.06. Applications.

         (a) The Trustee shall distribute, based solely on the information provided to the Trustee by the Master Servicer in the Monthly Settlement Statement (upon which the Trustee may conclusively rely), on each Distribution Date, from amounts on deposit in the Series 2000-1 Accrued Interest Sub-subaccount, an amount equal to the Series 2000-1 Monthly Interest Distribution payable on such Distribution Date (such amount, the "Monthly Interest Payment"), plus the amount of any Monthly Interest Payment previously due but not distributed to the VFC Certificateholders on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the VFC Certificateholders on a prior Distribution Date, to the VFC Certificateholders (pro rata based upon the respective amounts owed to each VFC Certificateholder).

         (b) On each Distribution Date, the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), apply funds on deposit in the Series 2000-1 Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

          (i) an amount equal to the Series 2000-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 2000-1 Non-Principal Collection Sub-subaccount by the Trustee and paid to the Master Servicer (less any amounts payable to the Trustee pursuant to Section 8.05 of the Agreement which shall be paid to the Trustee); and

          (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 2000-1 Non-Principal Collection Sub-subaccount by the Trustee and paid (a) first to the Persons owed any such amounts that are Company Unsubordinated Obligations (first, to the Initial Purchaser, second, to the Insurer, third, to the Agent, and fourth, to any other Persons to whom such Program Costs are owed, ratably in accordance with the amounts owed) and (b) second to the Persons owed any such amounts that are Company Subordinated Obligations (first to the Initial Purchaser, second to the Insurer, third, to the Agent, and fourth, to any other Persons to whom such Program Costs are owed ratably in accordance with the amounts owed).

Any remaining amounts on deposit in the Series 2000-1 Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 2000-1 Subordinated Interest; provided, however, that during any Series 2000-1 Amortization Period, such remaining amounts shall be deposited in the Series 2000-1 Principal Collection Sub-subaccount for distribution in accordance with Section 3.06(c) hereof.

         (c) During any Series 2000-1 Amortization Period, the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely), apply, on each Distribution Date, amounts on deposit in the Series 2000-1 Principal Collection Sub-subaccount in the following order of priority:

          (i) if any amounts are owed to the Trustee or any other Person, on account of the Series 2000-1 Monthly Servicing Fees incurred in respect of the performance of its responsibilities as Successor Master Servicer or amounts are owing by the Master Servicer to the Trustee (as Trustee or as Successor Master Servicer) pursuant to Section 8.05 of the Agreement out of the Series 2000-1 Monthly Servicing Fees, and the Master Servicer has failed to pay such amounts, an amount equal to the product of (a) the aggregate amounts so owed to such Trustee or other Person and (b) Series 2000-1 Invested Percentage as of the end of the immediately preceding Accrual Period shall be transferred from the Series 2000-1 Principal Collection Sub-subaccount to the Trustee or such other Person;

          (ii) following the repayment in full of all amounts set forth in clause (i) above, an amount equal to the sum of the Series 2000-1 Monthly Principal Payment for such Distribution Date shall be distributed from the Series 2000-1 Principal Collection Sub-subaccount first, to the VFC

     Certificateholders in reduction of the Series 2000-1 Invested Amount (pro rata based upon their respective Series 2000-1 Purchaser Invested Amounts) and second, to repay any Excess Program Costs to the Person to whom such Excess Program Costs are owed (in each case, first in satisfaction of any Company Unsubordinated Obligations and second in satisfaction of any Company Subordinated Obligations);

          (iii) if, following the repayment in full of all amounts set forth in clauses (i) and (ii) above, any amounts are owed to the Trustee or any other Person, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Master Servicer, such amounts shall be transferred from the Series 2000-1 Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and

          (iv) following the repayment in full of all amounts set forth in clauses (i) through (iii) above, the remaining amount on deposit in the Series 2000-1 Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the holder of the Series 2000-1 Subordinated Interest.

         SECTION 3.07. Prepayment. On any Distribution Date, the Company may, with 30 days' prior written notice to the Agent, the Trustee and the Master Servicer, prepay all or a portion of the Series 2000-1 Invested Amount. The Series 2000-1 Invested Amount may be prepaid in full or in part, but the VFC Certificates and all other amounts (if any) then owed to the Purchasers by the Trust, the Company, the Master Servicer, any Servicer or any Seller pursuant to the Transaction Documents must, at the time of such prepayment, be repaid, together with any other funds made available by the Company as may be necessary for such payment in full. The Company shall, to effect such prepayment, deposit no later than 11:00 a.m. on such Distribution Date (i)(A) an amount equal to any shortfall on such Distribution Date in the Series 2000-1 Accrued Interest Sub-subaccount in respect of the Monthly Interest Payment previously due but not distributed to the VFC Certificateholders on a prior Distribution Date, plus the amount of Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-1 Accrued Interest Sub subaccount, (B) the Series 2000-1 Adjusted Invested Amount to be redeemed to the Series 2000-1 Principal Collection Sub-subaccount, (C) all other amounts then owing to the VFC Certificateholders in respect of the Series 2000-1 Invested Amount to be repaid pursuant to the Transaction Documents to the Series 2000-1 Non-Principal Collection Sub subaccount, in each case, for distribution to the VFC Certificateholders by the Trustee in accordance with Section 4.01(a) or (ii) funds in the same aggregate amount as specified in the foregoing clause (i) to such accounts of the Agent or the VFC Certificateholders and in such amounts as may be specified by the Agent. In the case of either clause (i) or (ii), the Master Servicer's Daily Report and Monthly Settlement Statement delivered pursuant to Sections 4.02 and
4.03 shall reflect such deposits in connection with the prepayment.

                                   ARTICLE IV
                            Distributions and Reports

         Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the VFC Certificates issued pursuant to this
Supplement:

         SECTION 4.01. Distributions.

         (a) On each Distribution Date, the Trustee shall distribute to the VFC Certificateholders from the account indicated in Article III hereof the amount to be distributed to the VFC Certificateholders pursuant thereto. The Agent shall, except to the extent a different allocation is specified herein, distribute to each Purchaser its pro rata share of such amounts based upon each Purchaser's Series 2000-1 Purchaser Invested Amount.

         (b) All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Statement and shall be made in accordance with the provisions of Section 11.04 hereof and subject to Section 3.01(h) of the Agreement.

         SECTION 4.02. Daily Reports. The Master Servicer shall provide the Agent and the Trustee with a Daily Report in accordance with Section 4.01 of the Servicing Agreement. The Agent shall make copies of the Daily Report available to each VFC Certificateholder at its reasonable request at the Agent's office.

         SECTION 4.03. Statements and Notices.

         (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with the Settlement Report Date occurring in April, 2000, the Master Servicer shall deliver to the Trustee, the Agent and the Insurer a Monthly Settlement Statement in the Form of Exhibit E hereto setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio, the Minimum Ratio, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio, each as recalculated for the next succeeding Settlement Period. The Agent shall forward a copy of each Monthly Settlement Statement to any Purchaser upon request by such Purchaser.

         (b) Annual Certificateholders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2000, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Purchaser, a statement prepared by the Company containing the aggregate amount distributed to such Person for such preceding calendar year or the applicable portion thereof during which such Person was a Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Company deems necessary to enable the Purchasers to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Internal Revenue

Code as from time to time in effect. The Trustee shall be under no obligation to prepare tax returns for the Trust.

         (c) Early Amortization Event/Distribution of Principal Notices. Upon the occurrence of an Early Amortization Event with respect to Series 2000-1, the Company or the Master Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of an Early Amortization Event with respect to Series 2000-1 (i) the Trustee shall give notice to each Rating Agency (which notice shall be given, by telephone or otherwise, not later than the second Business Day after such receipt) and (ii) the Agent shall give notice to each Purchaser and the Insurer. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 2000-1 Amortization Period, the Master Servicer shall direct the Agent to send notice to each Purchaser and the Insurer, which notice shall set forth the amount of principal to be distributed on the related date to each Purchaser with respect to their Beneficial Interests in the VFC Certificates.

                                   ARTICLE V
                      Additional Early Amortization Events

         SECTION 5.01. Additional Early Amortization Events. If any one of the events specified in Section 7.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event"), after grace periods applicable thereto, shall occur during a Series 2000-1 Revolving Period or a Series 2000-1 Amortization Period pursuant to clause (ii) of the definition thereof:

         (a) (i) failure on the part of the Master Servicer to direct any payment to be made, or failure of any payment to be made, in respect of principal or interest owing on any VFC Certificate or the Commitment Fee and such failure continues for more than five Business Days, or (ii) failure on the part of the Master Servicer to direct any other payment to be made, or failure of the Company to make any payment in respect of any other amounts owing by the Company under any Pooling and Servicing Agreement to or for the benefit of any VFC Certificateholder, the Agent, any Purchaser or any Indemnified Party and such failure continues unremedied for more than five Business Days after the earlier to occur of (x) the date upon which a Responsible Officer of the Master Servicer obtains knowledge of such failure or (y) the date on which written notice of such failure (1) is given to the Master Servicer by the Company or the Trustee or (2) to the Company, to the Trustee and to the Master Servicer by holders of Investor Certificates evidencing 25% or more of the Aggregate Invested Amount;

         (b) failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in Sections
2.07 and 2.08 of the Agreement) that continues unremedied 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, the Master Servicer has actual knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Agent or Purchasers;

         (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of any VFC Certificateholder shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Master Servicer is an Affiliate of the Company, the Master Servicer has actual knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Agent or the Purchasers; provided, however, that an Early Amortization Event with respect to Series 2000-1 shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase or make an adjustment payment in respect of the related Receivables and the Company has repurchased or made an adjustment payment in respect of the related Receivable or all such Receivables, if applicable, in accordance with the provisions of the applicable Pooling and Servicing Agreement within 5 Business Days of when the Company was obligated to do so;

         (d) a Servicer Default other than any Servicer Default that is within
Section 5.01(a) above shall have occurred and be continuing;

         (e) a Purchase Termination Event shall have occurred and be continuing;

         (f) a Change in Control shall have occurred;

         (g) the Series 2000-1 Allocated Receivables Amount shall be less than the Series 2000-1 Target Receivables Amount for a period of five consecutive Business Days;

         (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, the Master Servicer, any Servicer or any Seller, or any Affiliate of any of the foregoing, shall so assert in writing;

         (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or first priority security interest in any or all of the Trust Assets (subject to no other Liens other than any Permitted Liens) and such cessation would, individually or together with other cessations, have a Material Adverse Effect, a Seller Material Adverse Effect or a Servicer Material Adverse Effect;

         (j) the Agent shall have determined that the funding of a VFC Certificate is impracticable for any reason whatsoever, including as a result of (i) a drop in or withdrawal of any of the ratings assigned to Redwood's commercial paper, (ii) restrictions on the amount of assets Redwood may finance or (iv) the inability of Redwood to issue commercial paper;

         (k) an LOC Draw shall have occurred;

         (l) the obligations of the Liquidity Banks to make Liquidity Loans shall have terminated and not otherwise been replaced;

         (m) a default or breach of any of the covenants set forth in Section 8.03(d) shall have occurred;

         (n) an event of default under the "Collateral Agent Agreement" or any other "Program Document" (each as defined in the Liquidity Agreement) shall have occurred;

         (o) the short term debt rating of a Liquidity Bank shall have been downgraded by a Rating Agency and such Liquidity Bank shall not have been replaced in accordance with the terms of the Liquidity Agreement within 30 days thereafter;

         (p) (i) the Default Ratio as of the last day of any Settlement Period shall be greater than 5.00%, (ii) the ratio (expressed as a percentage) of Dilution Adjustments made during any Settlement Period divided by the aggregate Principal Amount of Receivables originated by the Seller during such Settlement Period (determined as of the last day of such Settlement Period) shall be greater than 8.00% or (iii) the Receivable Collection Turnover as of the last day of any Settlement Period shall be greater than 30 days;

         (q) a Federal tax notice of a Lien shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien;

         (r) 15 days shall have elapsed after a Responsible Officer of the Company receives notice as to, or becomes aware of, a notice of a Lien having been filed by the PBGC against the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or
Section 302(f) of ERISA applies unless there shall have been delivered to the Trustee and the Rating Agencies proof of the release of such Lien;

         (s) unless the Agent and each Liquidity Bank otherwise consent, (i) the Insurance Policy shall for any reason cease to be in full force and effect,
(ii) the Insurer shall deny all or any portion of its liability under the Insurance Policy, or (iii) the Insurer shall cease to have a long-term debt rating of A- or better from S&P and A3 from Moody's, and, in each case, the Agent shall not have received a replacement Insurance Policy within 45 days on substantially the same terms and issued by an insurance company or other financial institution with a long-term debt rating of AA or better from S&P and Aa2 or better from Moody's and otherwise acceptable to the Agent;

         (t) (i) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Agent) shall be rendered against the Company in an aggregate amount greater than $100,000 or (ii) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Agent) shall be rendered against the Master Servicer, any Servicer or any Seller in an aggregate amount greater than (i) 7.25% of the consolidated tangible net worth of Ingram Micro Inc. at the end of the most recently ended fiscal quarter or
(ii) $80,000,000, whichever is less, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company, the Master Servicer, any Servicer, or any Seller to enforce any such judgment and no stay of enforcement shall be in effect;

then, in the case of (x) any event described in Section 7.01 of the Agreement (after the applicable grace period, if any), automatically without any notice or action on the part of the Trustee or Purchasers, an early amortization period shall immediately commence or (y) any event described above, after the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of the Majority Purchasers shall, by written notice then given to the Company and the Master Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 2000-1 (any such period under clause (x) or (y) above, an "Early Amortization Period"); provided, however, that in the case of the event described in subsection (g) above, if an Early Amortization Period has not been declared within 10 Business Days from the occurrence of such event, then an Early Amortization Period shall occur automatically unless, (i) prior to the end of such 10 Business Day period, the Series 2000-1 Allocated Receivables Amount shall no longer be less than the Series 2000-1 Target Receivables Amount and (ii) so long as the Series 2000-1 Allocated Receivables Amount continues to be equal to or greater than the Series 2000-1 Target Receivables Amount, Purchasers evidencing 66-2/3% or more of the Series 2000-1 Invested Amount shall have waived the occurrence of such event.

                                   ARTICLE VI
                                  Servicing Fee

         SECTION 6.01. Servicing Compensation. A monthly servicing fee (the "Series 2000-1 Monthly Servicing Fee") shall be payable to the Master Servicer on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) the Series 2000-1 Invested Percentage as of the end of the preceding Settlement Period.

         To the extent that funds on deposit in the Series 2000-1 Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Series 2000-1 Monthly Servicing Fee due on such date as set forth in the Monthly Settlement Statement delivered by the Master Servicer to the Trustee, the Trustee shall so notify the Company and the Company shall immediately pay the Master Servicer the amount of any such deficiency; provided, however, that any payments to be made by the Company pursuant to this Section shall, if the Master Servicer is Ingram Micro Inc. or an Affiliate thereof, (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company but only a claim against the Company to the extent of funds available to the Company after satisfying all Company Unsubordinated Obligations then due.

                                   ARTICLE VII
                             Change in Circumstances

         SECTION 7.01. Illegality. Notwithstanding any other provision herein, if, after the Issuance Date, or with respect to any Person becoming a Purchaser or a Liquidity Bank subsequent to the Issuance Date, after the new date such Person became a Purchaser or a Liquidity Bank, as applicable (the "Acquisition Date"), the adoption of or any change in any Requirement of Law or in the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Purchaser or Liquidity Bank to make or maintain its portion of the VFC Certificateholder's Interest with respect to which interest accrues by reference to LIBOR and such

Purchaser or Liquidity Bank, as applicable, shall provide written notice to the Agent, the Trustee and the Company, then effective with commencement of the next Accrual Period, or immediately if it shall be unlawful for such Purchaser or Liquidity Bank to maintain its portion of the VFC Certificateholder's Interest with respect to which interest accrues by reference to LIBOR to the end of the applicable Accrual Period, the Liquidity Interest Rate with respect to such portion of the VFC Certificateholder's Interest applicable to such Purchaser or Liquidity Bank shall until the foregoing notice is withdrawn be calculated by reference to the Base Rate (such calculation to be performed by the Agent). If any such change in the method of calculating interest occurs on a day which is not the last day of the applicable Accrual Period, the Company shall pay to the Agent for the account of such Purchaser or Liquidity Bank the amounts, if any, as may be required pursuant to Section 7.04 hereof.

         SECTION 7.02. Requirements of Law.

         (a) Notwithstanding any other provision herein, if after the Issuance Date the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Insurer or any Purchaser or any Liquidity Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made (i) as to the Insurer or any Purchaser or Liquidity Bank that is a Purchaser or Liquidity Bank on the date hereof, subsequent to the date hereof or (ii) as to any Purchaser the Insurer or Liquidity Bank that becomes a Purchaser, the Insurer, or a Liquidity Bank after the date hereof, subsequent to the Acquisition Date:

          (i) shall change the basis of taxation of payments to any such Purchaser, the Insurer or any such Liquidity Bank in respect of the Transaction Documents; or

          (ii) shall impose, modify or deem applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Purchaser, the Insurer or such Liquidity Bank which is not otherwise included in the determination of LIBOR;

and the result of any of the foregoing is to increase the cost to such Purchaser, the Insurer or such Liquidity Bank by an amount which such Purchaser, the Insurer or such Liquidity Bank deems in its reasonable judgment to be material, of making, converting into, continuing, maintaining or guaranteeing the Insurance Policy or an interest in the VFC Certificateholder's Interest with respect to which interest accrues by reference to LIBOR or to reduce any amount receivable hereunder in respect thereof or the result of any of the foregoing is to increase the cost to the Insurer of entering into or performing its obligations under the Insurance Policy or the Insurance Agreement (including any reduction of any premium, fee or other sum payable thereunder), then, in any such case, the Company will pay to such Purchaser, the Insurer or such Liquidity Bank upon demand such additional amount or amounts as will compensate such Purchaser, the Insurer or such Liquidity Bank for such additional costs incurred or reduced amount receivable other than amounts with respect to Taxes for which the Company is held harmless pursuant to Section 7.03 hereof and without duplication of any amounts for which the Company is obligated to make payment pursuant thereto.

         (b) If any Purchaser, the Insurer or any Liquidity Bank (i) that is the Insurer or a Purchaser or a Liquidity Bank on the date hereof shall have determined that the adoption after the Issuance Date of or any change after the Issuance Date, or (ii) that becomes a Purchaser, Insurer or a Liquidity Bank after the date hereof shall have determined that the adoption after the Acquisition Date of or any change after the Acquisition Date, in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Purchaser, the Insurer or such Liquidity Bank or any corporation controlling such Purchaser, the Insurer or such Liquidity Bank with any request, guideline or directive regarding capital adequacy or the amount of capital required or expected to be maintained by the Insurer or such Purchaser or Liquidity Bank (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Purchaser's, the Insurer's, such Liquidity Bank's or such corporation's capital as a consequence of its obligations hereunder under the Insurance Agreement or the Insurance Policy or under the other Transaction Documents to a level below that which such Purchaser, the Insurer, such Liquidity Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Purchaser's, the Insurer's, such Liquidity Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Purchaser, the Insurer or such Liquidity Bank in its reasonable judgment to be material, then from time to time, the Company shall promptly pay to such Purchaser, the Insurer or such Liquidity Bank such additional amount or amounts as will compensate such Purchaser, the Insurer or such Liquidity Bank for such reduction suffered.

(c) Any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) until the date that is one year and one day after payment in full of the Company Unsubordinated Obligations, not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full, except to the extent that funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 9.02 of the Receivables Sale Agreement) to the Company to make such payments.

         (d) If any Purchaser, Insurer or any Liquidity Bank becomes entitled to claim any additional amounts pursuant to subsection (a) or (b) above, it shall promptly notify the Company (with a copy to the Agent) of the event by reason of which it has become so entitled. No delay or failure to deliver such notice shall impair the rights of the Purchasers, the Insurer and the Liquidity Banks hereunder; provided that the Company shall not be required to compensate a Purchaser, the Insurer or any Liquidity Bank pursuant to this Section 7.02 for any increased costs, reduced returns or other losses incurred more than 360 days prior to the date that such Purchaser, Insurer or such Liquidity Bank, as the case may be, notifies the Company of its intention to claim compensation therefor. A certificate setting forth (i) any additional amounts payable pursuant to this subsection and (ii) a reasonably detailed explanation of the calculation of such amount or amounts submitted by such Purchaser, the Insurer or such Liquidity Bank to the Company (with a copy to the Agent) shall be conclusive in the absence of manifest error. The agreements in this Section
7.02 shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder.

         SECTION 7.03. Taxes.

         (a) All payments made by the Company under this Supplement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority with respect to any payment by the Company ("Taxes"), excluding Taxes imposed (i) on the net income or franchise taxes imposed on the net income (or in lieu of net income) of the Agent, the Insurer, any Purchaser, or any Liquidity Bank by (A) the United States or any political subdivision or taxing authority thereof or therein, or (B) any jurisdiction under the laws of which the Agent, the Insurer, such Purchaser, such Liquidity Bank or such lending office is organized or in which its lending office is located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein, (ii) as a result of a present or former connection between the Agent, the Insurer or any Purchaser or Liquidity Bank and the governmental authority imposing such tax other than as a result of the Agreement or this Supplement or any transaction thereunder or hereunder, and (iii) for any Purchaser or Liquidity Bank that is not organized under the laws of the United States of America or a state thereof, any United States withholding tax to the extent existing on the date such Purchaser or Liquidity Bank became a Purchaser or Liquidity Bank (or, in the case of payments to a new lending office on the date such Purchaser or Liquidity Bank designated such new lending office) (the Taxes referred to in the foregoing clauses (i), (ii) and (iii) individually or collectively being called "Excluded Taxes" and any and all other Taxes, collectively or individually, being called "Non-Excluded Taxes"). If any such Non-Excluded Taxes are required to be withheld from any amounts payable to the Agent, the Insurer, the Trustee or any Purchaser or Liquidity Bank hereunder, the Company shall pay additional amounts to the Agent, the Insurer, the Trustee or such Purchaser or Liquidity Bank to the extent necessary to yield to the Agent, the Insurer or such Purchaser or Liquidity Bank (after giving effect to all deductions and withholdings in respect of Non-Excluded Taxes, including Non-Excluded Taxes upon or in respect of such additional amounts) interest or any such other amounts payable hereunder at the rates or in the amounts otherwise specified in this Supplement; provided, however, that the Company shall not be required to increase any such amounts payable to any Purchaser or Liquidity Bank that is not organized under the laws of the United States of America or a state thereof if such Purchaser or Liquidity Bank fails to comply with the requirements of subsection (b) of this Section 7.02. Whenever any Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter the Company shall send to the Insurer or Agent for its own account or for the account of such Purchaser or Liquidity Bank, as the case may be, a certified copy of any original official receipt received by the Company showing payment thereof or any other proof reasonably acceptable to the Agent. In addition, the Company agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies that arise from any payment made under any Pooling and Servicing Agreement, this Supplement, the Insurance Agreement or the VFC Certificates or from the execution or delivery of, or otherwise with respect to, any Pooling and Servicing Agreement, this Supplement, the Insurance Agreement or the VFC Certificates (collectively, "Other Taxes"). The Company agrees to indemnify each of the Agent, the Insurer, the Trustee, the Purchasers and the Liquidity Banks for the full amount of any Non-Excluded Taxes and Other Taxes paid by the Agent, the Insurer, the Trustee or any Purchaser or any Liquidity Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto other than any penalties, interest or expense to the extent arising from the failure of the Agent, the Insurer, such Purchaser or Liquidity Banks to pay such Non-Excluded Taxes or other Taxes on a timely basis. If the Company fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent or the Insurer, as the case may be, the required receipts or any other proof reasonably acceptable to the

Agent or the Insurer, as the case may be, the Company shall indemnify the Agent, the Insurer, the Trustee, the Purchasers and the Liquidity Banks for any incremental taxes, interest or penalties that may become payable by the Agent, the Insurer, the Trustee or any Purchaser or any Liquidity Bank as a result of any such failure. If the Agent, the Insurer or any Purchaser or Liquidity Bank shall become aware that it is entitled to receive a refund or other tax credit or benefit in respect of any Non-Excluded Taxes, it shall promptly notify the Company thereof and, in the case of a refund, shall within 30 days after receipt of a request by the Company, apply for such refund at the Company's expense. If the Agent, the Insurer, the Trustee or any Purchaser or Liquidity Bank receives a refund or the benefit of a refund in respect of any Non-Excluded Taxes for which the Company has made a payment hereunder, it shall promptly notify the Company thereof and shall promptly repay such refund or the amount of the benefit derived from such refund, as the case may be, to the Company without interest and net of any expenses incurred, except to the extent interest shall have explicitly accompanied such refund; provided that the Company, upon the request of such Purchaser or Liquidity Bank, the Insurer or the Agent, agrees to return the amount paid in respect of such refund (plus any penalties that are not attributable to the negligence or misconduct of such Purchaser, the Insurer or such Liquidity Bank, interest or other charges required to be paid) to such Purchaser, the Insurer or Liquidity Bank or the Agent in the event such Purchaser, the Insurer, such or Liquidity Bank or the Agent is required to repay such amount to the relevant taxing authority. The agreements in this Section 7.03(a)shall survive the termination of this Supplement and the repayment of the Series 2000-1 Invested Amount and all other amounts payable hereunder.

         (b) Each Purchaser, the Insurer and each Liquidity Bank shall:

          (i) deliver to the Company, the Trustee and the Agent a properly completed and executed copy of any form, certification or similar documentation necessary for claiming exemption from or reduction of withholding taxes including, in the case of a Purchaser, the Insurer or Liquidity Bank that is not incorporated under the laws of the United States of America or a state thereof, (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

          (ii) deliver to the Company, the Trustee and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company; and

          (iii) seek to obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Purchaser, the Insurer or Liquidity Bank from duly completing and delivering any such form with respect to it and such Purchaser, the Insurer or Liquidity Bank so advises the Company and the Agent. Each Purchaser or Liquidity Bank so incorporated shall certify to the Company, the Trustee and the Agent at the time it first becomes a Purchaser or Liquidity Bank, and thereafter to the extent provided by law, (i) all such forms are true and complete, (ii) in the case of a Form 1001, W-8BEN, W-8ECI or 4224, that it is entitled to receive payments under this Agreement without, or at a reduced rate of, withholding of any United States federal income taxes and (iii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Purchaser, a Liquidity Bank or a Participant pursuant to Section 11.10 hereof shall, upon the effectiveness of the related transfer, be required to provide to the Company, the Trustee and the Agent all of the forms and statements required pursuant to this Section 7.03; provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Purchaser or Liquidity Banks from which the related participation shall have been purchased.

SECTION 7.04. Indemnity. The Company agrees to indemnify each Purchaser, the Insurer and each Liquidity Bank and to hold each Purchaser, the Insurer and each Liquidity Bank harmless from any loss or expense which such Purchaser, the Insurer or Liquidity Bank may sustain or incur as a consequence of (a) failure by the Company to make an Increase after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, or (b) default by the Company in making any prepayment of the Series 2000-1 Invested Amount with respect to which interest is calculated by reference to LIBOR or the CP Rate in connection with a Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of Section 2.06 of this Supplement or (c) the making of a prepayment of the Series 2000-1 Invested Amount with respect to which interest is calculated by reference to LIBOR or the CP Rate other than on a Distribution Date. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or not so prepaid or subject to an Increase, for the period from the date of such prepayment or of such failure by the Company to make an

Increase or prepay to the last day of the Accrual Period (or in the case of a failure by the Company to make an Increase, the Accrual Period that would have commenced on the date of such prepayment or of such failure) in each case at the applicable rate of interest for the Series 2000-1 Invested Amount with respect to which interest is calculated by reference to LIBOR or the CP Rate provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Purchaser, the Insurer or Liquidity Bank) which would have accrued to such Purchaser, the Insurer or Liquidity Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market; provided that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations. This covenant shall survive the termination of this Supplement and the payment of all amounts payable hereunder. A certificate of a Purchaser, the Insurer or Liquidity Bank setting forth (i) any amount that such Purchaser, the Insurer or Liquidity Bank is entitled to receive pursuant to this Section 7.04 and (ii) a reasonably detailed explanation of the calculation of such amount shall be delivered to the Company and the Master Servicer and shall be conclusive absent manifest error.

         SECTION 7.05. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate.

         (a) If (i) any Purchaser or Liquidity Bank delivers a notice described in Section 7.02 hereof or (ii) the Company is required to pay any additional amount or indemnification payment to any Purchaser or Liquidity Bank pursuant to Section 7.03, the Company may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 11.10(b)), upon notice to such Purchaser or Liquidity Bank and the Agent, require such Purchaser or Liquidity Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such assigned obligations (which assignee may be another Purchaser or Liquidity Bank, as applicable, if another Purchaser or Liquidity Bank accepts such assignment); provided that (A) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (B) the Company shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, and (C) the Company or such assignee shall have paid to the affected Purchaser or Liquidity Bank in immediately available funds an amount equal to the sum of the principal of, and interest accrued to the date of such payment on, the outstanding VFC Beneficial Interests of such Purchaser or Liquidity Bank plus all fees and other amounts accrued for the account of such Purchaser or Liquidity Banks hereunder (including any amounts under Sections 7.02, 7.03 and 7.04); provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Purchaser's or Liquidity Bank's notice under Section 7.02 or the amounts paid pursuant to Section 7.03, as the case may be, cease to cause such Purchaser or Liquidity Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 7.02, or cease to result in amounts being payable under Section 7.03, as the case may be (including as a result of any action taken by such Purchaser or Liquidity Bank pursuant to Section 7.05(b) below), or if such Purchaser or Liquidity Bank shall withdraw its notice under Section 7.02 or shall waive its right to further payments under Section 7.03 in respect of such circumstances or event, as the case may be, then such Purchaser or Liquidity Bank shall not thereafter be required to make any such transfer and assignment hereunder.

         (b) If (i) any Purchaser or Liquidity Banks delivers a notice described in Section 7.02 or (ii) the Company is required to pay any additional amount to any Purchaser or Liquidity Bank pursuant to Section 7.03, then such Purchaser or Liquidity Bank shall use reasonable efforts (which shall not require such Purchaser or Liquidity Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) to (A) file any certificate or document reasonably requested in writing by the Company or
(B) assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would enable it to withdraw its notice delivered pursuant to Section 7.02 or would reduce amounts payable pursuant to Section 7.03, as the case may be, in the future. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Purchaser or Liquidity Banks in connection with any such filing or assignment, delegation and transfer.

         SECTION 7.06. Limitation. The obligations of the Company under this
Article VII shall be limited by Section 11.13.

                                  ARTICLE VIII
                    Covenants, Representations and Warranties

         SECTION 8.01. Representations and Warranties of the Company and the Master Servicer. The Company and the Master Servicer each hereby represents and warrants to the Trustee, the Agent, the Insurer and each of the Purchasers and the Liquidity Banks that each and every of their respective representations and warranties contained in the Agreement and the Servicing Agreement is true and correct as of the Issuance Date and as of the date of each Increase.

         SECTION 8.02. Covenants of the Company and the Master Servicer. The Company and the Master Servicer each hereby agrees, in addition to its obligations under the Agreement and the Servicing Agreement, that:

         (a) it shall not terminate the Agreement unless in compliance with the terms of the Agreement and the supplements relating to each Outstanding Series;

         (b) it will provide the Agent with evidence, satisfactory to the Agent, of (i) the establishment of a disaster recovery plan, (ii) the establishment of computer back-up systems and (iii) the operational readiness of an off-site disaster recovery facility;

         (c) it shall observe in all material respects each and every of its respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which it is a party;

         (d) it shall, and shall cause each Servicer to, (i) afford the Agent or any representative of the Agent (who may be accompanied by agents or representatives of the Insurer) access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice, for purposes of inspection and shall, and (ii) permit the Agent or the Trustee or any representative of the Agent (who may be accompanied by agents or representatives of the Insurer) to visit any of its offices or properties during regular business hours and as often as may reasonably be requested, subject to its normal security and confidentiality requirements, to discuss the business, operations, properties, financial and other conditions of the Company or the Master Servicer with its officers and employees and with its Independent Public Accountants; provided that the Agent shall notify the Company or the Master Servicer, as the case may be, prior to any contact with such accountants and shall give the Company or the Master Servicer the opportunity to participate in such discussions; provided, further, that, except as otherwise provided in Section 11.05 hereof and Section 8.05(b) of the Agreement, any costs and expenses incurred in connection with any such examination or visit, including without limitation any costs incurred in respect of fees of Independent Public Accountants, shall be solely the obligation of the party or parties making such examination; and

         (e) it shall not waive the provisions of Sections 7.01(d), (e)(i),
(g), (i) or (j) or Sections 2.06 or 9.02 of the Receivables Sale Agreement without the consent of Holders of not less than 50% of the Series 2000-1 Adjusted Invested Amount.

         SECTION 8.03. Negative Covenants of the Company; Covenants of the Master Servicer.

         (a) The Company shall not make any Restricted Payment while Series 2000-1 is an Outstanding Series, unless such Restricted Payment is made (i) from amounts distributed to the Company (x) in respect of the Exchangeable Company

Interest; provided that on the date any such Restricted Payment is made, the Company is in compliance with its payment obligations under Section 2.05 of the Agreement or (y) pursuant to Section 3.03(b); (ii) in compliance with all terms of the Transaction Documents, including the Company's covenant as to net worth set forth in Section 2.07(m) of the Agreement and (iii) in accordance with all corporate and legal formalities applicable to the Company; provided that no Restricted Payment shall be made if an Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

         (b) The Company shall not issue any Investor Certificates at any time after the Issuance Date without the prior written consent of the Agent.

         (c) The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects and that it shall:

          (i) Provide to the Agent and the Insurer, simultaneously with delivery to the Trustee or the Rating Agencies, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee or the Rating Agencies pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Agent and the Insurer promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Master Servicer with respect to the Transaction Documents; and

          (ii) Provide notice to the Agent and the Insurer of the appointment of a Successor Master Servicer or a Successor Servicer pursuant to Section
     6.02 of the Servicing Agreement.

         (d) The Master Servicer will not permit any of the following:

          (i) the ratio of (x) Consolidated EBITDA for any period of four consecutive Fiscal Periods to (y) Consolidated Interest Charges for such period to be less than 2.5 to 1.0; provided that, for purposes of calculating the preceding ratio the contribution of any Subsidiary of the Master Servicer acquired (to the extent the acquisition is treated for accounting purposes as a purchase) during those four Fiscal Periods to Consolidated EBITDA shall be calculated on a pro forma basis as if it had been a Subsidiary of the Master Servicer during all of those four Fiscal Periods.

          (ii) The Consolidated Tangible Net Worth at the end of any Fiscal Period to be less than the sum of (x) $875,000,000, plus (y) 50% of

Consolidated Net Income (without taking into account any losses incurred in any Fiscal Year) for each Fiscal Year ended on or after December 30, 2000.

         For purposes of the foregoing Section 8.3(d), the capitalized terms not previously defined shall have the following meanings:

         "Capitalized Lease Liabilities" of any Person means, at any time, any obligation of such Person at such time to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligation is, or in accordance with GAAP (including FASB Statement 13) is required to be, classified and accounted for as a capital lease on a balance sheet of such Person at the time incurred; and for purposes of this Agreement the amount of such obligation shall be the capitalized amount thereof determined in accordance with such FASB Statement 13.

         "Consolidated Assets" means, at any date, the total assets of the Master Servicer and its Consolidated Subsidiaries as at such date in accordance with GAAP.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period adjusted by adding thereto the amount of Consolidated Interest Charges that were deducted in arriving at Consolidated Net Income for such period and all amortization of intangibles, taxes, depreciation and any other non-cash charges that were deducted in arriving at Consolidated Net Income for such period.

         "Consolidated Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Master Servicer and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Master Servicer and its Subsidiaries in accordance with GAAP):

          (a) aggregate net interest expense in respect of Indebtedness of the Master Servicer and its Subsidiaries (including imputed interest on Capitalized Lease Liabilities) deducted in determining Consolidated Net Income for such period plus, to the extent not deducted in determining Consolidated Net Income for such period, the amount of all interest previously capitalized or deferred that was amortized during such period, and

          (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period, and

          (c) all attributable interest and fees in lieu of interest associated with any securitizations by the Master Servicer or any of its Subsidiaries.

         "Consolidated Liabilities" means, at any date, the sum of all obligations of the Master Servicer and its Consolidated Subsidiaries as at such date in accordance with GAAP.

         "Consolidated Net Income" means, for any period, the consolidated net income of the Master Servicer and its Consolidated Subsidiaries as reflected on a statement of income of the Master Servicer and its Consolidated Subsidiaries for such period in accordance with GAAP.

         "Consolidated Stockholders' Equity" means, at any date:

         (a) Consolidated Assets as at such date,

less

         (b) Consolidated Liabilities as at such date.

         "Consolidated Subsidiary" means any Subsidiary whose financial statements are required in accordance with GAAP to be consolidated with the consolidated financial statements delivered by the Master Servicer from time to time in accordance with Section 4.11 of the Servicing Agreement.

         "Consolidated Tangible Net Worth" means, at any date:

         (a) Consolidated Stockholders' Equity as at such date plus the accumulated after-tax amount of non-cash charges and adjustments to income and Consolidated Stockholders' Equity attributable to employee stock options and stock purchases through such date, less

         (b) goodwill and other Intangible Assets of the Master Servicer and its Consolidated Subsidiaries.

         "Fiscal Period" means a fiscal period of the Master Servicer or any of its Subsidiaries, which shall be either a calendar quarter or an aggregate period comprised of three (3) consecutive periods of four (4) weeks and five
(5) weeks (or, on occasion, six (6) weeks instead of five), currently commencing on or about each January 1, April 1, July 1 or October 1.

         "Fiscal Year" means, with respect to any Person, the fiscal year of such Person. The term Fiscal Year, when used without reference to any Person, shall mean a Fiscal Year of the Master Servicer, which currently ends on the Saturday nearest December 31.

         "GAAP" means U.S. generally accepted accounting principles as of the date hereof provided however, that if, after the date hereof, there shall be any change in the Master Servicer's Fiscal Year or GAAP (whether such modification is adopted or imposed by the Federal Accounting Standards Board, the American Institute of Certified Public Accountants or any other professional body) which changes result in a change in the method of calculation of financial covenants set forth in this Section 8.03(d), the parties hereto agree to promptly enter into negotiations in order to amend such financial covenants so as to reflect equitably such changes, with the desired result that the evaluations of the Master Servicer's financial condition shall be the same after such changes as if such changes had not been made; provided, further, that until the parties hereto have reached a definitive agreement on such amendments, the Master Servicer's financial condition shall continue to be evaluated on the same principles as those in effect on the date hereof.

         "Intangible Assets" means, with respect to any Person, that portion of the book value of the assets of such Person which would be treated as intangibles under GAAP, including all items such as goodwill, trademarks, trade names, brands, trade secrets, customer lists, copyrights, patents, licenses, franchise conversion rights and rights with respect to any of the foregoing and all unamortized debt or equity discount and expenses.

         "Subsidiary" means, with respect to any Person, any corporation, company, partnership or other entity of which more than fifty percent (50%) of the outstanding shares or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors of, or other persons performing similar functions for, such corporation, company, partnership or other entity (irrespective of whether at the time shares or other ownership interests of any other class or classes of such corporation, company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more Subsidiaries of such Person, or by one or more Subsidiaries of such Person.

         SECTION 8.04. Obligations Unaffected. The obligations of the Company and the Master Servicer to the Agent, the Insurer, the Purchasers and the Liquidity Banks under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

         SECTION 8.05. Representations and Warranties of the Initial Purchaser and the Liquidity Banks. Each Initial Purchaser and each Liquidity Bank represents, warrants and covenants to the Company and the Master Servicer, as of the Issuance Date (or, in the case of each Liquidity Bank, as of the date such Liquidity Bank becomes a Purchaser), that:

         (a) It acknowledges that the VFC Certificates (and related VFC Beneficial Interests) have not been and will not be registered under the Securities Act and are being initially offered and sold in reliance upon the exemption provided in Section 4(2) of the Securities Act, and have not and will not be registered or qualified under the securities or "blue sky" laws of any jurisdiction, and may not be resold or otherwise transferred unless so registered or qualified or unless any exemption from such requirements is available.

         (b) It is purchasing the VFC Certificates and/or VFC Beneficial Interests in the ordinary course of its business and for investment only solely for its own account or accounts for which it exercises sole investment discretion and not as nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof.

         (c) It is (i) an institutional investor that is an "Accredited Investor" (as defined under Rule 501(a)(1), (2), (3) or (7), of the Securities
Act) or, if the VFC Certificates and/or the VFC Beneficial Interests are to be purchased for one or more institutional accounts ("investor accounts") for which it is acting as a fiduciary or agent, each such investor account is an institutional investor that is an Accredited Investor and (ii) a corporation or a banking association duly organized and validly existing under the laws of its jurisdiction of incorporation or organization and has all corporate power to perform its obligations hereunder and under the Liquidity Agreement.

         (d) It invests in or has such knowledge and experience in business and financial matters and with respect to investments in securities so as to enable it to understand and evaluate the risks of such investments and form an investment decision with respect thereto and is able to bear the risk of such investment for an indefinite period.

         (e) It has been afforded access to information (including the financial condition) about the Company and the Sellers to enable it to evaluate its investment in the VFC Certificates and/or the VFC Beneficial Interests (the "Information") and acknowledges that it has been afforded the opportunity (i) to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company, the Sellers or Persons acting on their behalf

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
concerning the terms and conditions of the offering of the VFC Certificates and/or the VFC Beneficial Interests and the merits and risks of investing in the VFC Certificates and/or the VFC Beneficial Interests, (ii) to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the Information and (iii) to review, if applicable, the filings of Ingram Micro Inc. with the Securities and Exchange Commission and all of the public disclosure of Ingram Micro Inc.

         (f) It acknowledges that it is the expressed intent of the Company that the VFC Certificates and related VFC Beneficial Interests are being issued only in transactions not involving any public offering within the meaning of the Securities Act and that the VFC Certificates and, if certificated, the VFC Beneficial Interests will bear a legend substantially as set forth in the form of the VFC Certificate Interests included in this Supplement and will be subject to certain limitations on transfer and exchange specified in the Agreement, this Supplement and the other Transaction Documents.

         (g) The execution, delivery and performance of the Liquidity Agreement and this Supplement are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and do not result in the creation or imposition of any adverse claim on its assets, which contravention or violation in any of the foregoing cases could have a material adverse effect on its financial condition or its ability to perform its obligations hereunder.

         (h) The Liquidity Agreement and this Supplement constitute its legal, valid and binding obligations enforceable against it in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to limiting creditors' rights generally and by equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (i) The Liquidity Agreement and this Supplement have been duly authorized, executed and delivered by it.

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
         (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement that has not otherwise been obtained.

                                   ARTICLE IX
                              Conditions Precedent

         SECTION 9.01. Conditions Precedent to Effectiveness of Supplement. This Supplement will become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

         (a) Transaction Documents. The Agent shall have received an original copy for itself and photocopies for each Purchaser, each executed and delivered in form and substance satisfactory to the Agent, of (i) the Agreement executed by a duly authorized officer of each of the Company, the Master Servicer and the Trustee, (ii) this Supplement executed by a duly authorized officer or authorized representative of each of the Company, the Master Servicer, the Trustee, the Agent, the Initial Purchaser and the Liquidity Banks and (iii) the other Transaction Documents duly executed by the parties thereto.

         (b) Corporate Documents; Corporate Proceedings of the Company, the Seller and the Master Servicer. The Agent shall have received, with a copy for each Purchaser, from the Company, the Seller and the Master Servicer, complete copies of:

          (i) a copy of the certificate of incorporation including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

          (ii) a certificate of the Secretary or Assistant Secretary of such Person dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of such Person in effect as of the Effective Date, (B) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the transactions contemplated by the Transaction Documents, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Effective Date, (C) that the certificate of incorporation of such Person has not been amended since the last amendment thereto shown on the certificate of the Secretary of State of the state of incorporation of such Person furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

          (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

         (c) Good Standing Certificates. The Agent shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Person in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of such Person.

         (d) Consents, Licenses, Approvals, Etc. The Agent shall have received, with a photocopy for each Purchaser, certificates dated the Effective Date of the President, Vice Chairman, Chief Financial Officer or any Vice President or the Treasurer of such Person either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by such Person of the Agreement, this Supplement, the Receivables Sale Agreement and/or the Servicing Agreement, as the case may be, and the validity and enforceability of the Agreement, this Supplement, the Receivables Sale Agreement and/or the Servicing Agreement against such Person and such consents, licenses and approvals shall be in full force and effect or
(ii) stating that no such consents, licenses or approvals are so required, except those that may be required under state securities or "blue sky" laws.

         (e) Filings, Registrations and Recordings. Any documents (including, without limitation, financing statements) required to be filed in order to (i) perfect the sale of the Receivables by the Seller to the Company pursuant to the Receivables Sale Agreement and (ii) create, in favor of the Trustee, a perfected ownership/perfected first priority security interest in the Trust Assets under the Agreement with respect to which an ownership/security interest may be perfected by a filing under the UCC or other comparable statute shall, in each case, have been properly prepared and executed for filing in each office in each jurisdiction where required pursuant to the Agreement or the Receivables Sale Agreement, as the case may be, and such filings are the only filings required in order to perfect the sale of the Receivables to the Company under the Receivables Sale

Agreement or to the Trust under the Agreement, as the case may be, in the jurisdiction listed therein. The Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation made or to be made and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

         (f) Lien Searches. The Agent and the Trustee shall have received the results of a recent search satisfactory to the Agent of any UCC filings (or equivalent filings) made with respect to the Company and the Seller (and with respect to such other Persons as the Agent deems necessary) in the states (or other jurisdictions) in which the chief executive office of the Company, the Seller and each such other Person is located, any offices of the Company, the Seller and each such other Person in which records have been kept relating to the Receivables and the other jurisdictions in which UCC filings (or equivalent filings) are to be made pursuant to the preceding subsection, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Agent that any Liens disclosed by such search would be Permitted Liens or have been released.

         (g) Legal Opinions. The Agent, the Insurer and the Trustee shall have received, with a counterpart for each Purchaser, (i) opinions of counsel to the Company and the Master Servicer, dated the Issuance Date, as to corporate, tax, bankruptcy, perfection and other matters, in form and substance reasonably acceptable to the Agent and its counsel and (ii) opinions of local counsel to the Company and the Master Servicer, dated the Issuance Date, as to certain perfection matters, in form and substance reasonably acceptable to the Agent and its counsel.

         (h) Fees. The Agent, the Initial Purchaser and the Trustee shall have received payment of all fees and other amounts due and payable to any of them on or before the Effective Date.

         (i) Conditions Under the Receivables Sale Agreement. A Responsible Officer of the Company shall have certified that all conditions to the obligations of the Company and the Seller under the Receivables Sale Agreement shall have been satisfied in all material respects.

         (j) Copies of Written Policies. The Agent and the Trustee shall have received copies of the written Policies of the Seller in form and substance acceptable to the Agent.

         (k) Company's Board of Directors. The composition of the Company's Board of Directors (including one independent director) shall be reasonably acceptable to the Agent.

         (l) Financial Statements. The Agent shall have received a pro forma balance sheet for the Company for the fiscal year ended January 1, 2000 giving effect to all transactions occurring on the Issuance Date. The Agent shall have received the consolidated balance sheets and statements of income, stockholders' equity and cash flows of Ingram Micro Inc. and its subsidiaries on a consolidated basis as of and for the fiscal year ended January 2, 1999, audited by and accompanied by a copy of the opinion of Price Waterhouse Coopers L.L.C., independent public accountants.

         (m) Solvency Certificate. The Agent and the Trustee shall have received a certificate dated the Effective Date and signed by a Responsible Officer of the Company, in form satisfactory to the Agent, to the effect that the Company will be solvent after giving effect to the transactions occurring on the Issuance Date.

         (n) Representations and Warranties. On the Issuance Date, the representations and warranties of the Company and the Master Servicer in the Agreement and this Supplement shall be true and correct in all material respects.

         (o) Additional Documents. The Agent shall have received such other agreements, documents, instruments, certificates and opinions as it shall have requested.

                                    ARTICLE X
                                    The Agent

         SECTION 10.01. Appointment. Each Purchaser hereby irrevocably designates and appoints the Agent as the agent of such Purchaser under this Supplement and the other Transaction Documents and each such Purchaser irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Supplement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement or any other Transaction Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Agent.

         SECTION 10.02. Delegation of Duties. The Agent may execute any of its duties under this Supplement or any other Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who

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
may be counsel for the Initial Purchaser or any other Purchaser), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 10.03. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Agreement or this Supplement or any other Transaction Document (x) with the consent or at the request of the Majority Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Company, the Master Servicer or any Servicer.

         SECTION 10.04. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company, the Master Servicer or any Servicer), independent accountants and other experts selected by the Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Agent may deem and treat the payee of a VFC Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Purchasers is it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all

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
cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Majority Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding.

         SECTION 10.05. Notice of Servicer Default or Early Amortization Event or Potential Early Amortization Event. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Servicer Default with respect to the Master Servicer or any Servicer or any Early Amortization Event or Potential Early Amortization Event hereunder unless the Agent has received written notice from a Purchaser, the Company, the Master Servicer or any Servicer referring to the Agreement or this Supplement, describing such Servicer Default or Early Amortization Event or Potential Early Amortization Event and stating that such notice is a "notice of a Servicer Default with respect to the Master Servicer or the Servicer" or a "notice of an Early Amortization Event or Potential Early Amortization Event", as the case may be. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Purchasers, the Trustee, the Company and the Master Servicer. The Agent shall take such action with respect to such Servicer Default or Early Amortization Event or Potential Early Amortization Event as shall be reasonably directed by the Majority Purchasers; provided that unless and until the Agent shall have received such directions and indemnification satisfactory to the Agent from the Purchasers, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default or Early Amortization Event or Potential Early Amortization Event as it shall deem advisable in the best interests of the Purchasers.

         SECTION 10.06. Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent to any Purchaser. Each Purchaser represents to the Agent that it has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this supplement. Each Purchaser also represents that it will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 10.07. Indemnification. Intentionally Omitted.

         SECTION 10.08. Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Master Servicer, the Servicers or any of their Affiliates as though the Agent were not the Agent hereunder. With respect to any VFC Beneficial Interest held by the Agent, the Agent shall have the same rights and powers under this Supplement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Purchaser" and "Purchasers" shall include the Agent in its individual capacity.

         SECTION 10.09. Successor Agent. The Agent may resign as Agent upon 10 days' notice to the Purchasers. If the Agent shall resign as Agent under this Supplement, then the Majority Purchasers shall appoint from among the Purchasers a successor agent for the Purchasers, which successor agent shall be approved by the Company and the Master Servicer (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Supplement. After any retiring Agent's resignation as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Supplement. Within a reasonable time after the appointment of a Successor Agent, the Master Servicer shall provide written notice to the Trustee of such appointment.

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                                   ARTICLE XI
                                  Miscellaneous

         SECTION 11.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 11.02. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES), EXCEPT TO THE EXTENT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

         SECTION 11.03. Further Assurances. Subject to the provisions of the last sentence of Section 11.07(a) hereof, each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Agent or Majority Purchasers more fully to effect the purposes of this Supplement and the sale of the VFC Certificates and the VFC Beneficial Interests hereunder, including, without limitation, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction, provided that, in the case of the Trustee, in furtherance and without limiting the generality of Section 8.01(d) of the Agreement, the Trustee shall have received reasonable assurance in writing of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

         SECTION 11.04. Payments. Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to the Purchasers, at the office of the Agent set forth below its signature hereto. On each Distribution Date, the Agent shall remit in like funds to each Purchaser its applicable pro rata share (based on each such Purchaser's Series 2000-1 Purchaser Invested Amount, except to the extent that another method of allocation is otherwise specified herein) of each such payment received by the Agent for the account of the Purchasers.

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         SECTION 11.05. Costs and Expenses.

         (a) The Company agrees to pay all reasonable fees and out-of-pocket costs and expenses of the Agent and Redwood (including, without limitation, reasonable fees and disbursements of counsel to the Agent and Redwood and the reasonable costs and expenses of the Insurer) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement, and the other Transaction Documents and amendments or waivers of any such documents,
(ii) the enforcement by the Agent and Redwood of the obligations and liabilities of the Company and the Master Servicer under the Agreement, this Supplement or any related document and (iii) any restructuring or workout of the Agreement, this Supplement or any related document; provided, however, that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations.

         (b) (i) Prior to the occurrence and continuance of an Early Amortization Event under the Agreement or this Supplement, the Company agrees to pay reasonable fees, out-of-pocket costs and expenses incurred by representatives of the Agent, the Insurer and Redwood, in an aggregate amount not to exceed $25,000 in any calendar year, in connection with any inspection of the Company's, the Master Servicer's and/or any Servicer's offices, properties, books and records and/or any discussions with the officers, employees and Independent Public Accountants of the Company, the Master Servicer or any Servicer.

          (ii) Following the occurrence and during the continuance of an Early Amortization Event under the Agreement or this Supplement, the Company agrees to pay reasonable fees and out-of-pocket costs and expenses of representatives of the Agent, the Insurer and Redwood in connection with any inspection of the Company's, the Master Servicer's and/or any Servicer's offices, properties, books and records and any discussions with the officers, employees and the Independent Public Accountants of the Company, the Master Servicer or any Servicer. Any amounts owing by the Company pursuant to this Section 11.05(b)(ii) shall be Company Subordinated Obligations.

         SECTION 11.06. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Agent or any Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies,

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powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 11.07. Amendments.

         (a) Subject to subsection (c) of this Section 11.07, this Supplement may be amended in writing from time to time by the Master Servicer, the Company and the Trustee, with prior written notice to and written consent of the Agent, but without the consent of any holder of any outstanding VFC Certificate or any VFC Beneficial Interest, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions to or changing in any manner or eliminating any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee upon which the Trustee may conclusively rely, have a Material Adverse Effect, a Seller Material Adverse Effect, a Servicer Material Adverse Effect or a Company Material Adverse Effect (but, to the extent that the determination of whether such action would have a Material Adverse Effect, a Seller Material Adverse Effect, a Servicer Material Adverse Effect or a Company Material Adverse Effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered by the Master Servicer to the Trustee in addition to such Officer's Certificate); provided, further, that any amendment that is entered into to provide additional Enhancement for any Outstanding Series, to conform to regulations issued by the Internal Revenue Service or that would provide any additional rights or benefits to Holders or not adversely affect the interests of any Holder shall be deemed to have no Material Adverse Effect, a Seller Material Adverse Effect, a Servicer Material Adverse Effect or Company Material Adverse Effect. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this Section 11.07(a) or subsection (b) below that affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

         (b) Subject to subsection (c) of this Section 11.07, this Supplement may also be amended (other than in the circumstances referred to in subsection
(a) above) in writing from time to time by the Master Servicer, the Company and the Trustee with the written consent of the Agent and the Majority Purchasers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the VFC Certificateholders or owner of a VFC Beneficial Interest; provided, however, that no such amendment shall, unless signed or consented to in writing by all Purchasers, (i) extend the time for payment, or reduce the amount, of any amount of money payable to or for the account of any Purchaser under any

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provision of this Supplement, (ii) subject any Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser) or (iii) change the Aggregate Commitment Amount or the number of Purchasers which shall be required for any action under this subsection or any other provision of this Supplement.

         (c) No such amendment shall be effective until the Rating Agency Condition is satisfied.

         (d) Prior to consenting to any amendment pursuant to this Section 11.07, the Trustee shall be entitled to obtain an Opinion of Counsel stating that the amendment is authorized and permitted pursuant to this Supplement and the Agreement.

         SECTION 11.08. Severability. If any provision hereof is void or unenforceable in any jurisdiction, such status shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

         SECTION 11.09. Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Master Servicer and the Trustee, in the manner set forth in Section 10.05 of the Agreement and (ii) in the case of the Agent, the Insurer, each Purchaser and the Rating Agencies, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, (A) in the case of the Agent and each Purchaser, at their respective addresses set forth below their names on Schedule 1 hereto, (B) in the case of the Rating Agencies, at the addresses notified by such Rating Agencies and (c) in the case of the Insurer, to 1 State Street Plaza, New York, New York 10004, attention: Specialized Finance Group Head, facsimile (212) 208-3547; or to such other address as may be hereafter notified by the respective parties hereto.

         SECTION 11.10. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Company nor the Master Servicer may assign, transfer, hypothecate or otherwise convey any of their respective rights or obligations hereunder or interests herein without the express prior written consent of the Purchasers, the Agent and the Trustee and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the

Company or the Master Servicer without the prior express written consent of the Purchasers, the Agent and the Trustee shall be void. The Purchasers, the Agent, the Liquidity Banks or the Agent may, at any time, assign any of its rights and obligations hereunder or interests herein to an Eligible Assignee and any such assignee may further assign at any time its rights and obligations hereunder or interests herein (including any rights it may have in and to the Series 2000-1 Allocated Receivables Amount and any rights it may have to exercise remedies hereunder), in each case without the consent of the Company or the Master Servicer. The Company acknowledges and agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of the Purchasers, all of the obligations of the Company hereunder.

         SECTION 11.11. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         SECTION 11.12. Adjustments; Setoff.

         (a) If any Purchaser (a "Benefitted Purchaser") shall at any time receive in respect of its Series 2000-1 Purchaser Invested Amount any distribution of principal, interest, Commitment Fees or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser's Series 2000-1 Purchaser Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchasers such portion of each such other Purchaser's interest in the VFC Certificates, or shall provide such other Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Purchasers; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Purchaser so purchasing a VFC Beneficial Interest may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the VFC Certificates to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of the Company. Each Purchaser agrees promptly to notify the Company and the Agent after any such setoff and application made by such Purchaser; provided that the failure to give such notice shall not affect the validity of such setoff and application.

         SECTION 11.13. Limitation of Payments by Company. The Company's obligations under Article VII hereof shall be limited to the funds available to the Company which have been properly distributed to the Company pursuant to the Agreement and any Supplement and neither the Agent nor any Purchaser shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.

         SECTION 11.14. No Bankruptcy Petition.

         (a) Each Purchaser and each Liquidity Bank hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of a Series 2000-1 Amortization Period commencing pursuant to clause (i) of the definition thereof and (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law.

         (b) Each Purchaser, the Company, the Master Servicer, the Agent and each Liquidity Bank hereby covenant and agree that prior to the date which is one year and one day after the latest of (i) the last day of the Series 2000-1 Amortization Period and (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, and (iii) the date on which all Outstanding Commercial Paper of Redwood is paid in full, it will not institute against, or join any other Person in instituting against, Redwood any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law.

         (c) The provisions of this Section 11.14 shall survive termination of this Agreement.

         SECTION 11.15. Limitation on Addition and Termination of Sellers.

         (a) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement or the Agreement, the Company shall not consent to the addition of a Seller thereunder unless each of the following conditions shall have been satisfied.

          (i) Each of the conditions set forth in Section 3.05 of the Receivables Sale Agreement shall have been satisfied and the Trustee shall have received evidence in the form of an appropriate Officer's Certificate as to that fact.

          (ii) The Company, the Trustee and the Agent shall have received evidence that the Rating Agency Condition shall have been satisfied with respect to the addition of such Seller; provided that satisfaction of the Rating Agency Condition (and such receipt of evidence thereof) shall not be required with respect to the addition of up to three additional Sellers during any calendar year, each of which meets the following criteria: (x) such proposed additional Seller is, in the judgment of the Company as certified by the Company to the Trustee in an Officer's Certificate, in the same line of business as the existing Sellers as of the related Seller Addition Date (as defined in the Receivables Sale Agreement), and (y) as of the Seller Addition Date, immediately prior to giving effect to such addition, the ratio (as determined by the Company and expressed as a percentage) of (I) the aggregate Principal Amount of what would constitute all Eligible Receivables of the proposed additional Seller if it were a Seller at the end of the Business Date immediately preceding the Seller Addition Date minus the amount which would constitute the Overconcentration Amount applicable to such Receivables on the Seller Addition Date if the proposed additional Seller were a Seller to (II) the Aggregate Receivables Amount on the Seller Addition Date (before giving effect to such addition), is less than five percent.

          (iii) The Company, the Trustee and the Agent shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such Seller, the Aggregate Allocated Receivables Amount shall equal or exceed the Aggregate Target Receivables Amount on the related Seller Addition Date and setting forth a re-calculation of the Series 2000-1 Required Subordinated Amount (including Receivables originated by the additional Seller(s)).

         (b) Notwithstanding anything to the contrary contained in the Receivables Sale Agreement, the Company shall not consent to any request made pursuant to Section 9.14(b) thereof, nor shall any Seller which is the subject of such request be terminated under the Receivables Sale Agreement, in each case unless (i) no Early Amortization Event, Potential Early Amortization Event or Potential Purchase Termination Event (as defined in the Receivables Sale Agreement) (other than with respect to the Seller to be so terminated) has occurred and is continuing (both before and after giving effect to such termination) and (ii) the Trustee shall have received prior written notice of such termination (which notice shall be accompanied by a pro forma Daily Report confirming that the Aggregate Allocated Receivables Amount equals or exceeds the Aggregate Target Receivables Amount, each calculated after giving effect to such termination and excluding all Receivables originated by the Seller to be terminated).

         (c) Upon the termination of a Seller pursuant to Section 9.14(b) of the Receivables Sale Agreement and the foregoing subsection (b) calculation (including, without limitation, for purposes of the pro forma calculations pursuant to subsection (b) above) of the Aggregate Target Receivables Amount, the Aggregate Allocated Receivables Amount, the Series 2000-1 Required Subordinated Amount and all other amounts from which each such amount is directly or indirectly derived shall exclude in each case the Receivables originated by such terminated Seller.

         SECTION 11.16. Third-Party Beneficiaries. The Insurer shall be a third-party beneficiary of this Supplement entitled to enforce the provisions hereof as if party hereto.

         SECTION 11.17. Subordination Agreement.

         (a) Irrespective of the time, order or method of payment and irrespective of anything else contained in this or any other document or agreement other than in this Section 11.17, so long as any VFC Certificate remains outstanding, the Company agrees that any and all rights of the Company of any kind in the Trust Assets (other than any rights of the Company in the Trust Assets with respect to the Exchangeable Company Interest), including without limitation any right to receive any distribution pursuant to the terms of this Supplement (other than any right of the Company to receive any distribution with respect to the Exchangeable Company Interest) (collectively, the "Junior Claims"), are and shall be expressly subordinate and junior in right and time of payment to the interests of the VFC Certificateholders and the holder of the Exchangeable Company Interest in the Trust Assets (any such holder of an Exchangeable Company Interest, but only to the extent of such holder's Exchangeable Company Interest, an "ECI Holder"), including but not limited to the right of the VFC Certificateholders and the ECI Holders to receive distributions pursuant to the terms of this Supplement and all other Indebtedness, obligations and liabilities of the Company to any VFC Certificateholder and any ECI Holder, whether now existing or hereafter incurred or created, under or with respect to the VFC

     Certificates and the Exchangeable Company Interest (all of the foregoing, collectively, the "Senior Claims"). Each holder of any Junior Claim (or any instrument evidencing the same) (each such holder, but only to the extent of its interest in any Junior Claim, a "Junior Claimant") by acceptance thereof waives any and all notice of the creation or accrual of any such Senior Claim and notice of proof of reliance upon these subordination provisions by any holder of any Senior Claim. Any such Senior Claim shall conclusively be deemed to have been created, contracted or incurred in reliance upon these subordination provisions and all dealings between the Company and any holders of any such Senior Claims (including the Company as an ECI Holder) so arising shall be deemed to have been consummated in reliance upon these subordination provisions. The provisions of this Section 11.17 are and are intended to be solely for the purpose of defining the relative rights of the Junior Claimants, on the one hand, and the holders of any Senior Claims, on the other hand.

         (b) In the event of any Insolvency Event:

          (i) All Senior Claims shall first be Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, before any payment or distribution, whether in cash, securities or other property, shall be made to any Junior Claimant on account of such Junior Claim.

          (ii) Any payment or distribution of any kind or character, whether in cash, securities or other property that would otherwise (but for these subordination provisions) be payable or deliverable with respect to any Junior Claim shall be paid or delivered directly to the holders of Senior Claims (or to a banking institution selected by the court or other Person making the payment or delivery or designated by any holder of any Senior Claim) for application in payment of the Senior Claims in accordance with the priorities then existing among such holders until all Senior Claims shall have been Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims.

As used in this Section 11.17, the term "Indefeasibly Paid" means, with respect to the making of any payment on or with respect to any Senior Claim, a payment of such Senior Claim in full that is not subject to avoidance under Section 547 of the Bankruptcy Code.

         (c) Turnover of Improper Payments. If any payment or distribution of any character or any security, whether in cash, securities or other property shall be received by any Junior Claimant in contravention of any of the terms hereof and before all the Senior Claims shall have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Claims at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Claims remaining unpaid, to the extent necessary to pay all such Senior Claims in full. In the event of the failure of any Junior Claimant to endorse or assign any such payment, distribution or security, the Agent is hereby irrevocably authorized to endorse or assign the same.

         (d) No Prejudice or Impairment. The rights under these subordination provisions of the holders of any Senior Claims as against any Junior Claimant shall, to the fullest extent permitted by applicable law, remain in full force and effect without regard to, and shall not be impaired or affected by (i) any act or failure to act on the part of the Company; or (ii) any extension or indulgence with respect to any payment or prepayment of any Senior Claim or any part thereof or with respect to any other amount payable to any holder of any Senior Claim; or (iii) any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action with respect to, any of the terms of any Senior Claim, the Agreement, this Supplement or any other agreement that may be made relating to any Senior Claim; or (iv) any exercise or non-exercise by the holder of any Senior Claim of any right, power, privilege or remedy under or with respect to such Senior Claim, the Agreement, this Supplement or any waiver of any such right, power, privilege or remedy or of any default with respect to such Senior Claim, the Agreement or this Supplement, or any receipt by the holder of any Senior Claim of any security, or any failure by such holders to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Claim; or (v) any merger or consolidation of the Company or any of its Subsidiaries into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Company or any of its Subsidiaries to any other Person; or (vi) absence of any notice to, or knowledge by, any Junior Claimant of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (i) through (v); or (vii) any other circumstance. The terms and conditions of this Section 11.17 shall not be modified or amended without the express written consent of the Certificateholders of at least 50% of the Invested Amount of each Outstanding Series of VFC Certificates and, if any such amendment would adversely affect the interests of an ECI Holder, without the written consent of the ECI Holder or Holders.

         (e) The obligations of the Junior Claimants under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment with respect to any Senior Claim, or any other payment to any holder of any Senior Claim in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Claim upon the occurrence of any Insolvency Event, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payment had not been made.

         (f) No Junior Claimant shall have any subrogation or other rights as the holder of a Senior Claim, and each Junior Claimant hereby waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Senior Claim, until such time as all the Senior Claims shall be Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims and all of the obligations of the Company under the Senior Claims, the Agreement and this Supplement shall have been duly performed. From and after the time at which all Senior Claims have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, the Junior Claimants shall be subrogated to all rights of any holders of Senior Claims to receive any further payments or distributions applicable to the Senior Claims until the Junior Claims shall have been paid in full or such payment shall have been provided for in a manner satisfactory to the majority in amount of the Junior Claimants, and for the purposes of such subrogation, no payment or distribution received by the holders of Senior Claims of cash, securities or other property to which the Junior Claimants would have been entitled except for these subordination provisions shall, as between the Company and its creditors other than the holders of Senior Claims, on the one hand, and the Junior Claimants, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Claims.

         (g) Each Certificate or other instrumentality evidencing any Junior Claim shall contain the following legend conspicuously noted on the face thereof: "THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN SECTION 11.17 OF THE SERIES 2000-1 SUPPLEMENT AMONG INGRAM FUNDING INC., INGRAM MICRO INC., AS MASTER SERVICER, REDWOOD RECEIVABLES CORPORATION, THE LIQUIDITY BANKS PARTY THERETO, GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AND THE CHASE MANHATTAN BANK, AS TRUSTEE, DATED AS OF MARCH 8, 2000" and shall specifically state that a copy of these subordination provisions (to the extent not expressly stated in such instrument) is on file with the Company and is available for inspection at the Company's offices.

         SECTION 11.18. Information With Respect to the Receivables.

         (a) The Master Servicer agrees, on behalf of each Seller, with respect to the Receivables and any other similar receivables originated by such Seller that it will, after the Effective Date upon the written request of the Agent, which request, in the absence of the occurrence and continuance of an Early Amortization Event, shall not be delivered more often than annually and shall be solely at the expense and cost (including the costs of the Master Servicer and Seller's employees in complying with such request) of the party or parties making such request, deliver or transmit or cause to be delivered or transmitted to the Company a computer tape, diskette or data transmission containing at least the information specified in Section 2.01(e) of the Agreement as to all such Receivables, as of a date no later than the Cut-Off Date or Subsequent Cut-Off Date, as applicable.

         (b) The Company agrees, after the Effective Date upon the request of the Agent, which request, in the absence of the occurrence and continuance of an Early Amortization Event, shall not be delivered more often than annually and shall be solely at the expense and cost (including costs of the Company's employees in complying with such request) of the party or parties on whose behalf the Agent makes such request, to deliver or transmit or cause to be delivered or transmitted to the Trustee computer tapes, diskettes or data transmission containing a true and complete list of all Receivables, transferred to the Trust specifying for each Receivable, as of the Cut-Off Date or any Subsequent Cut-Off Date as applicable, at least (i) the name of the Obligor and
(ii) the aggregate Principal Amount of the Receivables, owing by such Obligor.

                                   ARTICLE XII
                               Final Distributions

         SECTION 12.01. Certain Distributions.

         (a) Not later than 2:00 p.m., New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to Section 7.02(b) of the Agreement are deposited into the Series 2000-1 Non-Principal Collection Sub-subaccount and the Series 2000-1 Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

         (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section 12.01 shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the VFC Certificates.

         IN WITNESS WHEREOF, the Company, the Master Servicer, the Trustee, the Agent and the Initial Purchaser have caused this Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                         INGRAM FUNDING INC.


                                         By: /s/ P. Kurt Preising
                                            -------------------------------
                                            Title: Attorney-in-Fact


                                         INGRAM MICRO INC., as Master Servicer


                                         By: /s/ P. Kurt Preising
                                            --------------------------------
                                            Title: Senior Director & Worldwide
                                                   Assistant Treasurer


                                         THE CHASE MANHATTAN  BANK, not in its
                                           individual capacity but solely as
                                           Trustee


                                         By: /s/ Melissa J. Adelson
                                            -------------------------------
                                            Title: Vice President


                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Agent


                                         By: /s/ Denis M. Creeden
                                            -------------------------------
                                            Title: Duly Authorized Signatory


                                Signature Page 1
                                       to
                            Series 2000-1 Supplement

                                         REDWOOD RECEIVABLES CORPORATION,
                                           as an Initial Purchaser


                                         By:  /s/ Joseph Wiles
                                            -------------------------------
                                            Title: Assistant Secretary


                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as sole Liquidity Bank


                                         By:  /s/ Denis M. Creeden
                                            -------------------------------
                                            Title: Duly Authorized Signatory


                                Signature Page 2
                                       to
                            Series 2000-1 Supplement

                                    EXHIBIT A
                                       TO
                            SERIES 2000-1 SUPPLEMENT


                     FORM OF VFC CERTIFICATE, SERIES 2000-1


REGISTERED                                                    UP TO $.00 SERIES
NO. VFC-[ ]                                    2000-1 PURCHASER INVESTED AMOUNT*
                                       (OF UP TO $ 700,000,000.00 SERIES 2000-1
                                              PURCHASER INVESTED AMOUNT ISSUED)

        *THE SERIES 2000-1 PURCHASER INVESTED AMOUNT OF THIS VFC CERTIFICATE IS SUBJECT TO CHANGE AS DESCRIBED HEREIN.

        THIS VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS VFC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

        THIS VFC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AGREEMENT AND SUPPLEMENT REFERRED TO HEREIN.

        This VFC Certificate evidences a fractional undivided interest in the assets of the

                            INGRAM MICRO MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by Ingram Funding Inc., a Delaware corporation, which in turn transferred and assigned such receivables to the Ingram Micro Master Trust.

                 (Not an interest in or recourse obligation of
                     Ingram Micro Inc., Ingram Funding Inc.
                     or any of their respective Affiliates)

                               This certifies that

                           [NAME OF CERTIFICATEHOLDER]

(the "VFC Certificateholder") is the registered owner of a fractional undivided interest in the assets of Ingram Micro Master Trust (the "Trust") originally created pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1993 (as amended and restated on March 8, 2000, and as the same may from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among Ingram Funding Inc., a Delaware corporation (the "Company"), Ingram Micro Inc., a Delaware corporation, as Master Servicer (the "Master Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 2000-1 Supplement, dated as of March 8, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling Agreement, the "Agreement"), by and among the Company, the Master Servicer, the Trustee, General Electric Capital Corporation, as agent (the "Agent"), Redwood Receivables Corporation, as initial purchaser (the "Initial Purchaser"), the several financial institutions party thereto, as liquidity banks (the "Liquidity Banks") and the Trustee. The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this VFC Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by a holder hereof by writing to the Trustee at The Chase Manhattan Bank, [450 W. 33rd Street, 14th Floor, New York, New York 10001, Attention of Structured Finance Services]. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

        This VFC Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the VFC Certificateholder, by virtue of the acceptance hereof, assents and is bound.

        The Master Servicer, the Company, each VFC Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only, that the VFC Certificates be evidence of indebtedness of the Company secured by the Trust Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The VFC Certificateholder, by the acceptance hereof, agrees to treat the VFC Certificates for federal, state and local income and franchise tax purposes as indebtedness of the Company.

        This VFC Certificate is the Investor Certificate entitled "Ingram Micro Trust, VFC Certificate, Series 2000-1" (the "VFC Certificate") representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 2000-1 Collection Subaccount and any subaccounts thereof (collectively, the "VFC Certificateholder's Interest"). Concurrent with the issuance of the VFC Certificate, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 2000-1 Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the VFC Certificateholder (the "Series 2000-1 Subordinated Interest"). The Trust Assets are allocated in part to the VFC Certificateholder and the holders of the Series 2000-1 Subordinated Interest with the remainder allocated to the Investor Certificateholders and the holders of the Subordinated Company Interests of other Series, if any, and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on March 8, 2000. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates and the Subordinated Company Interests of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Agreement.

        Distributions with respect to this VFC Certificate shall be paid by the Trustee in immediately available funds to the VFC Certificateholder at the office of the Trustee set forth in the Agreement. Final payment of this VFC Certificate shall be made only upon presentation and surrender of this VFC Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the VFC Certificateholder in accordance with the Agreement.

        This VFC Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

        The transfer of this VFC Certificate shall be registered in the Certificate Register upon surrender of this VFC Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee, the Transfer Agent and Registrar, the Company and the Master Servicer, duly executed by the VFC Certificateholder or the VFC Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new VFC Certificates of authorized denominations and of like aggregate Investor Certificateholders' Interests will be issued to the designated transferee or transferees. In addition, the Trustee shall maintain at one of its offices in the City of New York the Certificate Register for the recordation of the names and addresses of the Purchasers, and the Commitment of, and the principal amount of VFC Certificates issued to, each Purchaser.

        The Company, the Trustee, the Master Servicer, the Transfer Agent and Registrar, the Agent and any agent of any of them, may treat the person whose name is recorded in the Certificate Register as a Purchaser for all purposes of the Supplement, notwithstanding notice to the contrary (other than notice in connection with an assignment effected or to be effected in accordance with
Section 11.10 of the Supplement).

        It is expressly understood and agreed by the Company and the VFC Certificateholder that (i) the Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

        The holder of this VFC Certificate is authorized to record the date and amount of each increase and decrease in the Series 2000-1 Purchaser Invested Amount with respect to such holder on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, absent manifest error, provided that the failure of the holder of this VFC Certificate to make such recordation (or any error in such recordation) shall not affect the obligations of the Company, the holder of the Series 2000-1 Subordinated Interest, the Master Servicer or the Trustee under the Agreement.

        This VFC Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

        By acceptance of this VFC Certificate, the VFC Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of
(i) the last day of the Series 2000-1 Amortization Period (determined pursuant to clause (i) of the definition thereof) and (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this VFC Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

        IN WITNESS WHEREOF, the Company has caused this VFC Certificate to be duly executed.

Dated: _____________, 2000

                                            INGRAM FUNDING INC.,
                                            as authorized pursuant to Section
                                            5.01 of the Pooling Agreement,

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the VFC Certificates described in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK, not in
                                            its individual capacity but solely
                                            as Trustee,

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      Schedule 1
                                                              to VFC Certificate


-------------------------------------------------------------------------------
                Increase           Decrease
                in Series          in Series
                 2000-1             2000-1        Series 2000-1
                Purchaser          Purchaser        Purchaser
                Invested           Invested          Invested          Notation
      Date       Amount             Amount            Amount           Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT B
                                       TO
                            SERIES 2000-1 SUPPLEMENT


                     FORM OF COMMITMENT TRANSFER SUPPLEMENT


        COMMITMENT TRANSFER SUPPLEMENT, dated as of _____________, 20__, among __________ (the "Transferor"), each purchaser listed as an Acquiring Purchaser on the signature pages hereof (each, an "Acquiring Purchaser"), GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the Purchasers (in such capacity, the "Agent") and THE CHASE MANHATTAN BANK, as Trustee under the Supplement described below (the "Trustee").

                             W I T N E S S E T H :

        WHEREAS this Commitment Transfer Supplement is being executed and delivered in accordance with Section 11.10 of the Series 2000-1 Supplement, dated as of March 8, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Supplement"), among the Company, the Master Servicer, the Transferor, the other Purchasers from time to time parties thereto, the Agent, the financial institutions party thereto from time to time, as liquidity banks (the "Liquidity Banks") and the Trustee, to the Ingram Funding Master Trust Amended and Restated Pooling Agreement, dated as of March 8, 2000 among the Company, the Master Servicer and the Trustee (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Pooling Agreement"; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Supplement or the Pooling Agreement);

        WHEREAS each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement) wishes to become a Purchaser party to the Supplement; and

        WHEREAS the Transferor is selling and assigning to each Acquiring Purchaser, rights, obligations and commitments under the Supplement.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Upon the execution and delivery of this Commitment Transfer Supplement by each Acquiring Purchaser, the Transferor, the Agent and the Trustee (the "Transfer Issuance Date"), each Acquiring Purchaser shall be a Purchaser party to the Supplement for all purposes thereof.

          2. This Commitment Transfer Supplement is being delivered to the Trustee together with (i) if the Acquiring Purchaser is organized under the laws of a jurisdiction outside the United States, the forms specified in
     Section 7.03(b) of the Supplement, duly
     completed and executed by such Acquiring Purchaser, (ii) if the Acquiring Purchaser is not already a Purchaser under the Supplement, an Administrative Questionnaire in the form of Exhibit C to the Supplement and
     (iii) a processing and recordation fee of $3,500.

          3. The Transferor acknowledges receipt from each Acquiring Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Purchaser (the "Purchase Price"), of the portion being purchased by such Acquiring Purchaser (such Acquiring Purchaser's "Purchased Percentage") of the undivided interest in the VFC Certificate owned by, and other amounts owing to, the Transferor under the Supplement. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser, without recourse, representation or warranty (except as set forth in paragraph 8(i) below), and each Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Purchaser's Purchased Percentage of the Commitment of the Transferor to increase its Series 2000-1 Purchaser Invested Amount under, and the portion of the undivided interest in, the VFC Certificate owned by, and other amounts owing to, the Transferor, in each case under the Supplement together with all instruments, documents and collateral security pertaining thereto.

          4. The Transferor has made arrangements with each Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor pursuant to the Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor of Commitment Fees or Series 2000-1 Monthly Interest received by such Acquiring Purchaser pursuant to the Supplement from and after the Transfer Issuance Date.

          5. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring Purchasers, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

          6. Prior to or concurrently with the execution and delivery hereof, the Agent will, at the expense of the Transferor, provide to each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement) photocopies of all documents delivered to the Agent on the Issuance Date in satisfaction of the conditions precedent set forth in the Supplement.

          7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

          8. By executing and delivering this Commitment Transfer Supplement, the Transferor and each Acquiring Purchaser confirm to and agree with each other and the Purchasers as follows: (i) the Transferor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitment, and the outstanding balance of its VFC Certificate, in each case without giving effect to assignments thereof which have not become effective, are [ ] and [ ], respectively; (ii) except as set forth in clause (i) above, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Supplement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Seller, the Master Servicer, the Servicer or the Company or the performance or observance by the Seller, the Master Servicer, the Servicer or the Company of any of their respective obligations under the Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (iii) the Acquiring Purchaser represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (iv) the Acquiring Purchaser confirms that it has received a copy of the Supplement, the other Transaction Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (v) the Acquiring Purchaser will independently and without reliance upon the Trustee, the assigning Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Supplement or any other Transaction Document; (vi) the Acquiring Purchaser appoints and authorizes the Agent and the Trustee to take such action as agent on its behalf and to exercise such powers under the Supplement as are delegated to the Agent and the Trustee, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) the Acquiring Purchaser agrees that it will perform in accordance with their terms all the obligations which by the terms of the Supplement are required to be performed by it as a Purchaser.

          9. The Acquiring Purchaser confirms that, by executing and delivering this Commitment Transfer Supplement, it shall be deemed to have made the representations and warranties in Section 8.05 of the Supplement.

          10. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring Purchaser as well as administrative information with respect to each Acquiring Purchaser.

          11. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

        IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

                                            [NAME OF SELLING PURCHASER], as
                                            Transferor,


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            [NAME OF PURCHASING PURCHASER], as
                                            Acquiring Purchaser,


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                            THE CHASE MANHATTAN BANK, as
                                            Trustee



                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                   SCHEDULE I
                                       TO
                         COMMITMENT TRANSFER SUPPLEMENT


                          LIST OF ADDRESSES FOR NOTICES
                          AND OF COMMITMENT PERCENTAGES


                      THE CHASE MANHATTAN BANK, as Trustee
     Address:          [450 West 33rd Street, 14th Floor
                       New York, New York 10001]
                       Attention:  _____________
                       Telephone:  (212) ________
                       Telecopy:   (212) ________

                       GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
     Address:          201 High Ridge Road
                       Stamford, CT 06927
                       Attention:  _____________
                       Telephone:  (203) ________
                       Telecopy:   (203) ________


[TRANSFEROR]

     Address:
                       Prior Commitment Percentage:

                       Revised Commitment Percentage:

[ACQUIRING PURCHASER]

     Address:
                       [Prior] Commitment Percentage:

                       [Revised Commitment Percentage:]

                                    EXHIBIT C
                           TO SERIES 2000-1 SUPPLEMENT

                                     FORM OF

                          ADMINISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via Telecopy to the attention of [ ] at [ ] as soon as possible, at Telecopy No.
(   )[        ].
--------------------------------------------------------------------------------

PURCHASER LEGAL NAME TO APPEAR IN DOCUMENTATION:
--------------------------------------------------------------------------------

GENERAL INFORMATION:

Institution Name:_______________________________________________________________

Street Address:_________________________________________________________________

City, State, Zip Code:__________________________________________________________

POST-CLOSING, ONGOING CREDIT CONTRACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:________________________________________________________________

Street Address:_________________________________________________________________

City, State, Zip Code:__________________________________________________________

Phone Number:___________________________________________________________________

Telecopy Number:________________________________________________________________

Backup Contact:_________________________________________________________________

Street Address:_________________________________________________________________

City, State, Zip Code:__________________________________________________________

Phone Number:___________________________________________________________________

Telecopy Number:________________________________________________________________

TAX WITHHOLDING:

     Nonresident Alien              ________Y*                ________N
     * Form 4224 Enclosed
     Tax ID Number ______________________________________

POST-CLOSING, ONGOING ADMINISTRATIVE CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - PAYMENTS, FEES, ETC.

Contact:________________________________________________________________________

Street Address:_________________________________________________________________

City, State, Zip Code:__________________________________________________________

Phone Number:___________________________________________________________________

Telecopy Number:________________________________________________________________

PAYMENT INSTRUCTIONS:

Name of Bank to which funds are to be transferred:

________________________________________________________________________________

Routing Transit/ABA number of Bank to which funds are to be transferred:

________________________________________________________________________________

Name of Account, if applicable:

________________________________________________________________________________

Account Number: ________________________________________________________________

Additional information: ________________________________________________________

________________________________________________________________________________

It is very important that all the above information be accurately completed and that this questionnaire be returned to the person specified in the introductory paragraph of this questionnaire as soon as possible. If there is someone other than yourself who should receive this questionnaire, please notify us of that person's name and telecopy number and we will telecopy a copy of the questionnaire. If you have any questions about this form, please call [ ] at ( )[ ].

                                    EXHIBIT D
                                       TO
                            SERIES 2000-1 SUPPLEMENT


                              FORM OF DAILY REPORT


                                    Attached.

                           INGRAM FUNDING MASTER TRUST


---------------------------------------------------------------------------------------------------------------------
                                         Company Interest    Series 1993-2      Series 1994-2      Series 1994-3
                                        -----------------------------------------------------------------------------
                                        Investor Interest   Investor Interest  Investor Interest  Investor Interest
---------------------------------------------------------------------------------------------------------------------
POOL ACTIVITY

Beginning Receivables Balance
Plus: Gross Credit Sales
Plus: Inter-Co. Sales
Less: Inter-Co. Collections
Less: Collections
Less: Net Write-Offs
Less: Total Dilution Adjustments
Plus/Less: A/R Adjustments
Less: Repurchased Receivables

Ending Receivables Balance

Less: Defaulted Receivables
Less: Total Ineligible Receivables

Total Eligible Receivables

Less: Overconcentration Amount

Aggregate Receivables Amount

Invested Amount                                                  #N/A               #N/A               #N/A
Adjusted Invested Amount                                         #N/A               #N/A               #N/A
Required Subordinated Amount                                     #N/A               #N/A               #N/A
Target Receivables Amount                                        #N/A               #N/A               #N/A
Allocated Receivables Amount                   #N/A              #N/A               #N/A               #N/A
Collateral Compliance                                            #N/A               #N/A               #N/A

Ending Invested %                              #N/A              #N/A               #N/A               #N/A
---------------------------------------------------------------------------------------------------------------------
DAILY ALLOCATION OF COLLECTIONS
A) Amt. Transferred to Collection Account
   (Aggregate Daily Collections)
B) Transfer to Series '93,'94,'94,'00
   Collection Subaccounts (from A)                               #N/A               #N/A               #N/A
C) Transfer to Company Collection
   Subaccount (from A)                         #N/A
D) Transfer to Series Non-Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
E) Transfer to Series Accrued
   Interest Sub-subaccount (from D)                              #N/A               #N/A               #N/A
F) Transfer to Series Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
G) Amount to hold in Principal
   Collection Sub-subaccount (from B)                            #N/A               #N/A               #N/A
H) Transfer to Company
   Collection Subaccount (from B)                                #N/A               #N/A               #N/A
I) Transfer to Company Collection
   Subaccount (from F)                                -
Wire to Series 1993-2 (Interest due
3/15, 6/15, 9/15 and 12/15)                                             -
                                                                      ---
Wire to Series 1994-2 (Interest due
3/15, 6/15, 9/15 and 12/15)                                                                -
                                                                                         ---
Wire to Series 1994-3 (Interest due
3/15, 6/15, 9/15 and 12/15)                                                                                   -
                                                                                                            ---
Wire to Series 2000-1 (Interest due
5th - Program Costs Daily)

J) Total Transfer to Company Collection
Subaccount (Wire to Company)                   #N/A              #N/A               #N/A               #N/A
                                              -----------------------------------------------------------------------
TOTAL HELD AT TRUST                                              #N/A               #N/A               #N/A
---------------------------------------------------------------------------------------------------------------------



                                            REPORT DATE
                                             6-Mar-00          ACTIVITY DATE
----------------------------------------------------------------------------
                                           Series 2000-1
                                        -------------------         Pool
                                          Investor Interest        Balance
----------------------------------------------------------------------------
POOL ACTIVITY

Beginning Receivables Balance                                       #N/A
Plus: Gross Credit Sales                                            #N/A
Plus: Inter-Co. Sales                                               #N/A
Less: Inter-Co. Collections                                         #N/A
Less: Collections                                                   #N/A
Less: Net Write-Offs                                                #N/A
Less: Total Dilution Adjustments                                    #N/A
Plus/Less: A/R Adjustments                                          #N/A
Less: Repurchased Receivables                                       #N/A
                                                                -----------
Ending Receivables Balance                                          #N/A
                                                                    #N/A
Less: Defaulted Receivables                                         #N/A
Less: Total Ineligible Receivables                                  #N/A
                                                                -----------
Total Eligible Receivables                                          #N/A

Less: Overconcentration Amount                                      #N/A
                                                                -----------
Aggregate Receivables Amount                                        #N/A
                                                                    #N/A
Invested Amount                                #N/A
Adjusted Invested Amount                       #N/A
Required Subordinated Amount                   #N/A
Target Receivables Amount                      #N/A
Allocated Receivables Amount                   #N/A                 #N/A
Collateral Compliance                          #N/A

Ending Invested %                              #N/A                 #N/A
----------------------------------------------------------------------------
DAILY ALLOCATION OF COLLECTIONS
A) Amt. Transferred to Collection Account
   (Aggregate Daily Collections)                                    #N/A
B) Transfer to Series '93,'94,'94,'00
   Collection Subaccounts (from A)             #N/A
C) Transfer to Company Collection
   Subaccount (from A)
D) Transfer to Series Non-Principal
   Collection Sub-subaccount (from B)          #N/A
E) Transfer to Series Accrued
   Interest Sub-subaccount (from D)            #N/A
F) Transfer to Series Principal
   Collection Sub-subaccount (from B)          #N/A
G) Amount to hold in Principal
   Collection Sub-subaccount (from B)          #N/A
H) Transfer to Company
   Collection Subaccount (from B)              #N/A
I) Transfer to Company Collection
   Subaccount (from F)
Wire to Series 1993-2 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 1994-2 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 1994-3 (Interest due
3/15, 6/15, 9/15 and 12/15)

Wire to Series 2000-1 (Interest due
5th - Program Costs Daily)                            -
                                                    ---
J) Total Transfer to Company Collection
Subaccount (Wire to Company)                   #N/A                 #N/A
                                       -------------------------------------
Total Held at Trust                            #N/A                 #N/A
----------------------------------------------------------------------------
                                                                    #N/A

The undersigned, an Officer of Ingram Micro, as Master Servicer, certifies that the information set forth above is true and correct and it has performed in all material respects all of its obligations as Servicer under the Pooling and Servicing Agreements required to be performed as of the date hereof.

Signature:                 Name:                    Title:                 Date:
--------------------------------------------------------------------------------

                                    EXHIBIT E
                                       TO
                            SERIES 2000-1 SUPPLEMENT


                        FORM OF MONTHLY SETTLEMENT REPORT

                                    Attached.

                           INGRAM FUNDING MASTER TRUST



Beginning Date  1-Apr-00                   Apr-00
Ending Date     1-May-00


                                                  (Non-Inter-Co.)
                              Beginning Gross     Gross Credit     Inter-Co.    Inter-Co.    (Non-Inter-Co.)
                             Receivable Balance       Sales          Sales     Collections     Collections    Net Write-Offs
                            ==================================================================================================
Saturday         1-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday           2-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday           3-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday          4-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday        5-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday         6-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday           7-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday         8-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday           9-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          10-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         11-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       12-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        13-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          14-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        15-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          16-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          17-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         18-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       19-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        20-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          21-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        22-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          23-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday          24-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday         25-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday       26-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday        27-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Friday          28-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Saturday        29-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Sunday          30-Apr-00          0.00                0.00          0.00         0.00             0.00             0.00
Monday           1-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Tuesday          2-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Wednesday        3-May-00          0.00                0.00          0.00         0.00             0.00             0.00
Thursday         4-May-00          0.00                0.00          0.00         0.00             0.00             0.00
                                  =====
           Totals :                                    0.00          0.00         0.00             0.00             0.00



                                Dilutative Items
                              ----------------------
                              Defective      Non-
                               Product    Resellable
                            ========================
Saturday         1-Apr-00       0.00         0.00
Sunday           2-Apr-00       0.00         0.00
Monday           3-Apr-00       0.00         0.00
Tuesday          4-Apr-00       0.00         0.00
Wednesday        5-Apr-00       0.00         0.00
Thursday         6-Apr-00       0.00         0.00
Friday           7-Apr-00       0.00         0.00
Saturday         8-Apr-00       0.00         0.00
Sunday           9-Apr-00       0.00         0.00
Monday          10-Apr-00       0.00         0.00
Tuesday         11-Apr-00       0.00         0.00
Wednesday       12-Apr-00       0.00         0.00
Thursday        13-Apr-00       0.00         0.00
Friday          14-Apr-00       0.00         0.00
Saturday        15-Apr-00       0.00         0.00
Sunday          16-Apr-00       0.00         0.00
Monday          17-Apr-00       0.00         0.00
Tuesday         18-Apr-00       0.00         0.00
Wednesday       19-Apr-00       0.00         0.00
Thursday        20-Apr-00       0.00         0.00
Friday          21-Apr-00       0.00         0.00
Saturday        22-Apr-00       0.00         0.00
Sunday          23-Apr-00       0.00         0.00
Monday          24-Apr-00       0.00         0.00
Tuesday         25-Apr-00       0.00         0.00
Wednesday       26-Apr-00       0.00         0.00
Thursday        27-Apr-00       0.00         0.00
Friday          28-Apr-00       0.00         0.00
Saturday        29-Apr-00       0.00         0.00
Sunday          30-Apr-00       0.00         0.00
Monday           1-May-00       0.00         0.00
Tuesday          2-May-00       0.00         0.00
Wednesday        3-May-00       0.00         0.00
Thursday         4-May-00       0.00         0.00

           Totals :             0.00         0.00

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date  1-Apr-00
Ending Date     1-May-00

                          Dilutative Items
                          ------------------------------------------------------------------     Total
                                 Stock         A/P        Wrong      Daily Credits    Other    Dilutative       A/R
                               Balancing   Adjustments   Shipment    In Other A/R   Dilutive  Adjustments   Adjustments
                          ==============================================================================================
Saturday         1-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday           2-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday           3-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday          4-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday        5-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday         6-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday           7-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday         8-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday           9-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          10-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         11-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       12-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        13-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          14-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        15-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          16-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          17-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         18-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       19-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        20-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          21-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        22-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          23-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday          24-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday         25-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday       26-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday        27-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Friday          28-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Saturday        29-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Sunday          30-Apr-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Monday           1-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tuesday          2-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Wednesday        3-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
Thursday         4-May-00        0.00         0.00         0.00         0.00         0.00         0.00         0.00
                                                                                                 =====

           Totals :              0.00         0.00         0.00                      0.00         0.00         0.00



                                           Ending
                            Repurchased  Receivables
                            Receivables    Balance
                          ===========================
Saturday         1-Apr-00     0.00            0.00
Sunday           2-Apr-00     0.00            0.00
Monday           3-Apr-00     0.00            0.00
Tuesday          4-Apr-00     0.00            0.00
Wednesday        5-Apr-00     0.00            0.00
Thursday         6-Apr-00     0.00            0.00
Friday           7-Apr-00     0.00            0.00
Saturday         8-Apr-00     0.00            0.00
Sunday           9-Apr-00     0.00            0.00
Monday          10-Apr-00     0.00            0.00
Tuesday         11-Apr-00     0.00            0.00
Wednesday       12-Apr-00     0.00            0.00
Thursday        13-Apr-00     0.00            0.00
Friday          14-Apr-00     0.00            0.00
Saturday        15-Apr-00     0.00            0.00
Sunday          16-Apr-00     0.00            0.00
Monday          17-Apr-00     0.00            0.00
Tuesday         18-Apr-00     0.00            0.00
Wednesday       19-Apr-00     0.00            0.00
Thursday        20-Apr-00     0.00            0.00
Friday          21-Apr-00     0.00            0.00
Saturday        22-Apr-00     0.00            0.00
Sunday          23-Apr-00     0.00            0.00
Monday          24-Apr-00     0.00            0.00
Tuesday         25-Apr-00     0.00            0.00
Wednesday       26-Apr-00     0.00            0.00
Thursday        27-Apr-00     0.00            0.00
Friday          28-Apr-00     0.00            0.00
Saturday        29-Apr-00     0.00            0.00
Sunday          30-Apr-00     0.00            0.00
Monday           1-May-00     0.00            0.00
Tuesday          2-May-00     0.00            0.00
Wednesday        3-May-00     0.00            0.00
Thursday         4-May-00     0.00            0.00
                                             =====

           Totals :           0.00

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date             1-Apr-00
Ending Date                1-May-00


                                    DEFAULTED RECEIVABLES                                    INELIGIBLE RECEIVABLES
                             ------------------------------------------------------------------------------------------------
                              61-90 Days   91-120 Days  121+ Days  Credits Over 60  35% Cross Aged   Federal
                               Past Due     Past Due    Past Due      Past Due         >121 Days    Government Inter-Company
                             ------------------------------------------------------------------------------------------------
Saturday         1-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Sunday           2-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Monday           3-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Tuesday          4-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Wednesday        5-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Thursday         6-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Friday           7-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Saturday         8-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Sunday           9-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Monday          10-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Tuesday         11-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Wednesday       12-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Thursday        13-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Friday          14-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Saturday        15-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Sunday          16-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Monday          17-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Tuesday         18-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Wednesday       19-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Thursday        20-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Friday          21-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Saturday        22-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Sunday          23-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Monday          24-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Tuesday         25-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Wednesday       26-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Thursday        27-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Friday          28-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Saturday        29-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Sunday          30-Apr-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Monday           1-May-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Tuesday          2-May-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Wednesday        3-May-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00
Thursday         4-May-00        0.00         0.00         0.00           0.00             0.00       0.00           0.00

  Totals :


                                     INELIGIBLE RECEIVABLES
                             -------------------------------------
                                              Foreign     Contra
                             Select Source  Receivables  Balances
                             -------------------------------------
Saturday         1-Apr-00        0.00         0.00      0.00
Sunday           2-Apr-00        0.00         0.00      0.00
Monday           3-Apr-00        0.00         0.00      0.00
Tuesday          4-Apr-00        0.00         0.00      0.00
Wednesday        5-Apr-00        0.00         0.00      0.00
Thursday         6-Apr-00        0.00         0.00      0.00
Friday           7-Apr-00        0.00         0.00      0.00
Saturday         8-Apr-00        0.00         0.00      0.00
Sunday           9-Apr-00        0.00         0.00      0.00
Monday          10-Apr-00        0.00         0.00      0.00
Tuesday         11-Apr-00        0.00         0.00      0.00
Wednesday       12-Apr-00        0.00         0.00      0.00
Thursday        13-Apr-00        0.00         0.00      0.00
Friday          14-Apr-00        0.00         0.00      0.00
Saturday        15-Apr-00        0.00         0.00      0.00
Sunday          16-Apr-00        0.00         0.00      0.00
Monday          17-Apr-00        0.00         0.00      0.00
Tuesday         18-Apr-00        0.00         0.00      0.00
Wednesday       19-Apr-00        0.00         0.00      0.00
Thursday        20-Apr-00        0.00         0.00      0.00
Friday          21-Apr-00        0.00         0.00      0.00
Saturday        22-Apr-00        0.00         0.00      0.00
Sunday          23-Apr-00        0.00         0.00      0.00
Monday          24-Apr-00        0.00         0.00      0.00
Tuesday         25-Apr-00        0.00         0.00      0.00
Wednesday       26-Apr-00        0.00         0.00      0.00
Thursday        27-Apr-00        0.00         0.00      0.00
Friday          28-Apr-00        0.00         0.00      0.00
Saturday        29-Apr-00        0.00         0.00      0.00
Sunday          30-Apr-00        0.00         0.00      0.00
Monday           1-May-00        0.00         0.00      0.00
Tuesday          2-May-00        0.00         0.00      0.00
Wednesday        3-May-00        0.00         0.00      0.00
Thursday         4-May-00        0.00         0.00      0.00

  Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date 1-Apr-00
Ending Date    1-May-00


                                                               INELIGIBLE RECEIVABLES
                      -------------------------------------------------------------------------------------------------------------

                                   Non Qualifying   Customers with    Trade    Litigation &  Unaplied Cash      Accured
                      ChargeBacks   DIP Obligor    Terms > 90 Days  Discounts   Collection     Adjustment   Pricing Credits   Other
                      -------------------------------------------------------------------------------------------------------------
Saturday    1-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday      2-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday      3-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday     4-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday   5-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday    6-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday      7-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday    8-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday      9-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     10-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    11-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  12-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   13-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     14-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   15-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     16-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     17-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    18-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  19-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   20-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     21-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   22-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     23-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday     24-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday    25-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday  26-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday   27-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Friday     28-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Saturday   29-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Sunday     30-Apr-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Monday      1-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Tuesday     2-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Wednesday   3-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00
Thursday    4-May-00    0.00           0.00               0.00        0.00          0.00           0.00            0.00       0.00

   Totals :





                          Total        Total
                       Ineligible   Eligible
                       Receivables  Receivables
                     --------------------------
Saturday    1-Apr-00       0.00         0.00
Sunday      2-Apr-00       0.00         0.00
Monday      3-Apr-00       0.00         0.00
Tuesday     4-Apr-00       0.00         0.00
Wednesday   5-Apr-00       0.00         0.00
Thursday    6-Apr-00       0.00         0.00
Friday      7-Apr-00       0.00         0.00
Saturday    8-Apr-00       0.00         0.00
Sunday      9-Apr-00       0.00         0.00
Monday     10-Apr-00       0.00         0.00
Tuesday    11-Apr-00       0.00         0.00
Wednesday  12-Apr-00       0.00         0.00
Thursday   13-Apr-00       0.00         0.00
Friday     14-Apr-00       0.00         0.00
Saturday   15-Apr-00       0.00         0.00
Sunday     16-Apr-00       0.00         0.00
Monday     17-Apr-00       0.00         0.00
Tuesday    18-Apr-00       0.00         0.00
Wednesday  19-Apr-00       0.00         0.00
Thursday   20-Apr-00       0.00         0.00
Friday     21-Apr-00       0.00         0.00
Saturday   22-Apr-00       0.00         0.00
Sunday     23-Apr-00       0.00         0.00
Monday     24-Apr-00       0.00         0.00
Tuesday    25-Apr-00       0.00         0.00
Wednesday  26-Apr-00       0.00         0.00
Thursday   27-Apr-00       0.00         0.00
Friday     28-Apr-00       0.00         0.00
Saturday   29-Apr-00       0.00         0.00
Sunday     30-Apr-00       0.00         0.00
Monday      1-May-00       0.00         0.00
Tuesday     2-May-00       0.00         0.00
Wednesday   3-May-00       0.00         0.00
Thursday    4-May-00       0.00         0.00

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST


Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                 (EARLY) AMORTIZATION PERIOD ONLY
                                           ----------------------------------------------
                                                 Repurchase              Repurchase          Overconcentration      Aggregate
                       Overconcentration       Obligation for          Obligation for          plus Ineligible     Receivables
                            Amount         Defaulted Receivables   Ineligible Receivables       Receivables          Amount
                       ========================================================================================================
Saturday    1-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday      2-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday      3-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday     4-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday   5-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday    6-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday      7-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday    8-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday      9-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     10-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    11-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  12-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   13-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     14-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   15-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     16-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     17-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    18-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  19-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   20-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     21-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   22-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     23-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday     24-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday    25-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday  26-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday   27-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Friday     28-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Saturday   29-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Sunday     30-Apr-00         0.00                    0.00                    0.00                   0.00              0.00
Monday      1-May-00         0.00                    0.00                    0.00                   0.00              0.00
Tuesday     2-May-00         0.00                    0.00                    0.00                   0.00              0.00
Wednesday   3-May-00         0.00                    0.00                    0.00                   0.00              0.00
Thursday    4-May-00         0.00                    0.00                    0.00                   0.00              0.00

   Totals :

                                              ---------------
                                               Series 1993-2
                                              Invested Amount
                                              ===============
                            1-Apr-00                  -
                            2-Apr-00                  -
                            3-Apr-00                  -
                            4-Apr-00                  -
                            5-Apr-00                  -
                            6-Apr-00                  -
                            7-Apr-00                  -
                            8-Apr-00                  -
                            9-Apr-00                  -
                           10-Apr-00                  -
                           11-Apr-00                  -
                           12-Apr-00                  -
                           13-Apr-00                  -
                           14-Apr-00                  -
                           15-Apr-00                  -
                           16-Apr-00                  -
                           17-Apr-00                  -
                           18-Apr-00                  -
                           19-Apr-00                  -
                           20-Apr-00                  -
                           21-Apr-00                  -
                           22-Apr-00                  -
                           23-Apr-00                  -
                           24-Apr-00                  -
                           25-Apr-00                  -
                           26-Apr-00                  -
                           27-Apr-00                  -
                           28-Apr-00                  -
                           29-Apr-00                  -
                           30-Apr-00                  -
                            1-May-00                  -
                            2-May-00                  -
                            3-May-00                  -
                            4-May-00                  -

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST


Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                 SERIES 1993-2 MEDIUM TERM NOTES
                        -----------------------------------------------------------------------------
                           Principal        Cumulative     Adjusted       Required
                           Sub-Acct.         Principal     Invested     Subordinated     Required
                        Deposit Amount      Sub-Acct.       Amount         Amount         Reserve %
                        =============================================================================
Saturday    1-Apr-00          -                 -              -           #DIV/0!          0.00%
Sunday      2-Apr-00          -                 -              -           #DIV/0!          0.00%
Monday      3-Apr-00          -                 -              -           #DIV/0!          0.00%
Tuesday     4-Apr-00          -                 -              -           #DIV/0!          0.00%
Wednesday   5-Apr-00          -                 -              -           #DIV/0!          0.00%
Thursday    6-Apr-00          -                 -              -           #DIV/0!          0.00%
Friday      7-Apr-00          -                 -              -           #DIV/0!          0.00%
Saturday    8-Apr-00          -                 -              -           #DIV/0!          0.00%
Sunday      9-Apr-00          -                 -              -           #DIV/0!          0.00%
Monday     10-Apr-00          -                 -              -           #DIV/0!          0.00%
Tuesday    11-Apr-00          -                 -              -           #DIV/0!          0.00%
Wednesday  12-Apr-00          -                 -              -           #DIV/0!          0.00%
Thursday   13-Apr-00          -                 -              -           #DIV/0!          0.00%
Friday     14-Apr-00          -                 -              -           #DIV/0!          0.00%
Saturday   15-Apr-00          -                 -              -           #DIV/0!          0.00%
Sunday     16-Apr-00          -                 -              -           #DIV/0!          0.00%
Monday     17-Apr-00          -                 -              -           #DIV/0!          0.00%
Tuesday    18-Apr-00          -                 -              -           #DIV/0!          0.00%
Wednesday  19-Apr-00          -                 -              -           #DIV/0!          0.00%
Thursday   20-Apr-00          -                 -              -           #DIV/0!          0.00%
Friday     21-Apr-00          -                 -              -           #DIV/0!          0.00%
Saturday   22-Apr-00          -                 -              -           #DIV/0!          0.00%
Sunday     23-Apr-00          -                 -              -           #DIV/0!          0.00%
Monday     24-Apr-00          -                 -              -           #DIV/0!          0.00%
Tuesday    25-Apr-00          -                 -              -           #DIV/0!          0.00%
Wednesday  26-Apr-00          -                 -              -           #DIV/0!          0.00%
Thursday   27-Apr-00          -                 -              -           #DIV/0!          0.00%
Friday     28-Apr-00          -                 -              -           #DIV/0!          0.00%
Saturday   29-Apr-00          -                 -              -           #DIV/0!          0.00%
Sunday     30-Apr-00          -                 -              -           #DIV/0!          0.00%
Monday      1-May-00          -                 -              -           #DIV/0!          0.00%
Tuesday     2-May-00          -                 -              -           #DIV/0!          0.00%
Wednesday   3-May-00          -                 -              -           #DIV/0!          0.00%
Thursday    4-May-00          -                 -              -           #DIV/0!          0.00%

   Totals :

                          SERIES 1993-2 MEDIUM TERM NOTES
                          -------------------------------
                           Series 1993-2
                            Carrying Cost     Servicing
                              Reserve %       Reserve %
                          ===============================
Saturday    1-Apr-00            0.00%           0.00%
Sunday      2-Apr-00            0.00%           0.00%
Monday      3-Apr-00            0.00%           0.00%
Tuesday     4-Apr-00            0.00%           0.00%
Wednesday   5-Apr-00            0.00%           0.00%
Thursday    6-Apr-00            0.00%           0.00%
Friday      7-Apr-00            0.00%           0.00%
Saturday    8-Apr-00            0.00%           0.00%
Sunday      9-Apr-00            0.00%           0.00%
Monday     10-Apr-00            0.00%           0.00%
Tuesday    11-Apr-00            0.00%           0.00%
Wednesday  12-Apr-00            0.00%           0.00%
Thursday   13-Apr-00            0.00%           0.00%
Friday     14-Apr-00            0.00%           0.00%
Saturday   15-Apr-00            0.00%           0.00%
Sunday     16-Apr-00            0.00%           0.00%
Monday     17-Apr-00            0.00%           0.00%
Tuesday    18-Apr-00            0.00%           0.00%
Wednesday  19-Apr-00            0.00%           0.00%
Thursday   20-Apr-00            0.00%           0.00%
Friday     21-Apr-00            0.00%           0.00%
Saturday   22-Apr-00            0.00%           0.00%
Sunday     23-Apr-00            0.00%           0.00%
Monday     24-Apr-00            0.00%           0.00%
Tuesday    25-Apr-00            0.00%           0.00%
Wednesday  26-Apr-00            0.00%           0.00%
Thursday   27-Apr-00            0.00%           0.00%
Friday     28-Apr-00            0.00%           0.00%
Saturday   29-Apr-00            0.00%           0.00%
Sunday     30-Apr-00            0.00%           0.00%
Monday      1-May-00            0.00%           0.00%
Tuesday     2-May-00            0.00%           0.00%
Wednesday   3-May-00            0.00%           0.00%
Thursday    4-May-00            0.00%           0.00%

   Totals:


Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                                    SERIES 1994-2 MEDIUM TERM NOTES
                                    ---------------------------------------------------------------------------------------------
                                                         Principal       Cumulative     Adjusted      Required
                                     Series 1994-2       Sub-Acct.       Principal      Invested    Subordinated     Required
                                    Invested Amount    Deposit Amount     Sub-Acct.      Amount        Amount        Reserve %
                                    =============================================================================================
Saturday    1-Apr-00     1-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday      2-Apr-00     2-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday      3-Apr-00     3-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday     4-Apr-00     4-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday   5-Apr-00     5-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday    6-Apr-00     6-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday      7-Apr-00     7-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday    8-Apr-00     8-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday      9-Apr-00     9-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     10-Apr-00    10-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    11-Apr-00    11-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  12-Apr-00    12-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   13-Apr-00    13-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     14-Apr-00    14-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   15-Apr-00    15-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     16-Apr-00    16-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     17-Apr-00    17-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    18-Apr-00    18-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  19-Apr-00    19-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   20-Apr-00    20-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     21-Apr-00    21-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   22-Apr-00    22-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     23-Apr-00    23-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday     24-Apr-00    24-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday    25-Apr-00    25-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday  26-Apr-00    26-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Thursday   27-Apr-00    27-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Friday     28-Apr-00    28-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Saturday   29-Apr-00    29-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Sunday     30-Apr-00    30-Apr-00        -                    -               -              -         #DIV/0!         0.00%
Monday      1-May-00     1-May-00        -                    -               -              -         #DIV/0!         0.00%
Tuesday     2-May-00     2-May-00        -                    -               -              -         #DIV/0!         0.00%
Wednesday   3-May-00     3-May-00        -                    -               -              -         #DIV/0!         0.00%
Thursday    4-May-00     4-May-00        -                    -               -              -         #DIV/0!         0.00%

   Totals :



                                      -----------------------------------
                                           Series 1994-2
                                           Carrying Cost       Servicing
                                              Reserve %         Reserve %
                                      ===================================
Saturday    1-Apr-00      1-Apr-00               0.00%             0.00%
Sunday      2-Apr-00      2-Apr-00               0.00%             0.00%
Monday      3-Apr-00      3-Apr-00               0.00%             0.00%
Tuesday     4-Apr-00      4-Apr-00               0.00%             0.00%
Wednesday   5-Apr-00      5-Apr-00               0.00%             0.00%
Thursday    6-Apr-00      6-Apr-00               0.00%             0.00%
Friday      7-Apr-00      7-Apr-00               0.00%             0.00%
Saturday    8-Apr-00      8-Apr-00               0.00%             0.00%
Sunday      9-Apr-00      9-Apr-00               0.00%             0.00%
Monday     10-Apr-00     10-Apr-00               0.00%             0.00%
Tuesday    11-Apr-00     11-Apr-00               0.00%             0.00%
Wednesday  12-Apr-00     12-Apr-00               0.00%             0.00%
Thursday   13-Apr-00     13-Apr-00               0.00%             0.00%
Friday     14-Apr-00     14-Apr-00               0.00%             0.00%
Saturday   15-Apr-00     15-Apr-00               0.00%             0.00%
Sunday     16-Apr-00     16-Apr-00               0.00%             0.00%
Monday     17-Apr-00     17-Apr-00               0.00%             0.00%
Tuesday    18-Apr-00     18-Apr-00               0.00%             0.00%
Wednesday  19-Apr-00     19-Apr-00               0.00%             0.00%
Thursday   20-Apr-00     20-Apr-00               0.00%             0.00%
Friday     21-Apr-00     21-Apr-00               0.00%             0.00%
Saturday   22-Apr-00     22-Apr-00               0.00%             0.00%
Sunday     23-Apr-00     23-Apr-00               0.00%             0.00%
Monday     24-Apr-00     24-Apr-00               0.00%             0.00%
Tuesday    25-Apr-00     25-Apr-00               0.00%             0.00%
Wednesday  26-Apr-00     26-Apr-00               0.00%             0.00%
Thursday   27-Apr-00     27-Apr-00               0.00%             0.00%
Friday     28-Apr-00     28-Apr-00               0.00%             0.00%
Saturday   29-Apr-00     29-Apr-00               0.00%             0.00%
Sunday     30-Apr-00     30-Apr-00               0.00%             0.00%
Monday      1-May-00      1-May-00               0.00%             0.00%
Tuesday     2-May-00      2-May-00               0.00%             0.00%
Wednesday   3-May-00      3-May-00               0.00%             0.00%
Thursday    4-May-00      4-May-00               0.00%             0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date  1-Apr-00
Ending Date     1-May-00

                                                                SERIES 1994-3 MEDIUM TERM NOTES
                                    ------------------------------------------------------------------------------------------
                                                         Principal       Cumulative     Adjusted     Required
                                     Series 1994-3       Sub-Acct.        Principal      Invested  Subordinated    Required
                                    Invested Amount    Deposit Amount     Sub-Acct.       Amount      Amount       Reserve %
                                    ==========================================================================================
Saturday    1-Apr-00     1-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday      2-Apr-00     2-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday      3-Apr-00     3-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday     4-Apr-00     4-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday   5-Apr-00     5-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday    6-Apr-00     6-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday      7-Apr-00     7-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday    8-Apr-00     8-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday      9-Apr-00     9-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     10-Apr-00    10-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    11-Apr-00    11-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  12-Apr-00    12-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   13-Apr-00    13-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     14-Apr-00    14-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   15-Apr-00    15-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     16-Apr-00    16-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     17-Apr-00    17-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    18-Apr-00    18-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  19-Apr-00    19-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   20-Apr-00    20-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     21-Apr-00    21-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   22-Apr-00    22-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     23-Apr-00    23-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday     24-Apr-00    24-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday    25-Apr-00    25-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday  26-Apr-00    26-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Thursday   27-Apr-00    27-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Friday     28-Apr-00    28-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Saturday   29-Apr-00    29-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Sunday     30-Apr-00    30-Apr-00         -                 -                -              -         #DIV/0!        0.00%
Monday      1-May-00     1-May-00         -                 -                -              -         #DIV/0!        0.00%
Tuesday     2-May-00     2-May-00         -                 -                -              -         #DIV/0!        0.00%
Wednesday   3-May-00     3-May-00         -                 -                -              -         #DIV/0!        0.00%
Thursday    4-May-00     4-May-00         -                 -                -              -         #DIV/0!        0.00%

   Totals :

                                       ---------------------------
                                       Series 1994-3
                                       Carrying Cost    Servicing
                                          Reserve %      Reserve %
                                       ===========================
Saturday     1-Apr-00     1-Apr-00          0.00%         0.00%
Sunday       2-Apr-00     2-Apr-00          0.00%         0.00%
Monday       3-Apr-00     3-Apr-00          0.00%         0.00%
Tuesday      4-Apr-00     4-Apr-00          0.00%         0.00%
Wednesday    5-Apr-00     5-Apr-00          0.00%         0.00%
Thursday     6-Apr-00     6-Apr-00          0.00%         0.00%
Friday       7-Apr-00     7-Apr-00          0.00%         0.00%
Saturday     8-Apr-00     8-Apr-00          0.00%         0.00%
Sunday       9-Apr-00     9-Apr-00          0.00%         0.00%
Monday      10-Apr-00    10-Apr-00          0.00%         0.00%
Tuesday     11-Apr-00    11-Apr-00          0.00%         0.00%
Wednesday   12-Apr-00    12-Apr-00          0.00%         0.00%
Thursday    13-Apr-00    13-Apr-00          0.00%         0.00%
Friday      14-Apr-00    14-Apr-00          0.00%         0.00%
Saturday    15-Apr-00    15-Apr-00          0.00%         0.00%
Sunday      16-Apr-00    16-Apr-00          0.00%         0.00%
Monday      17-Apr-00    17-Apr-00          0.00%         0.00%
Tuesday     18-Apr-00    18-Apr-00          0.00%         0.00%
Wednesday   19-Apr-00    19-Apr-00          0.00%         0.00%
Thursday    20-Apr-00    20-Apr-00          0.00%         0.00%
Friday      21-Apr-00    21-Apr-00          0.00%         0.00%
Saturday    22-Apr-00    22-Apr-00          0.00%         0.00%
Sunday      23-Apr-00    23-Apr-00          0.00%         0.00%
Monday      24-Apr-00    24-Apr-00          0.00%         0.00%
Tuesday     25-Apr-00    25-Apr-00          0.00%         0.00%
Wednesday   26-Apr-00    26-Apr-00          0.00%         0.00%
Thursday    27-Apr-00    27-Apr-00          0.00%         0.00%
Friday      28-Apr-00    28-Apr-00          0.00%         0.00%
Saturday    29-Apr-00    29-Apr-00          0.00%         0.00%
Sunday      30-Apr-00    30-Apr-00          0.00%         0.00%
Monday       1-May-00     1-May-00          0.00%         0.00%
Tuesday      2-May-00     2-May-00          0.00%         0.00%
Wednesday    3-May-00     3-May-00          0.00%         0.00%
Thursday     4-May-00     4-May-00          0.00%         0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST



Beginning Date 1-Apr-00
Ending Date    1-May-00



                                                               2000-1 VARIABLE FUNDING CERTIFICATES
                                     ----------------------------------------------------------------------------------------
                                                        Principal       Cumulative     Adjusted     Required
                                      Series 2000-1      Sub-Acct.       Principal      Invested   Subordinated   Required
                                     Invested Amount   Deposit Amount    Sub-Acct.       Amount      Amount       Reserve %
                                     ========================================================================================
Saturday    1-Apr-00    1-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday      2-Apr-00    2-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday      3-Apr-00    3-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday     4-Apr-00    4-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday   5-Apr-00    5-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday    6-Apr-00    6-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday      7-Apr-00    7-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday    8-Apr-00    8-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday      9-Apr-00    9-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     10-Apr-00   10-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    11-Apr-00   11-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  12-Apr-00   12-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   13-Apr-00   13-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     14-Apr-00   14-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   15-Apr-00   15-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     16-Apr-00   16-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     17-Apr-00   17-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    18-Apr-00   18-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  19-Apr-00   19-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   20-Apr-00   20-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     21-Apr-00   21-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   22-Apr-00   22-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     23-Apr-00   23-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday     24-Apr-00   24-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday    25-Apr-00   25-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday  26-Apr-00   26-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Thursday   27-Apr-00   27-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Friday     28-Apr-00   28-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Saturday   29-Apr-00   29-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Sunday     30-Apr-00   30-Apr-00          -                 -               -              -         #DIV/0!         0.00%
Monday      1-May-00    1-May-00          -                 -               -              -         #DIV/0!         0.00%
Tuesday     2-May-00    2-May-00          -                 -               -              -         #DIV/0!         0.00%
Wednesday   3-May-00    3-May-00          -                 -               -              -         #DIV/0!         0.00%
Thursday    4-May-00    4-May-00          -                 -               -              -         #DIV/0!         0.00%

   Totals :




                                      --------------------------
                                      Carrying Cost   Servicing
                                        Reserve %     Reserve %
                                      =========================
Saturday      1-Apr-00    1-Apr-00        0.00%         0.00%
Sunday        2-Apr-00    2-Apr-00        0.00%         0.00%
Monday        3-Apr-00    3-Apr-00        0.00%         0.00%
Tuesday       4-Apr-00    4-Apr-00        0.00%         0.00%
Wednesday     5-Apr-00    5-Apr-00        0.00%         0.00%
Thursday      6-Apr-00    6-Apr-00        0.00%         0.00%
Friday        7-Apr-00    7-Apr-00        0.00%         0.00%
Saturday      8-Apr-00    8-Apr-00        0.00%         0.00%
Sunday        9-Apr-00    9-Apr-00        0.00%         0.00%
Monday       10-Apr-00   10-Apr-00        0.00%         0.00%
Tuesday      11-Apr-00   11-Apr-00        0.00%         0.00%
Wednesday    12-Apr-00   12-Apr-00        0.00%         0.00%
Thursday     13-Apr-00   13-Apr-00        0.00%         0.00%
Friday       14-Apr-00   14-Apr-00        0.00%         0.00%
Saturday     15-Apr-00   15-Apr-00        0.00%         0.00%
Sunday       16-Apr-00   16-Apr-00        0.00%         0.00%
Monday       17-Apr-00   17-Apr-00        0.00%         0.00%
Tuesday      18-Apr-00   18-Apr-00        0.00%         0.00%
Wednesday    19-Apr-00   19-Apr-00        0.00%         0.00%
Thursday     20-Apr-00   20-Apr-00        0.00%         0.00%
Friday       21-Apr-00   21-Apr-00        0.00%         0.00%
Saturday     22-Apr-00   22-Apr-00        0.00%         0.00%
Sunday       23-Apr-00   23-Apr-00        0.00%         0.00%
Monday       24-Apr-00   24-Apr-00        0.00%         0.00%
Tuesday      25-Apr-00   25-Apr-00        0.00%         0.00%
Wednesday    26-Apr-00   26-Apr-00        0.00%         0.00%
Thursday     27-Apr-00   27-Apr-00        0.00%         0.00%
Friday       28-Apr-00   28-Apr-00        0.00%         0.00%
Saturday     29-Apr-00   29-Apr-00        0.00%         0.00%
Sunday       30-Apr-00   30-Apr-00        0.00%         0.00%
Monday        1-May-00    1-May-00        0.00%         0.00%
Tuesday       2-May-00    2-May-00        0.00%         0.00%
Wednesday     3-May-00    3-May-00        0.00%         0.00%
Thursday      4-May-00    4-May-00        0.00%         0.00%

   Totals :

Index->   #N/A

                           INGRAM FUNDING MASTER TRUST

Beginning Date 1-Apr-00
Ending Date    1-May-00

                                                                2000-1                   ESTIMATED                  ESTIMATED
                                     Maximum 2000-1            Allocated               Maximum 2000-1
                                  Target Receivables          Receivables                 Required                Maximum 2000-1
                                       Amount                   Amount               Subordinated Amount         Invested Amount
Saturday      1-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday        2-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday        3-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday       4-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday     5-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday      6-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday        7-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday      8-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday        9-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       10-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      11-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    12-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     13-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       14-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     15-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       16-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       17-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      18-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    19-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     20-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       21-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     22-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       23-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday       24-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday      25-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday    26-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday     27-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Friday       28-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Saturday     29-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Sunday       30-Apr-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Monday        1-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Tuesday       2-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Wednesday     3-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!
Thursday      4-May-00                 #DIV/0!                  #DIV/0!                   #DIV/0!                    #DIV/0!

   Totals :

                     MTN         MTN          MTN          VFC
                    1993-2     1994-2       1994-3       2000-1
                   Invested   Invested     Invested     Invested
                      %           %            %            %
                   ==========================================================
       31-Mar-00     0.00%       0.00%        0.00%        0.00%
        1-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        2-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        3-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        4-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        5-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        6-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        7-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        8-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        9-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       10-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       11-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       12-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       13-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       14-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       15-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       16-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       17-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       18-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       19-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       20-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       21-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       22-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       23-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       24-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       25-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       26-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       27-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       28-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       29-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
       30-Apr-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        1-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        2-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        3-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!
        4-May-00   #DIV/0!     #DIV/0!      #DIV/0!      #DIV/0!      #DIV/0!

   Totals :


Index->   #N/A

                               Overconcentration

OVERCONCENTRATION GRID:

       SHORT-TERM               LONG-TERM
     A-1+,F-1+,P-1            AA-, AA-, AA3               15.00%
      A-1,F-1,P-1               A+, A+, A1                15.00%
      A-2,F-2,P-2            BBB+, BBB+, BAA1              7.50%
      A-3,F-3,P-3            BBB-, BBB-, BAA3              5.00%
        UNRATED                  UNRATED                   3.00%

        ELIGIBLE RECEIVABLES:

        REPORT CHECK:                                      0.00


       REPORT DATE                             ACTIVITY DATE
       6-Mar-00

S&P RATING DESK:      (212) 438-2400

MOODY'S RATING DESK:  (212) 553-0377

FITCH RATING DESK:    (800) 853-4824     FAX:  (307) 754-3721

(Total Eligible Receivables per Daily Statement - Cell F24)


                     RATING            ELIGIBLE                                 CONCENTRATION            EXCESS
   CUSTOMER    S&P/MOODY'S/FITCH     A/R BALANCE      % OF ELIGIBLES      $ THRESHOLD       %         CONCENTRATION
   ---------------------------------------------      --------------     ------------------------------------------
 1                                                         #DIV/0!            -           #DIV/0!           -
 2                                                         #DIV/0!            -           #DIV/0!           -
 3                                                         #DIV/0!            -           #DIV/0!           -
 4                                                         #DIV/0!            -           #DIV/0!           -
 5                                                         #DIV/0!            -           #DIV/0!           -
 6                                                         #DIV/0!            -           #DIV/0!           -
 7                                                         #DIV/0!            -           #DIV/0!           -
 8                                                         #DIV/0!            -           #DIV/0!           -
 9                                                         #DIV/0!            -           #DIV/0!           -
10                                                         #DIV/0!            -           #DIV/0!           -
11                                                         #DIV/0!            -           #DIV/0!           -
12                                                         #DIV/0!            -           #DIV/0!           -
13                                                         #DIV/0!            -           #DIV/0!           -
14                                                         #DIV/0!            -           #DIV/0!           -
15                                                         #DIV/0!            -           #DIV/0!           -
16                                                         #DIV/0!            -           #DIV/0!           -
17                                                         #DIV/0!            -           #DIV/0!           -
18                                                         #DIV/0!            -           #DIV/0!           -
19                                                         #DIV/0!            -           #DIV/0!           -
20                                                         #DIV/0!            -           #DIV/0!           -
                                                                                                           ---
                                                                                                           $ -
                                                                                                           ===

INGRAM MICRO MASTER TRUST
MONTHLY RESERVES
($ in thousands)


   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Aggregate
                               Principal        Total                     Total        Dollar       Receivables
                Non-I/C        Amount of      Dilutive                     A/R        Weighted         Amount         Weighted
                 Sales        Receivables       Items        Gross     Written-Off    Average      (as of Mth end       Ave.
   Period         Per             Per            Per          A/R         Prior       Dilution      on the daily        Pay.
   Ended      Rollforward     Rollforward    Rollforward   91 - 120    to 91 Days     Horizon        statement)        Terms
   -----------------------------------------------------------------------------------------------------------------------------
   Jan-97          0               0             0             0             0           0.00              -            0.0
   Feb-97          0               0             0             0             0           0.00              -            0.0
   Mar-97          0               0             0             0             0           0.00              -            0.0
   Apr-97          0               0             0             0             0           0.00              -            0.0
   May-97          0               0             0             0             0           0.00              -            0.0
   Jun-97          0               0             0             0             0           0.00              -            0.0
   Jul-97          0               0             0             0             0           0.00              -            0.0
   Aug-97          0               0             0             0             0           0.00              -            0.0
   Sep-97          0               0             0             0             0           0.00              -            0.0
   Oct-97          0               0             0             0             0           0.00              -            0.0
   Nov-97          0               0             0             0             0           0.00              -            0.0
   Dec-97          0               0             0             0             0           0.00              -            0.0
   Jan-98          0               0             0             0             0           0.00              -            0.0
   Feb-98          0               0             0             0             0           0.00              -            0.0
   Mar-98          0               0             0             0             0           0.00              -            0.0
   Apr-98          0               0             0             0             0           0.00              -            0.0
   May-98          0               0             0             0             0           0.00              -            0.0
   Jun-98          0               0             0             0             0           0.00              -            0.0
   Jul-98          0               0             0             0             0           0.00              -            0.0
   Aug-98          0               0             0             0             0           0.00              -            0.0
   Sep-98          0               0             0             0             0           0.00              -            0.0
   Oct-98          0               0             0             0             0           0.00              -            0.0
   Nov-98          0               0             0             0             0           0.00              -            0.0
   Dec-98          0               0             0             0             0           0.00              -            0.0
   Jan-99          0               0             0             0             0           0.00              -            0.0
   Feb-99          0               0             0             0             0           0.00              -            0.0
   Mar-99          0               0             0             0             0           0.00              -            0.0
   Apr-99          0               0             0             0             0           0.00              -            0.0
   May-99          0               0             0             0             0           0.00              -            0.0
   Jun-99          0               0             0             0             0           0.00              -            0.0
   Jul-99          0               0             0             0             0           0.00              -            0.0
   Aug-99          0               0             0             0             0           0.00              -            0.0
   Sep-99          0               0             0             0             0           0.00              -            0.0
   Oct-99          0               0             0             0             0           0.00              -            0.0
   Nov-99          0               0             0             0             0           0.00              -            0.0
   Dec-99          0               0             0             0             0           0.00              -            0.0
   Jan-00          0               0             0             0             0           0.00              -            0.0
   Feb-00          0               0             0             0             0           0.00              -            0.0
   Mar-00          0               0             0             0             0           0.00              -            0.0
   Apr-00          0               0             0             0             0           0.00              -            0.0

                Series       Series       Series       Base
                1993-2       1994-2       1994-3       Rate
   Period      Discount     Discount     Discount     (Prime
   Ended         Rate         Rate         Rate        Rate)
   ---------------------------------------------------------
   Jan-97        6.61%        6.91%        7.17%       0.00%
   Feb-97        6.61%        6.91%        7.17%       0.00%
   Mar-97        6.61%        6.91%        7.17%       0.00%
   Apr-97        6.61%        6.91%        7.17%       0.00%
   May-97        6.61%        6.91%        7.17%       0.00%
   Jun-97        6.61%        6.91%        7.17%       0.00%
   Jul-97        6.61%        6.91%        7.17%       0.00%
   Aug-97        6.61%        6.91%        7.17%       0.00%
   Sep-97        6.61%        6.91%        7.17%       0.00%
   Oct-97        6.61%        6.91%        7.17%       0.00%
   Nov-97        6.61%        6.91%        7.17%       0.00%
   Dec-97        6.61%        6.91%        7.17%       0.00%
   Jan-98        6.61%        6.91%        7.17%       0.00%
   Feb-98        6.61%        6.91%        7.17%       0.00%
   Mar-98        6.61%        6.91%        7.17%       0.00%
   Apr-98        6.61%        6.91%        7.17%       0.00%
   May-98        6.61%        6.91%        7.17%       0.00%
   Jun-98        6.61%        6.91%        7.17%       0.00%
   Jul-98        6.61%        6.91%        7.17%       0.00%
   Aug-98        6.61%        6.91%        7.17%       0.00%
   Sep-98        6.61%        6.91%        7.17%       0.00%
   Oct-98        6.61%        6.91%        7.17%       0.00%
   Nov-98        6.61%        6.91%        7.17%       0.00%
   Dec-98        6.61%        6.91%        7.17%       0.00%
   Jan-99        6.61%        6.91%        7.17%       0.00%
   Feb-99        6.61%        6.91%        7.17%       0.00%
   Mar-99        6.61%        6.91%        7.17%       0.00%
   Apr-99        6.61%        6.91%        7.17%       0.00%
   May-99        6.61%        6.91%        7.17%       0.00%
   Jun-99        6.61%        6.91%        7.17%       0.00%
   Jul-99        6.61%        6.91%        7.17%       0.00%
   Aug-99        6.61%        6.91%        7.17%       0.00%
   Sep-99        6.61%        6.91%        7.17%       0.00%
   Oct-99        6.61%        6.91%        7.17%       0.00%
   Nov-99        6.61%        6.91%        7.17%       0.00%
   Dec-99        6.61%        6.91%        7.17%       0.00%
   Jan-00        6.61%        6.91%        7.17%       0.00%
   Feb-00        6.61%        6.91%        7.17%       0.00%
   Mar-00        6.61%        6.91%        7.17%       0.00%
   Apr-00        6.61%        6.91%        7.17%       0.00%

                                                                                                Three
                                                                                                Month       Max.
                                        Dilution     Max.                                      Average     12 Mth.
              Servicing                 12-month   12 Mth.    Dilution                Aged      Aged        Aged      Payment
   Period        Fee       Dilution     Rolling    Rolling     Horizon    Dilution     A/R       A/R         A/R       Terms
   Ended        Rate        Ratio       Average     Avg.      Factor       Period     Ratio     Ratio       Ratio      Factor
   ----------------------------------------------------------------------------------------------------------------------------
   Jan-97       0.00%
   Feb-97       0.00%
   Mar-97       0.00%      #DIV/0!
   Apr-97       0.00%      #DIV/0!
   May-97       0.00%      #DIV/0!
   Jun-97       0.00%      #DIV/0!                                                   #DIV/0!
   Jul-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!
   Aug-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Sep-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Oct-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Nov-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Dec-97       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Jan-98       0.00%      #DIV/0!                              0.00      #DIV/0!    #DIV/0!    #DIV/0!
   Feb-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   May-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jun-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jul-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Aug-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Sep-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Oct-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Nov-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Dec-98       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jan-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Feb-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   May-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jun-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jul-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Aug-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Sep-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Oct-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Nov-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Dec-99       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Jan-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Feb-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Mar-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00
   Apr-00       0.00%      #DIV/0!      #DIV/0!    #DIV/0!      0.00      #DIV/0!    #DIV/0!    #DIV/0!    #DIV/0!      0.00

                  Minimum
                  Payment       Days
   Period          Terms        Sales
   Ended           Factor        Out
   -----------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97                      #DIV/0!
   May-97                      #DIV/0!
   Jun-97                      #DIV/0!
   Jul-97                      #DIV/0!
   Aug-97                      #DIV/0!
   Sep-97                      #DIV/0!
   Oct-97                      #DIV/0!
   Nov-97                      #DIV/0!
   Dec-97                      #DIV/0!
   Jan-98                      #DIV/0!
   Feb-98            0.00      #DIV/0!
   Mar-98            0.00      #DIV/0!
   Apr-98            0.00      #DIV/0!
   May-98            0.00      #DIV/0!
   Jun-98            0.00      #DIV/0!
   Jul-98            0.00      #DIV/0!
   Aug-98            0.00      #DIV/0!
   Sep-98            0.00      #DIV/0!
   Oct-98            0.00      #DIV/0!
   Nov-98            0.00      #DIV/0!
   Dec-98            0.00      #DIV/0!
   Jan-99            0.00      #DIV/0!
   Feb-99            0.00      #DIV/0!
   Mar-99            0.00      #DIV/0!
   Apr-99            0.00      #DIV/0!
   May-99            0.00      #DIV/0!
   Jun-99            0.00      #DIV/0!
   Jul-99            0.00      #DIV/0!
   Aug-99            0.00      #DIV/0!
   Sep-99            0.00      #DIV/0!
   Oct-99            0.00      #DIV/0!
   Nov-99            0.00      #DIV/0!
   Dec-99            0.00      #DIV/0!
   Jan-00            0.00      #DIV/0!
   Feb-00            0.00      #DIV/0!
   Mar-00            0.00      #DIV/0!
   Apr-00            0.00      #DIV/0!

                                            SERIES 1993-2, 1994-2, 1994-3 - MEDIUM TERM NOTES
                   ---------------------------------------------------------------------------------------------------------
                                                                                                                  MAX
                                  (a)         (b)                                                 (c)         (a+b) OR (c)
                                                           aa           bb           cc           Max
                                                         12 Mth.                                (aa*bb)+cc
                               Dilution       Loss        Avg.                                    or 25%        REQUIRED
   Period          Stress      Reserve      Reserve     Dilution     Dilution                    Minimum        RESERVES
   Ended           Factor       Ratio        Ratio        Ratio       Period                      Ratio           RATIO
   -------------------------------------------------------------------------------------------------------------------------
   Jan-97           0.00                                                            0.0%
   Feb-97           0.00                                                            0.0%
   Mar-97           0.00                                                            0.0%
   Apr-97           0.00                                                            0.0%
   May-97           0.00                                                            0.0%
   Jun-97           0.00                                                            0.0%
   Jul-97           0.00                                             #DIV/0!        0.0%
   Aug-97           0.00                                             #DIV/0!        0.0%
   Sep-97           0.00                                             #DIV/0!        0.0%
   Oct-97           0.00                                             #DIV/0!        0.0%
   Nov-97           0.00                                             #DIV/0!        0.0%
   Dec-97           0.00                                             #DIV/0!        0.0%
   Jan-98           0.00                                             #DIV/0!        0.0%
   Feb-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-98           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   May-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jun-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jul-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Aug-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Sep-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Oct-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Nov-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Dec-99           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Jan-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Feb-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Mar-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!
   Apr-00           0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%         #DIV/0!          #DIV/0!

                      SERIES 1993-2, 1994-2, 1994-3 - MEDIUM TERM NOTES
                   -------------------------------------------------------
                       SERIES        SERIES        SERIES
                       1993-2        1994-2        1994-3

                      CARRYING      CARRYING      CARRYING
                        COST          COST          COST        SERVICING
   Period              RESERVE       RESERVE       RESERVE         FEE
   Ended                RATIO         RATIO         RATIO         RATIO
   -----------------------------------------------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97               #DIV/0!       #DIV/0!       #DIV/0!
   May-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-97               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   May-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-98               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   May-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jun-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jul-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Aug-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Sep-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Oct-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Nov-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Dec-99               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Jan-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Feb-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Mar-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!
   Apr-00               #DIV/0!       #DIV/0!       #DIV/0!       #DIV/0!

                                                                    2000-1 VARIABLE FUNDING CERTIFICATES
               --------------------------------------------------------------------------------------------------------
                              (a)         (b)                                               (c)             MAX
                                                       aa          bb           cc          Max         (a+b) OR (c)
                                                     12 Mth.                             (aa*bb)+cc
                           Dilution       Loss        Avg.                                 or 25%         REQUIRED
   Period      Stress      Reserve      Reserve     Dilution    Dilution                   Minimum        RESERVES
   Ended       Factor       Ratio        Ratio        Ratio      Period                     Ratio           RATIO
-----------------------------------------------------------------------------------------------------------------------
   Jan-97       0.00                                                            0.0%
   Feb-97       0.00                                                            0.0%
   Mar-97       0.00                                                            0.0%
   Apr-97       0.00                                                            0.0%
   May-97       0.00                                                            0.0%
   Jun-97       0.00                                                            0.0%
   Jul-97       0.00                                             #DIV/0!        0.0%
   Aug-97       0.00                                             #DIV/0!        0.0%
   Sep-97       0.00                                             #DIV/0!        0.0%
   Oct-97       0.00                                             #DIV/0!        0.0%
   Nov-97       0.00                                             #DIV/0!        0.0%
   Dec-97       0.00                                             #DIV/0!        0.0%
   Jan-98       0.00                                             #DIV/0!        0.0%
   Feb-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Mar-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Apr-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   May-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jun-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jul-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Aug-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Sep-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Oct-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Nov-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Dec-98       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jan-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Feb-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Mar-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Apr-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   May-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jun-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jul-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Aug-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Sep-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Oct-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Nov-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Dec-99       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Jan-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Feb-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Mar-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!
   Apr-00       0.00       #DIV/0!      #DIV/0!     #DIV/0!      #DIV/0!        0.0%      #DIV/0!         #DIV/0!

            2000-1 VARIABLE FUNDING CERTIFICATES
            ------------------------------------
                  CARRYING
                    COST        SERVICING
   Period          RESERVE         FEE
   Ended            RATIO         RATIO
------------------------------------------
   Jan-97
   Feb-97
   Mar-97
   Apr-97           #DIV/0!
   May-97           #DIV/0!       #DIV/0!
   Jun-97           #DIV/0!       #DIV/0!
   Jul-97           #DIV/0!       #DIV/0!
   Aug-97           #DIV/0!       #DIV/0!
   Sep-97           #DIV/0!       #DIV/0!
   Oct-97           #DIV/0!       #DIV/0!
   Nov-97           #DIV/0!       #DIV/0!
   Dec-97           #DIV/0!       #DIV/0!
   Jan-98           #DIV/0!       #DIV/0!
   Feb-98           #DIV/0!       #DIV/0!
   Mar-98           #DIV/0!       #DIV/0!
   Apr-98           #DIV/0!       #DIV/0!
   May-98           #DIV/0!       #DIV/0!
   Jun-98           #DIV/0!       #DIV/0!
   Jul-98           #DIV/0!       #DIV/0!
   Aug-98           #DIV/0!       #DIV/0!
   Sep-98           #DIV/0!       #DIV/0!
   Oct-98           #DIV/0!       #DIV/0!
   Nov-98           #DIV/0!       #DIV/0!
   Dec-98           #DIV/0!       #DIV/0!
   Jan-99           #DIV/0!       #DIV/0!
   Feb-99           #DIV/0!       #DIV/0!
   Mar-99           #DIV/0!       #DIV/0!
   Apr-99           #DIV/0!       #DIV/0!
   May-99           #DIV/0!       #DIV/0!
   Jun-99           #DIV/0!       #DIV/0!
   Jul-99           #DIV/0!       #DIV/0!
   Aug-99           #DIV/0!       #DIV/0!
   Sep-99           #DIV/0!       #DIV/0!
   Oct-99           #DIV/0!       #DIV/0!
   Nov-99           #DIV/0!       #DIV/0!
   Dec-99           #DIV/0!       #DIV/0!
   Jan-00           #DIV/0!       #DIV/0!
   Feb-00           #DIV/0!       #DIV/0!
   Mar-00           #DIV/0!       #DIV/0!
   Apr-00           #DIV/0!       #DIV/0!

INGRAM MICRO
OVERCOLLATERALIZATION SUMMARY
--------------------------------------------------------------------------------
($ in thousands)

ASSUMPTIONS:
AGING TYPE               Due To Date

CREDIT MEMO LAG          30                 30

DILUTION HORIZON         30                 30

DEFAULT HORIZON          90                 90

DEEMED DEFAULTS          91-120             91-120

FIRST PERIOD OF DATA                        JAN-97

RATING FACTOR            2.00=A             2

PROJECTED ADV. RATE                         75%

The Company's method of aging its receivables.

Lag from the original invoice date to the credit memo date.

This represents the number of days of sales GE Capital/Redwood is exposed to dilution. This is based on the maximum of how many days of sales are in our borrowing or A/R turnover.

This represents the number of days of sales GE Capital/Redwood is lending on. (i.e. If we are lending up to 90 days past invoice date, we would have 90 days of sales in our borrowing base or 3 months).

Represents the next aging category outside of our borrowing base window (i.e. If we are lending up to 90 days past invoice date, our deemed default would be the 91-120 aging category).

The beginning period of our historical data.

The rating factor is the stress factor used to underwrite a pool to a certain credit level. (AAA = 2.5, AA=2.25, A=2.00, BBB=1.75).

Projected advance rate based on ((2 times dilution) plus 5%).

                                                       0.00% Max O/C
                                                                4/SALES       AVG. OF LAST                 PRIOR 3    7X8
                                                              5 MONTHS AGO    3 MOS OF #5                   OF 1    XFACTOR
                       1            2        3          4          5              6             7             8        9
                                                      91-120     Monthly        3 Month    Highest Prior   Default   Rating
   Month             Sales         A/R   Dilutions    Bucket   Def. Ratio       Average     12 mos of #6   Horizon   Factor
   ---------------------------------------------------------------------------------------------------------------------------
     Jan-97            -            -         -         -
     Feb-97            -            -         -         -
     Mar-97            -            -         -         -
     Apr-97            -            -         -         -
     May-97            -            -         -         -        #DIV/0!
     Jun-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-97            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jan-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Feb-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Mar-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Apr-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     May-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jun-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-98            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jan-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Feb-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Mar-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Apr-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     May-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jun-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Jul-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Aug-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Sep-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Oct-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Nov-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0
     Dec-99            -            -         -         -        #DIV/0!          0.00%        0.00%          0        0


                       3/1,1     SUM 12 MOS.      PRIOR 1                HIGHEST PRIOR                     4
                      MOS. AGO    10/TWELVE      MOS. OF 1  11x12xFACT.  TWELVE OF 10    14-11            14/11       12x15x16
                         10          11             12          13           14           15               16            17
                      Dilution  12 Month Avg     Dilution     Normal       "Spike"     Spike Less    Spike Divided      Spike
   Month              Percent     Dil/Sales       Horizon    Dilution                  12 Mos Avg     12 Month Avg      Impact
   ------------------------------------------------------------------------------------------------------------------------------
     Jan-97
     Feb-97
     Mar-97
     Apr-97
     May-97            0.00%
     Jun-97            0.00%
     Jul-97            0.00%
     Aug-97            0.00%
     Sep-97            0.00%
     Oct-97            0.00%
     Nov-97            0.00%
     Dec-97            0.00%
     Jan-98            0.00%
     Feb-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Mar-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Apr-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     May-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jun-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jul-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Aug-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Sep-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Oct-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Nov-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Dec-98            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jan-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Feb-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Mar-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Apr-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     May-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jun-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Jul-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Aug-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Sep-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Oct-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Nov-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0
     Dec-99            0.00%         0.00%           0          0           0.00%         0.00%            0.00%            0

                       12x15x16     (13+17)/2         9/2           18+19
                          17            18            19              20            21
                         Spike       Dilution       Default          Total         GECC
   Month                 Impact      Coverage       Coverage          O/C          LOC
   -------------------------------------------------------------------------------------
     Jan-97
     Feb-97
     Mar-97
     Apr-97
     May-97
     Jun-97
     Jul-97
     Aug-97
     Sep-97
     Oct-97
     Nov-97
     Dec-97
     Jan-98
     Feb-98                  0         0.00%           0.00%          0.00%       0.00%
     Mar-98                  0         0.00%           0.00%          0.00%       0.00%
     Apr-98                  0         0.00%           0.00%          0.00%       0.00%
     May-98                  0         0.00%           0.00%          0.00%       0.00%
     Jun-98                  0         0.00%           0.00%          0.00%       0.00%
     Jul-98                  0         0.00%           0.00%          0.00%       0.00%
     Aug-98                  0         0.00%           0.00%          0.00%       0.00%
     Sep-98                  0         0.00%           0.00%          0.00%       0.00%
     Oct-98                  0         0.00%           0.00%          0.00%       0.00%
     Nov-98                  0         0.00%           0.00%          0.00%       0.00%
     Dec-98                  0         0.00%           0.00%          0.00%       0.00%
     Jan-99                  0         0.00%           0.00%          0.00%       0.00%
     Feb-99                  0         0.00%           0.00%          0.00%       0.00%
     Mar-99                  0         0.00%           0.00%          0.00%       0.00%
     Apr-99                  0         0.00%           0.00%          0.00%       0.00%
     May-99                  0         0.00%           0.00%          0.00%       0.00%
     Jun-99                  0         0.00%           0.00%          0.00%       0.00%
     Jul-99                  0         0.00%           0.00%          0.00%       0.00%
     Aug-99                  0         0.00%           0.00%          0.00%       0.00%
     Sep-99                  0         0.00%           0.00%          0.00%       0.00%
     Oct-99                  0         0.00%           0.00%          0.00%       0.00%
     Nov-99                  0         0.00%           0.00%          0.00%       0.00%
     Dec-99                  0         0.00%           0.00%          0.00%       0.00%

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS - PREVIOUS MASTER TRUST (NON CMD & SELECT SOURCE)
--------------------------------------------------------------------------------
($ in thousands)

                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97          -           -          -           -              -           -          -          -            -          -
    Feb-97          -           -          -           -              -           -          -          -            -          -
    Mar-97          -           -          -           -              -           -          -          -            -          -
    Apr-97          -           -          -           -              -           -          -          -            -          -
    May-97          -           -          -           -              -           -          -          -            -          -
    Jun-97          -           -          -           -              -           -          -          -            -          -
    Jul-97          -           -          -           -              -           -          -          -            -          -
    Aug-97          -           -          -           -              -           -          -          -            -          -
    Sep-97          -           -          -           -              -           -          -          -            -          -
    Oct-97          -           -          -           -              -           -          -          -            -          -
    Nov-97          -           -          -           -              -           -          -          -            -          -
    Dec-97          -           -          -           -              -           -          -          -            -          -
    Jan-98          -           -          -           -              -           -          -          -            -          -
    Feb-98          -           -          -           -              -           -          -          -            -          -
    Mar-98          -           -          -           -              -           -          -          -            -          -
    Apr-98          -           -          -           -              -           -          -          -            -          -
    May-98          -           -          -           -              -           -          -          -            -          -
    Jun-98          -           -          -           -              -           -          -          -            -          -
    Jul-98          -           -          -           -              -           -          -          -            -          -
    Aug-98          -           -          -           -              -           -          -          -            -          -
    Sep-98          -           -          -           -              -           -          -          -            -          -
    Oct-98          -           -          -           -              -           -          -          -            -          -
    Nov-98          -           -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -



                   Dilutive
              -------------------
                                                                     Turnover (w/o I/C)      Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-98        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-98        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-98        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-98        -         -          -           -         28       -           -       0.0%       0.0%
    May-98        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-98        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-98        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-98        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-98        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-98        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-99        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-99        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-99        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-99        -         -          -           -         28       -           -       0.0%       0.0%
    May-99        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-99        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-99        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-99        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-99        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-99        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%

NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
      NUMBER.

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS - PREVIOUS MASTER TRUST (SELECT SOURCE ONLY)
--------------------------------------------------------------------------------
($ in thousands)



                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97                      -          -           -              -           -          -          -            -          -
    Feb-97                      -          -           -              -           -          -          -            -          -
    Mar-97                      -          -           -              -           -          -          -            -          -
    Apr-97                      -          -           -              -           -          -          -            -          -
    May-97                      -          -           -              -           -          -          -            -          -
    Jun-97                      -          -           -              -           -          -          -            -          -
    Jul-97                      -          -           -              -           -          -          -            -          -
    Aug-97                      -          -           -              -           -          -          -            -          -
    Sep-97                      -          -           -              -           -          -          -            -          -
    Oct-97                      -          -           -              -           -          -          -            -          -
    Nov-97                      -          -           -              -           -          -          -            -          -
    Dec-97                      -          -           -              -           -          -          -            -          -
    Jan-98                      -          -           -              -           -          -          -            -          -
    Feb-98                      -          -           -              -           -          -          -            -          -
    Mar-98                      -          -           -              -           -          -          -            -          -
    Apr-98                      -          -           -              -           -          -          -            -          -
    May-98                      -          -           -              -           -          -          -            -          -
    Jun-98                      -          -           -              -           -          -          -            -          -
    Jul-98                      -          -           -              -           -          -          -            -          -
    Aug-98                      -          -           -              -           -          -          -            -          -
    Sep-98                      -          -           -              -           -          -          -            -          -
    Oct-98                      -          -           -              -           -          -          -            -          -
    Nov-98                      -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -




                   Dilutive
              -------------------
                                                                    Turnover (w/o I/C)        Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -                   0.0%
    Jan-98        -         -          -           -         28       -                   0.0%
    Feb-98        -         -          -           -         28       -                   0.0%
    Mar-98        -         -          -           -         35       -                   0.0%
    Apr-98        -         -          -           -         28       -                   0.0%
    May-98        -         -          -           -         28       -                   0.0%
    Jun-98        -         -          -           -         35       -                   0.0%
    Jul-98        -         -          -           -         28       -                   0.0%
    Aug-98        -         -          -           -         28       -                   0.0%
    Sep-98        -         -          -           -         35       -                   0.0%
    Oct-98        -         -          -           -         28       -                   0.0%
    Nov-98        -         -          -           -         28       -                   0.0%
    Dec-98        -         -          -           -         35       -                   0.0%
    Jan-99        -         -          -           -         28       -                   0.0%
    Feb-99        -         -          -           -         28       -                   0.0%
    Mar-99        -         -          -           -         35       -                   0.0%
    Apr-99        -         -          -           -         28       -                   0.0%
    May-99        -         -          -           -         28       -                   0.0%
    Jun-99        -         -          -           -         35       -                   0.0%
    Jul-99        -         -          -           -         28       -                   0.0%
    Aug-99        -         -          -           -         28       -                   0.0%
    Sep-99        -         -          -           -         35       -                   0.0%
    Oct-99        -         -          -           -         28       -                   0.0%
    Nov-99        -         -          -           -         28       -                   0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%


NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
      NUMBER.

INGRAM MICRO
ACCOUNTS RECEIVABLE STATISTICS (NON CMD ONLY)
--------------------------------------------------------------------------------
($ in thousands)


NOTE: REDUCTIONS TO THE BOM A/R BALANCE NEED TO BE INPUTTED AS A NEGATIVE
NUMBER.



                                                                                                        Dilutive
                                                                                         ------------------------------------------

                   BOM    Gross Credit  Inter-Co.   Inter-Co.                            Defective     Non-        Stock      A/P
   Period     A/R Balance    Sales        Sales    Collections  Collections   Write-offs   Product   Resellable  Balancing    Adj.
   --------------------------------------------------------------------------------------------------------------------------------
    Jan-97          -           -          -           -              -           -          -          -            -          -
    Feb-97          -           -          -           -              -           -          -          -            -          -
    Mar-97          -           -          -           -              -           -          -          -            -          -
    Apr-97          -           -          -           -              -           -          -          -            -          -
    May-97          -           -          -           -              -           -          -          -            -          -
    Jun-97          -           -          -           -              -           -          -          -            -          -
    Jul-97          -           -          -           -              -           -          -          -            -          -
    Aug-97          -           -          -           -              -           -          -          -            -          -
    Sep-97          -           -          -           -              -           -          -          -            -          -
    Oct-97          -           -          -           -              -           -          -          -            -          -
    Nov-97          -           -          -           -              -           -          -          -            -          -
    Dec-97          -           -          -           -              -           -          -          -            -          -
    Jan-98          -           -          -           -              -           -          -          -            -          -
    Feb-98          -           -          -           -              -           -          -          -            -          -
    Mar-98          -           -          -           -              -           -          -          -            -          -
    Apr-98          -           -          -           -              -           -          -          -            -          -
    May-98          -           -          -           -              -           -          -          -            -          -
    Jun-98          -           -          -           -              -           -          -          -            -          -
    Jul-98          -           -          -           -              -           -          -          -            -          -
    Aug-98          -           -          -           -              -           -          -          -            -          -
    Sep-98          -           -          -           -              -           -          -          -            -          -
    Oct-98          -           -          -           -              -           -          -          -            -          -
    Nov-98          -           -          -           -              -           -          -          -            -          -
    Dec-98          -           -          -           -              -           -          -          -            -          -
    Jan-99          -           -          -           -              -           -          -          -            -          -
    Feb-99          -           -          -           -              -           -          -          -            -          -
    Mar-99          -           -          -           -              -           -          -          -            -          -
    Apr-99          -           -          -           -              -           -          -          -            -          -
    May-99          -           -          -           -              -           -          -          -            -          -
    Jun-99          -           -          -           -              -           -          -          -            -          -
    Jul-99          -           -          -           -              -           -          -          -            -          -
    Aug-99          -           -          -           -              -           -          -          -            -          -
    Sep-99          -           -          -           -              -           -          -          -            -          -
    Oct-99          -           -          -           -              -           -          -          -            -          -
    Nov-99          -           -          -           -              -           -          -          -            -          -
    Dec-99          -           -          -           -              -           -          -          -            -          -
    Jan-00          -           -          -           -              -           -          -          -            -          -
    Feb-00          -           -          -           -              -           -          -          -            -          -


                   Dilutive
              -------------------
                                                                     Turnover (w/o I/C)      Dilution
                Wrong     Other     Total        EOM                -------------------   -----------------
   Period     Shipment   Dilutive  Dilutive   A/R Balance   Days    Mos.    12 Mos. Roll  Mos.  12 Mos. Roll
   ---------------------------------------------------------------------------------------------------------
    Jan-97        -         -          -           -         28       -                   0.0%
    Feb-97        -         -          -           -         28       -                   0.0%
    Mar-97        -         -          -           -         35       -                   0.0%
    Apr-97        -         -          -           -         28       -                   0.0%
    May-97        -         -          -           -         28       -                   0.0%
    Jun-97        -         -          -           -         35       -                   0.0%
    Jul-97        -         -          -           -         28       -                   0.0%
    Aug-97        -         -          -           -         28       -                   0.0%
    Sep-97        -         -          -           -         35       -                   0.0%
    Oct-97        -         -          -           -         28       -                   0.0%
    Nov-97        -         -          -           -         28       -                   0.0%
    Dec-97        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-98        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-98        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-98        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-98        -         -          -           -         28       -           -       0.0%       0.0%
    May-98        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-98        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-98        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-98        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-98        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-98        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-98        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-99        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-99        -         -          -           -         28       -           -       0.0%       0.0%
    Mar-99        -         -          -           -         35       -           -       0.0%       0.0%
    Apr-99        -         -          -           -         28       -           -       0.0%       0.0%
    May-99        -         -          -           -         28       -           -       0.0%       0.0%
    Jun-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jul-99        -         -          -           -         28       -           -       0.0%       0.0%
    Aug-99        -         -          -           -         28       -           -       0.0%       0.0%
    Sep-99        -         -          -           -         35       -           -       0.0%       0.0%
    Oct-99        -         -          -           -         28       -           -       0.0%       0.0%
    Nov-99        -         -          -           -         28       -           -       0.0%       0.0%
    Dec-99        -         -          -           -         35       -           -       0.0%       0.0%
    Jan-00        -         -          -           -         28       -           -       0.0%       0.0%
    Feb-00        -         -          -           -         28       -           -       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE - PREVIOUS MASTER TRUST
(NON CMD & SELECT SOURCE)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type - Due Date


           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%


           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL
           ------         ----       -----      -----      ------       ----      -----
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE - PREVIOUS MASTER TRUST (SELECT SOURCE
ONLY)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type -  Due Date                     13,196       12,649

           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%


           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL
           ------         ----       -----      -----      ------       ----      -----
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

INGRAM MICRO
ACCOUNTS RECEIVABLE AGING COMPARATIVE (NON CMD ONLY)
--------------------------------------------------------------------------------
($ in thousands)

Aging Type -     Due Date


           PERIOD      DIFF     CURRENT     1-30      31-60     61-90     91-120      120+     TOTAL       DIFF        CURRENT
           ------      ----     -------     ----      -----     -----     ------      ----     -----       ----        -------
           Jan-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-97        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-98        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Mar-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Apr-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           May-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jun-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jul-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Aug-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Sep-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Oct-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Nov-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Dec-99        -         -           -        -          -         -          -         -        0.0%         0.0%
           Jan-00        -         -           -        -          -         -          -         -        0.0%         0.0%
           Feb-00        -         -           -        -          -         -          -         -        0.0%         0.0%

           PERIOD         1-30       31-60      61-90      91-120       120+      TOTAL      CHECK S/B=0
           ------         ----       -----      -----      ------       ----      -----      -----------
           Jan-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-97         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-98         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Mar-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Apr-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           May-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jun-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jul-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Aug-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Sep-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Oct-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Nov-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Dec-99         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Jan-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%            -
           Feb-00         0.0%        0.0%       0.0%        0.0%       0.0%       0.0%

                                  INGRAM MICRO
                         Collateral Trigger Calculations
                                  FYE December

TRIGGER                                              8.0%                         30.0
============================================================================================
($ in thousands)
                              DILUTION RATIO                RECEIVABLE COLLECTION TURNOVER
                ------------------------------------------  ------------------------------
                Gross   Dilutive    Monthly    Rolling 6 -    Monthly          Rolling 6 -
Period          Sales   Credits     Dilution     Months         T/O               Month
--------------------------------               ---------------------------------------------
     Jan-97       0        0          0.0%                      0.0
     Feb-97       0        0          0.0%                      0.0
     Mar-97       0        0          0.0%                      0.0
     Apr-97       0        0          0.0%                      0.0
     May-97       0        0          0.0%                      0.0
     Jun-97       0        0          0.0%        0.0%          0.0                  -
     Jul-97       0        0          0.0%        0.0%          0.0                  -
     Aug-97       0        0          0.0%        0.0%          0.0                  -
     Sep-97       0        0          0.0%        0.0%          0.0                  -
     Oct-97       0        0          0.0%        0.0%          0.0                  -
     Nov-97       0        0          0.0%        0.0%          0.0                  -
     Dec-97       0        0          0.0%        0.0%          0.0                  -
     Jan-98       0        0          0.0%        0.0%          0.0                  -
     Feb-98       0        0          0.0%        0.0%          0.0                  -
     Mar-98       0        0          0.0%        0.0%          0.0                  -
     Apr-98       0        0          0.0%        0.0%          0.0                  -
     May-98       0        0          0.0%        0.0%          0.0                  -
     Jun-98       0        0          0.0%        0.0%          0.0                  -
     Jul-98       0        0          0.0%        0.0%          0.0                  -
     Aug-98       0        0          0.0%        0.0%          0.0                  -
     Sep-98       0        0          0.0%        0.0%          0.0                  -
     Oct-98       0        0          0.0%        0.0%          0.0                  -
     Nov-98       0        0          0.0%        0.0%          0.0                  -
     Dec-98       0        0          0.0%        0.0%          0.0                  -
     Jan-99       0        0          0.0%        0.0%          0.0                  -
     Feb-99       0        0          0.0%        0.0%          0.0                  -
     Mar-99       0        0          0.0%        0.0%          0.0                  -
     Apr-99       0        0          0.0%        0.0%          0.0                  -
     May-99       0        0          0.0%        0.0%          0.0                  -
     Jun-99       0        0          0.0%        0.0%          0.0                  -
     Jul-99       0        0          0.0%        0.0%          0.0                  -
     Aug-99       0        0          0.0%        0.0%          0.0                  -
     Sep-99       0        0          0.0%        0.0%          0.0                  -
     Oct-99       0        0          0.0%        0.0%          0.0                  -
     Nov-99       0        0          0.0%        0.0%          0.0                  -
     Dec-99       0        0          0.0%        0.0% OK       0.0                  - OK
     Jan-00       0        0          0.0%        0.0% OK       0.0                  - OK
     Feb-00       0        0          0.0%        0.0% OK       0.0                  - OK

CALCULATION
High                                              0.0%                               -
Low                                               0.0%                               -
Average                                           0.0%                               -
STD Deviation                                     0.0%                               -
High + 1 std deviations                           0.0%                               -

TRIGGER                                                                      5.0%
===================================================================================
($ in thousands)
                                           DEFAULT RATIO
                 ------------------------------------------------------------------
                  Total     >60                   Total      Monthly    Rolling 6 -
Period           A/R EOM     $    write-offs    W/O & >60    Default      Month
---------------------------------------------------------               -----------
     Jan-97         -        -         -            -        #DIV/0!
     Feb-97         -        -         -            -        #DIV/0!
     Mar-97         -        -         -            -        #DIV/0!
     Apr-97         -        -         -            -        #DIV/0!
     May-97         -        -         -            -        #DIV/0!
     Jun-97         -        -         -            -        #DIV/0!       0.0%
     Jul-97         -        -         -            -        #DIV/0!       0.0%
     Aug-97         -        -         -            -        #DIV/0!       0.0%
     Sep-97         -        -         -            -        #DIV/0!       0.0%
     Oct-97         -        -         -            -        #DIV/0!       0.0%
     Nov-97         -        -         -            -        #DIV/0!       0.0%
     Dec-97         -        -         -            -        #DIV/0!       0.0%
     Jan-98         -        -         -            -        #DIV/0!       0.0%
     Feb-98         -        -         -            -        #DIV/0!       0.0%
     Mar-98         -        -         -            -        #DIV/0!       0.0%
     Apr-98         -        -         -            -        #DIV/0!       0.0%
     May-98         -        -         -            -        #DIV/0!       0.0%
     Jun-98         -        -         -            -        #DIV/0!       0.0%
     Jul-98         -        -         -            -        #DIV/0!       0.0%
     Aug-98         -        -         -            -        #DIV/0!       0.0%
     Sep-98         -        -         -            -        #DIV/0!       0.0%
     Oct-98         -        -         -            -        #DIV/0!       0.0%
     Nov-98         -        -         -            -        #DIV/0!       0.0%
     Dec-98         -        -         -            -        #DIV/0!       0.0%
     Jan-99         -        -         -            -        #DIV/0!       0.0%
     Feb-99         -        -         -            -        #DIV/0!       0.0%
     Mar-99         -        -         -            -        #DIV/0!       0.0%
     Apr-99         -        -         -            -        #DIV/0!       0.0%
     May-99         -        -         -            -        #DIV/0!       0.0%
     Jun-99         -        -         -            -        #DIV/0!       0.0%
     Jul-99         -        -         -            -        #DIV/0!       0.0%
     Aug-99         -        -         -            -        #DIV/0!       0.0%
     Sep-99         -        -         -            -        #DIV/0!       0.0%
     Oct-99         -        -         -            -        #DIV/0!       0.0%
     Nov-99         -        -         -            -        #DIV/0!       0.0%
     Dec-99         -        -         -            -        #DIV/0!       0.0% OK
     Jan-00         -        -         -            -        #DIV/0!       0.0% OK
     Feb-00         -        -         -            -        #DIV/0!       0.0% OK

CALCULATION
High                                                                       0.0%
Low                                                                        0.0%
Average                                                                    0.0%
STD Deviation                                                              0.0%
High + 1 std deviations                                                    0.0%

                                  INGRAM MICRO
                         Collateral Trigger Calculations
                                  FYE December


TRIGGER                                              8.0%                         30.0
============================================================================================
($ in thousands)
                              DILUTION RATIO                RECEIVABLE COLLECTION TURNOVER
                ------------------------------------------  ------------------------------
                Gross   Dilutive    Monthly    Rolling 6 -    Monthly          Rolling 6 -
Period          Sales   Credits     Dilution     Months         T/O               Month
--------------------------------               ---------------------------------------------



TRIGGER                                                                      5.0%
===================================================================================
($ in thousands)
                                           DEFAULT RATIO
                 ------------------------------------------------------------------
                  Total     >60                   Total      Monthly    Rolling 6 -
Period           A/R EOM     $    write-offs    W/O & >60    Default      Month
---------------------------------------------------------               -----------

                                    EXHIBIT F
                                       TO
                            SERIES 2000-1 SUPPLEMENT

                        FORM OF ISSUANCE/INCREASE NOTICE


                                                                   _______ ,20__

THE CHASE MANHATTAN BANK
[450 West 33rd Street, 14th Floor
New York, New York 10001]

Telecopier: (212) 946-8302
            Attention: Capital Markets Fiduciary Services-Ingram Funding
                       Master Trust

Ladies and Gentlemen:

         Reference is hereby made to the Series 2000-1 Supplement, dated as of March 8, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Supplement"), among Ingram Funding Inc. (the "Company"), Ingram Micro Inc. as Master Servicer (in such capacity, the "Master Servicer"), General Electric Capital Corporation, as agent (the "Agent"), Redwood Receivables Corporation, as the initial purchaser (the "Initial Purchaser"), the financial institutions from time to time party thereto, as liquidity banks and The Chase Manhattan Bank, as Trustee. Capitalized terms used in this Notice and not otherwise defined herein shall have the meanings assigned thereto in the Supplement.

         This Notice constitutes the notice required in connection with [the initial issuance] [an Increase] pursuant to Section 2.05(a) of the Supplement.

         The [Master Servicer] [Company] hereby requests [a purchase in respect of the initial issuance of the VFC Certificate] [an Increase] be made by the Purchasers on _________, _____ in the aggregate amount of $_______.

         The [Master Service] [Company] hereby represents and warrants, as of the date of such [initial issuance] [Increase] after giving effect thereto, that the conditions set forth in Section 2.05 of the Supplement with respect to such [initial issuance] [Increase] have been satisfied.

         IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed by its duly authorized officer as of the date first above written.

                                           [INGRAM MICRO INC., as Master
                                           Servicer] [INGRAM FUNDING INC.]


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   SCHEDULE 1
                                       TO
                            SERIES 2000-1 SUPPLEMENT


                                   COMMITMENTS


Redwood Receivables Corporation             $700,000,000

                                   SCHEDULE 2
                                       TO
                            SERIES 2000-1 SUPPLEMENT

                                 TRUST ACCOUNTS


         DDA #                   Account Name
         -----                   ------------
         507-893867              Ingram Series 2000-1 Coll Subaccount
         507-893875              Ingram Ser 2000-1 Princ Coll Sub-Sub A/C
         507-893883              Ingram Ser 2000-1 NonPrin Coll Sb-sb A/C
         507-893905              Ingram Ser 2000-1 Acc Int Sub-Sub A/C